UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10491

Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds
Closed-End Funds
Nuveen
December 31,
2023
Annual
Report
Nuveen Multi-Asset Income Fund
NMAI
Nuveen Real Asset Income and Growth Fund
JRI
Nuveen Real Estate Income Fund
JRS

IMPORTANT DISTRIBUTION NOTICE
for Shareholders of the Nuveen Real Estate Income Fund (JRS)
Annual Shareholder Report for the period ending December 31, 2023
The Nuveen Real Estate Income Fund (JRS) seek to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution
Policy the Fund uses to achieve this.
The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.1700 per share) may be derived from a variety of sources, including:
distributions from portfolio companies (REITs),
realized capital gains or,
Possibly, returns of capital representing in certain cases unrealized capital appreciation.
Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-
term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.
When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-
term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website
(www.nuveen.com/cef), and by sending it in written form.
You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The
Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed
Distribution Policy.

Table
of Contents

Letter to Shareholders 4
Important Notices 5
Portfolio Managers’ Comments 6
Fund Leverage 11
Common Share Information 13
About the Funds’ Benchmarks 17
Performance Overview and Holdings Summaries 19
Report of Independent Registered Public Accounting Firm 25
Portfolios of Investments 27
Statement of Assets and Liabilities 85
Statement of Operations 86
Statement of Changes in Net Assets 87
Statement of Cash Flows 89
Financial Highlights 92
Notes to Financial Statements 95
Shareholder Update 110
Important Tax Information 144
Shareholder Meeting Report 146
Additional Fund Information 147
Glossary of Terms Used in this Report 148
Board Members & Officers 149

Letter
to Shareholders
Dear Shareholders,
Financial markets spent the past year focused on the direction of inflation and whether policy makers would be able to deliver a soft landing in their economies. After more than a year and a half of interest rate increases by the U.S. Federal Reserve (Fed) and other central banks, financial conditions have tightened and inflation rates have cooled considerably. The Fed increased the target fed funds rate from near zero in March 2022 to a range of 5.25% to 5.50%
at its latest increase in July 2023, then left the rate unchanged through January 2024. At its
December 2023 policy meeting, the Fed acknowledged the fed funds rate may have reached its peak, and then in January 2024 removed the suggestion that another hike was possible.
But current inflation rates remain above central banks’ targets, and the trajectory from here is difficult to predict given that monetary policy acts on the economy with long and variable lags.
Surprisingly, economies were relatively resilient for much of 2023. The “most predicted recession” did not materialize in the U.S. during 2023, while U.K. and European economic growth had begun to show signs of stagnation or decline in the second half of the year. U.S.
gross domestic product rose 3.3% in the fourth quarter of 2023, slower than 4.9% in the third quarter but still ahead of 2.1% in the second quarter and 2.0% in the first quarter. For 2023 overall, GDP grew 2.5% (from the 2022 annual level to the 2023 annual level), compared to
1.9% in 2022. Much of the growth was driven by a relatively strong jobs market, which kept consumer sentiment and spending elevated despite long-term interest rates nearing multi-year highs, a series of U.S. regional bank failures and shocks from flaring geopolitical tensions.
While central banks are likely nearing the end of this interest rate hiking cycle, there are still upside risks to inflation and downside risks to the economy. Some labor market and consumer indicators are softening. Government funding and deficits remain a concern, especially as the
U.S. election year gets underway. The markets will continue to try to anticipate monetary policy shifts as the Fed evaluates incoming data and adjusts its rate setting activity on a meeting-
by-meeting basis. Geopolitical risks – from relations with China, to wars in Europe and the
Middle East – also expand the range of outcomes from economies and markets around the world. All these uncertainties, and others, will remain sources of short-term market volatility.
In this environment, Nuveen remains committed to filtering the market noise for investable opportunities that ultimately serve long-term investment objectives. Maintaining a long-term perspective is also important for investors, and we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Co-Chair of the Board
February 22, 2024

Important Notices

Portfolio Manager Update for JRS
Effective June 30, 2023, Kenneth Statz retired from Security Capital Research & Management Incorporated and no longer serves as a portfolio manager of the Fund. There were no other changes to the portfolio management of the Fund during the reporting period.
Events that Occurred Subsequent to the Reporting Period for JRI
Jay L. Rosenberg has announced that he will retire from Nuveen on July 1, 2024. He will continue to serve as a portfolio manager of JRI until March 31, 2024. There are no other changes to the Fund’s portfolio management team and there are no changes to the
Fund’s investment objective, principal investment strategy or principal risks. Refer to the press release issued on February 8, 2024, for further information.

Portfolio Managers’
Comments
Nuveen Multi-Asset Income Fund (NMAI)
Nuveen Real Asset Income and Growth Fund (JRI)
Nuveen Real Estate Income Fund (JRS)
The Nuveen Multi-Asset Income Fund (NMAI) features a dynamic multi-asset allocation strategy that may invest in a portfolio of equity and debt securities of issuers located around the world through access to all the different types of equity and income strategies offered by Nuveen Asset Management, LLC (NAM), Teachers Advisors, LLC (TAL) and Winslow Capital Management LLC
(Winslow). NAM, TAL and Winslow each serve as a sub-adviser to the Fund and are each an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Nathan Shetty, CFA, FRM, and Anurag Dugar.
The Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Jay Rosenberg, Tryg
Sarsland, Brenda Langenfeld, CFA, Jean Lin, CFA, and Benjamin Kerl.
Subsequent to the close of the reporting period, Jay Rosenberg announced that he will retire from Nuveen on July 1, 2024. He will continue to serve as a portfolio manager of JRI until March 31, 2024. There are no other changes to the Fund’s portfolio management team and there are no changes to the Fund’s investment objective, principal investment strategy or principal risks.
The Nuveen Real Estate Income Fund (JRS) features portfolio management by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly owned subsidiary of JPMorgan Chase &
Company. Anthony Manno Jr., Kevin Bedell and Nathan Gear, CFA, lead the investment and portfolio management team.
As described in prior communications, effective June 30, 2023, Kenneth D. Statz retired from Security Capital Research &
Management Incorporated and no longer serves as a portfolio manager of JRS.
Here the Funds’ portfolio management teams review economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2023. For more information on the Funds’
investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the economy and financial markets during the twelve-month reporting period ended December 31,
2023?
The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended December 31, 2023. Gross domestic product rose at an annualized rate of 3.3% in the fourth quarter of 2023, after sharply accelerating to 5.2% (annualized) in third quarter of 2023, according to the U.S. Bureau of Economic Analysis initial estimate. For the year as a whole, GDP was up 2.5% (from the 2022 annual level to the 2023 annual level), compared with an increase of 1.9% in 2022. During the reporting period, price pressures eased in comparison to 2022 given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained higher than central banks’ target levels.
The Fed raised its target fed funds rate four times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July
2023 and voting to hold it at that level at its remaining meetings in 2023. During the beginning of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy. One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley
Bank, Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit
Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of December 2023, the unemployment rate was 3.7%, near its pre-

pandemic low, with monthly job growth continuing to moderate. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023. Notably, in
August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.
Nuveen Multi-Asset Income Fund (NMAI)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
The Fund seeks to provide attractive total return through high current income and capital appreciation. The Fund dynamically invests in a portfolio of equity and debt securities of issuers located around the world. This dynamic investment strategy uses a risk-based framework to determine the allocations. The relative allocations of the Fund’s managed assets for investment between equity and debt securities, and relative allocations to the different types of equity and income strategies, will vary from time to time, consistent with the Fund’s investment objective. The Fund uses leverage, which is discussed in more detail in the Fund Leverage section of this report.
For much of the reporting period, the portfolio management team found the risk-reward trade-off for risk assets uncompelling relative to cash and the cost of leverage. Given the portfolio management team’s outlook for limited upside with potentially greater downside for risk assets relative to cash, the Fund opportunistically reduced exposure to equities and credit and lowered the
Fund’s leverage ratio. After the strong rally in equities and a backup in interest rates in the middle of the reporting period, the Fund reduced the equity allocation in favor of core and short-term bonds based on the portfolio management team’s concern about the lagged impact of higher interest rates on corporate earnings and profit margins.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, NMAI underperformed the NMAI Blended Benchmark, which consists of 1) 50% MSCI ACWI Index (Net) and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index. For purposes of this
Performance Commentary, references to relative performance are in comparison to the NMAI Blended Benchmark.
The Fund’s allocations to global infrastructure, U.S. real estate investment trusts (REITs) and emerging market equities, which underperformed the MSCI ACWI Index (Net), detracted from relative performance. In addition, the Fund’s allocations to mortgage-
backed securities (MBS), short-term bonds and U.S. Treasury Inflation Protected Securities weighed negatively on relative performance as they underperformed the Bloomberg U.S. Corporate High Yield Bond Index. The Fund’s call-overwriting strategy also detracted from relative performance after the sharp equity rally in the fourth quarter of 2023 turned its performance negative.
Partially offsetting the relative underperformance was the Fund’s allocation to floating rate senior loans, which posted strong returns driven by an increase in short-term interest rates and a compression in credit spreads. In addition, positive security selection within the Fund’s allocations to global equities, global infrastructure and MBS contributed to relative results.
During the reporting period, NMAI's use of leverage through bank borrowings and reverse repurchase agreements contributed to relative performance. Leverage is discussed in more detail in the Fund Leverage section of this report.
Nuveen Real Asset Income and Growth Fund (JRI)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
The Fund seeks to deliver a high level of current income and long-term capital appreciation by investing in real asset-related companies across the world and in capital structure, including common stocks, preferred securities, and debt. Real asset-related companies include those engaged in owning, operating, or developing infrastructure projects, facilities, and services, as well as real estate investment trust (REITs). The Fund uses leverage, which is discussed in more detail later in the Fund Leverage section of this report.

Portfolio Managers’ Comments
(continued)

During the reporting period, the portfolio management team largely maintained the Fund’s more defensive posture throughout the portfolio given continued geopolitical risks and global growth and interest rate uncertainty. The debt portion of the Fund remained a focus, ending the reporting period with a notable overweight. The Fund maintained this overweight because of the potential for continued equity market volatility, especially considering the sharp advance in equity markets in late 2023. Additionally, the debt segment of the capital structure offered attractive yields and pricing. As yields increased throughout much of the reporting period, the portfolio management team continued to focus on higher quality debt exposure, highlighting investment grade credits, without sacrificing income.
To fund the increased debt exposure, the portfolio management team underweighted common equities in the portfolio. Overall exposure to preferred securities remained consistent over the reporting period; however, within the asset class, exposure to real estate preferreds increased and global infrastructure preferreds decreased. Although the portfolio management team intends to balance U.S. and non-U.S. exposures over time, the Fund’s U.S. overweight increased during the reporting period because the portfolio management team was able to find incrementally more attractive opportunities in the U.S.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, JRI underperformed the JRI Blended Benchmark, which consists of 25% FTSE EPRA Nareit Developed Index (Net), 22% S&P Global Infrastructure Index (Net), 20% ICE Hybrid & Preferred
Infrastructure 7% Issuer Constrained Custom Index, 13% FTSE Nareit Preferred Stock Index and 20% Bloomberg U.S. Corporate
High Yield Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JRI Blended Benchmark.
Within the real asset debt sector, security selection and an underweight position in industrials were the primary detractors from relative performance. These companies are typically excluded from the Fund’s investment universe because their business is not derived from infrastructure or real estate related activities. As a result, the Fund has a structural underweight to the industrials sector, which proved detrimental during most of this reporting period as higher interest rates pressured infrastructure and real estate companies, while industrials performed better. Although the rapid shift in interest rates late in the reporting period supported infrastructure and real estate, the move was not enough to offset their earlier underperformance.
Security selection among real estate preferred securities also detracted from relative performance. The Fund’s underweights to various hotel and office REITs detracted as both property types rebounded during the reporting period. These underweights are partly due to the Fund’s more defensive tilt, as these sectors have historically been more closely tied to economic activity.
Additionally, the portfolio management team has generally maintained an underweight to hotel REITs because of pressure on margins from rising costs. Meanwhile, the Fund’s office exposure has remained minimal because of poor fundamentals and a difficult outlook for the segment, given more flexible work arrangements adopted during the pandemic.
Security selection detracted in global infrastructure preferred securities, particularly electric utility companies with greater renewable energy exposure. Growth and development within the renewable energy segment has been impaired by the rising cost of capital and lower expected returns, resulting in weaker relative performance.
Partially offsetting the Fund’s underperformance was favorable security selection in the electric utilities segment of the global infrastructure common equity sector. The electric utilities segment underperformed in 2023 because of interest rate increases.
Within the sector, the Fund benefited from lower exposures to utilities with capital funding needs and utilities that were required to dispose of assets to shore up their balance sheets. These companies generally experienced additional downward pressure. The
Fund’s selective avoidance of companies with considerable renewable energy exposure also helped as renewable development has been hindered by the increased cost of capital. The portfolio management team has maintained the Fund’s electric utilities underweight in infrastructure common equity, preferring to gain more exposure to this area in the debt portion of the portfolio, where electric utilities have held up better.
The Fund’s use of leverage through bank borrowings contributed to relative performance during the reporting period and was also accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.
The Fund continued using interest rate futures to partially hedge the portfolio against movements in interest rates. The interest rate futures had a negligible impact on relative performance during the reporting period.

Nuveen Real Estate Income Fund (JRS)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
The Fund's investment objective is high current income and capital appreciation. The Fund invests primarily in income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies. At least 75% of the Fund's managed assets will be in securities rated investment grade. The Fund uses leverage, which is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team sought to maintain significant property type and geographic diversification while considering company credit quality and security type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security. The portfolio management team focused on securities that it believed would be best positioned to generate sustainable income and potential price appreciation. In addition to fundamental security research, the proportion of the Fund invested in common equity versus preferred securities, senior unsecured bonds and cash was a key tactic used to manage risk at the portfolio level. In general, during times of strong economic growth, the portfolio management team increased the portfolio allocation to common equity. In less certain times, the portfolio management team tended to increase the portfolio allocation toward preferred securities.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, JRS outperformed the JRS Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JRS Blended Benchmark, which consists of 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 40% FTSE Nareit Preferred Stock Index.
Contributing to the Fund’s outperformance was an overweight in two strongly performing single-family rental housing companies,
American Homes 4 Rent and Invitation Homes Inc. Rising mortgage rates dampened the affordability and availability of homes for sale, generating a strong tailwind for these home rental alternatives. While apartment rental growth is decelerating, single-family home rentals remain strong, and are aided by limited new supply and increasing demand. The Fund maintained positions in both
American Homes 4 Rent and Invitation Homes at the end of the reporting period.
The Fund also benefited from an overweight in self-storage investments. Self-storage companies have a diverse and historically recession-resistant set of demand drivers, which are amplified by favorable operational economies of scale. These drivers prompted merger and acquisition activity in the segment during the reporting period, including the merger of Fund holding Extra Space
Storage Inc. with Life Storage Inc., which offset a normalization of rental growth rates during the reporting period. Following the close of the merger in July 2023, the Fund maintained a position in the remaining entity, Extra Space Storage, through the end of the reporting period.
Partially offsetting the Fund’s outperformance was its underweight to industrial property companies, which outperformed the broader REIT market. Vacancy rates for industrial properties have remained low and new industrial construction has slowed while new leasing terms have remained strong.
The Fund’s use of leverage through bank borrowings contributed to relative performance during the reporting period. The Fund’s use of leverage was also accretive to overall common share income.

Portfolio Managers’ Comments
(continued)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s (S&P)
and Fitch, Inc. (Fitch). For NMAI, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. For JRI and JRS, the highest rating given by Moody’s, S&P and Fitch is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings and reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
JRI and NMAI's use of leverage contributed while JRS' use of leverage significantly contributed to relative performance over the reporting period. In addition, JRS and JRI's use of leverage was accretive to overall common share income.
During the current fiscal period, JRI and JRS used interest rate swap contracts to partially hedge their interest cost of leverage. The interest rate swaps contributed to relative performance during the reporting period.
As of December 31, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.
* Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment
Company Act of 1940.
THE FUNDS’ REGULATORY LEVERAGE
Bank Borrowings
As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowings activities are as shown in the accompanying table.
Refer to Notes to Financial Statements for further details.
Reverse Repurchase Agreements
As noted previously, in addition to bank borrowings, NMAI also used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.
NMAI JRI JRS
Effective Leverage
*
26.28% 28.78% 26.98%
Regulatory Leverage
*
15.67% 28.78% 26.98%
Current Reporting Period
Subsequent to the Close of the Reporting
Period
Fund
Outstanding
Balance as of
January 1,
2023 Draws Paydowns
Outstanding
Balance as of
December 31,
2023
Average
Balance
Outstanding Draws Paydowns
Outstanding
Balance as of
February 22,
2024
NMAI $175,601,000 $ 37,515,000 $(127,700,000) $85,416,000 $132,711,712 $- $- $85,416,000
JRI $166,985,000 $ - $(15,290,000) $151,695,000 $158,467,932 $- $- $151,695,000
JRS $104,400,000 $ - $(10,000,000) $94,400,000 $96,646,575 $- $- $94,400,000

Fund Leverage
(continued)
Refer to Notes to Financial Statements for further details.
Current Reporting Period
Subsequent to the Close of the Reporting
Period
Fund
Outstanding
Balance as
January 1,
2023 Sales Purchases
Outstanding
Balance as of
December 31,
2023
Average
Balance
Outstanding Sales Purchases
Outstanding
Balance as of
February 22,
2024
NMAI $59,893,750   $341,557,620 $(322,935,210) $78,516,160 $65,620,497   $ -   $ - $78,516,160

Common Share Information

NMAI DISTRIBUTION INFORMATION
The following information regarding the distributions for the Fund are current as of December 31, 2023, the Fund's fiscal and tax year end, and may differ from previously issued distribution notices.
Updated Distribution Policy for NMAI
On November 29, 2023, the Funds’ Board of Trustees (the “Board”) updated the Fund’s distribution policy. Effective for distributions payable on December 29, 2023, the Fund’s distribution policy, which may be changed by the Board, is to make regular quarterly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular quarterly distribution and to distribute realized capital gains at least annually. In addition, in any quarterly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.
A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with
“yield” or “income.” The Fund attributes these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Fund’s distributions are available on www.nuveen.com/en-us/closed-
end-funds.
JRI DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of December 31, 2023 the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications
Updated Distribution Policy for JRI
On November 29, 2023, the Funds’ Board of Trustees (the “Board”) updated the Fund’s distribution policy. Effective for distributions payable on December 29, 2023, the Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain
Data as of December 31, 2023
Per Share Estimated Sources of Distribution Estimated Percentage of Distributions
NMAI (FYE 12/31)
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
1
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
1
Quarterly
Distribution $0.4000 $0.1901 $0.0000 $0.0000 $0.2099 47.52% 0.00% 0.00% 52.48%
Fiscal YTD $1.3000 $0.6178 $0.0000 $0.0000 $0.6822 47.52% 0.00% 0.00% 52.48%
1
Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

Common Share Information
(continued)

its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.
The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.
A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with
“yield” or “income.” The Fund attributes these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Fund’s distributions are available on www.nuveen.com/en-us/closed-
end-funds.
JRS DISTRIBUTION INFORMATION
The following 19(a) Notice presents JRS’s most current distribution information as of November 30, 2023 as required by certain exempted regulatory relief the Fund has received.
Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.
DISTRIBUTION INFORMATION - AS OF NOVEMBER 30, 2023
JRS makes regular cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the
Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the
Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the
Fund’s Managed Distribution Policy.
The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. It is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to
be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
Data as of December 31, 2023
Per Share Estimated Sources of Distribution Estimated Percentage of Distributions
JRI (FYE 12/31)
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Current
Distribution $0.1000 $0.0611 $0.0000 $0.0000 $0.0389 61.11% 0.00% 0.00% 38.89%
Fiscal YTD $1.0760 $0.6575 $0.0000 $0.0000 $0.4185 61.11% 0.00% 0.00% 38.89%

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes, which will be based on the information from the issuer of the security. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.
The following table provides information regarding the JRS’s distributions and total return performance over various time periods.
This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet its distributions.
DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2023
The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2023. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Data as of November 30, 2023
Per Share Estimated Sources of Distribution
1
Estimated Percentage of Distributions
1
JRS (FYE 12/31)
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Current Quarter $0.1700 $0.0457 $0.0000 $0.0000 $0.1243 26.90% 0.00% 0.00% 73.1%
Fiscal YTD $0.6800 $0.1826 $0.0000 $0.0000 $0.4974 26.90% 0.00% 0.00% 73.1%
1 Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.
Data as of November 30, 2023
Annualized Cumulative
5-Year Fiscal YTD Fiscal YTD Fiscal YTD
JRS (FYE 12/31)
Inception Date
Quarterly
Distribution
Fiscal YTD
Distribution
Net Asset
Value (NAV)
Return
on NAV
Dist Rate on
NAV
1
Return
on NAV
Dist Rate on
NAV
1
Nov 2001 $0.1700 $0.6800 $8.15 2.66% 8.34% 6.86% 8.34%
1
As a percentage of 11/30/23 NAV.
Data as of December 31, 2023
Per Share Sources of Distribution Percentage of Distributions
JRS (FYE 12/31)
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
1
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
1
Fiscal YTD $0.6800 $0.2315 $0.0000 $0.0000 $0.4485 34.04% 0.00% 0.00% 65.96%
1 Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.
Data as of December 31, 2023
Annualized
1-Year 5-Year Fiscal YTD
JRS (FYE 12/31)
Inception Date
Net Asset Value
(NAV)
Return
on NAV
Return
on NAV
Dist Rate on
NAV
Nov 2001 $8.84 18.14% 6.59% 7.69%
1
Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form
1099-DIV shortly after calendar year-end.

Common Share Information
(continued)

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
As of December 31, 2023 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.
During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.
OTHER COMMON SHARE INFORMATION
As of December 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
NMAI JRI JRS
Common shares cumulatively repurchased and retired 0 243,500 0
Common shares authorized for repurchase 3,340,000 2,745,000 2,885,000
JRI
Common shares repurchased and retired 37,001
Weighted average price per common share repurchased and retired $ 11.15
Weighted average discount per common share repurchased and retired (16.36)%
NMAI JRI JRS
Common share NAV $13.76 $13.69 $8.84
Common share price $12.30 $11.72 $7.82
Premium/(Discount) to NAV (10.61)% (14.39)% (11.54)%
Average premium/(discount) to NAV (13.89)% (14.61)% (10.71)%

About the Funds’ Benchmarks

Bloomberg Global Capital Securities Index:
An index designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Corporate High Yield Bond Index:
An index designed to measure the performance of the USD-
denominated, fixed rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
FTSE EPRA/ Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National
Association of Real Estate Investment Trusts) Developed Index (Net):
An index designed to measure the performance
of listed real estate companies and REITs worldwide. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred
Stock Index:
An index designed to track the performance of the U.S. REITs preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index:
An index designed to measure the
performance of the energy and utilities subgroups of the ICE BofA U.S. All Capital Securities Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JRI Blended Benchmark
•
Through March 31, 2021:
Consists of: 1) 28% S&P Global Infrastructure Index (Net), (defined herein), 2) 21%
FTSE EPRA/Nareit Developed Index (Net) (defined herein), 3) 18% Wells Fargo Hybrid & Preferred Securities
REIT Index (defined herein, index was discontinued on April 1, 2021), 4) 18% Bloomberg U.S. Corporate
High Yield Bond Index (defined herein), and 5) 15% Bloomberg Global Capital Securities Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•
Effective April 1, 2021:
Consists of the previous composition (see above) through March 31, 2021, and thereafter: 1) 25% FTSE EPRA/Nareit Developed Index (Net) (defined herein), 2) 22% S&P Global Infrastructure
Index (Net) (defined herein), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index
(defined herein), 4) 20% Bloomberg U.S. Corporate High Yield Bond Index (defined herein), and 5) 13% FTSE
Nareit Preferred Stock Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JRS Blended Benchmark
• Through March 31, 2021:
Consists of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) (defined herein), and 2) 40% Wells Fargo Hybrid & Preferred Securities REIT Index (defined herein, index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
• Effective April 1, 2021:
Consists of the previous composition (see above) through March 31, 2021, and thereafter: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) (defined herein), and 2) 40% FTSE Nareit
Preferred Stock Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI ACWI Index (Net):
An index designed to measure the performance of large and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index (Net):
An index designed to measure the performance of large and mid-cap equity securities across 23 developed market countries. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

About the Funds’ Benchmarks
(continued)

NMAI Blended Benchmark:
Consists of: 1) 50% MSCI ACWI (Net) (defined herein), and 2) 50% Bloomberg U.S. Corporate
High Yield Bond Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index:
An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Global Infrastructure Index (Net):
An index designed to measure the performance of listed infrastructure companies from around the world. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Wells Fargo Hybrid & Preferred Securities REIT Index (discontinued on April 1, 2021):
An index designed to measure
the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Wilshire U.S. Real Estate Securities Index (WILRESI):
An index designed to measure the performance of U.S. publicly-
traded real estate securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Multi-Asset Income Fund
Performance Overview and Holdings Summaries as of December 31,
2023

NMAI
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the NMAI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% MSCI ACWI Index (Net) and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2023
 - Common Share Price
Total Returns as of
December 31, 2023
Average Annual
Inception
Date 1-Year
Since
Inception
NMAI at Common Share NAV 11/22/21 12.87% (4.97)%
NMAI at Common Share Price 11/22/21 19.43% (8.11)%
S&P 500® Index — 26.29% 2.53%
NMAI Blended Benchmark — 17.86% 0.66%

Performance Overview and Holdings Summaries as of
December 31,2023
(continued)
Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the Fund uses credit quality ratings for its portfolio securities provided by Standard
& Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a securi-
ty, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for
Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB,
B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Common Stocks 43.1%
Asset-Backed and Mortgage-
Backed Securities 18.0%
Exchange-Traded Funds 12.8%
Variable Rate Senior Loan
Interests 11.9%
U.S. Government and Agency
Obligations 10.4%
Emerging Market Debt and
Foreign Corporate Bonds 8.8%
Real Estate Investment Trust
Common Stocks 8.7%
$1,000 Par (or similar)
Institutional Preferred 7.9%
Contingent Capital Securities 5.2%
Corporate Bonds 3.1%
$25 Par (or similar) Retail
Preferred 3.1%
Warrants 0.1%
Investment Companies 0.0%
Options Purchased 0.0%
Common Stock Rights 0.0%
Repurchase Agreements 5.1%
Other Assets & Liabilities, Net (2.3)%
Reverse Repurchase
Agreements, including accrued
interest (17.3)%
Borrowings (18.6)%
Net Assets 100%
Bond Credit Quality
(% of total fixed-income investments)
AAA 18.1%
AA 2.9%
A 1.2%
BBB 17.8%
BB or Lower 36.3%
N/R (not rated) 23.7%
Total 100%
Portfolio Composition
1
(% of total investments)
Exchange-Traded Funds 9.3%
Banks 9.1%
Equity Real Estate Investment
Trusts (REITs) 6.4%
Utilities 4.5%
Energy 4.2%
Capital Goods 3.4%
Transportation 3.1%
Financial Services 2.5%
Pharmaceuticals, Biotechnology
& Life Sciences 2.3%
Insurance 2.2%
Semiconductors &
Semiconductor Equipment 2.2%
Media & Entertainment 2.2%
Health Care Equipment &
Services 2.2%
Materials 2.1%
Software & Services 2.1%
Food, Beverage & Tobacco 1.7%
Consumer Services 1.7%
Commercial & Professional
Services 1.4%
Technology Hardware &
Equipment 1.3%
Consumer Discretionary
Distribution & Retail 1.3%
Other 4.1%
Asset-Backed and Mortgage-
Backed Securities 13.0%
U.S. Government and Agency
Obligations 7.6%
Emerging Market Debt and
Foreign Corporate Bonds 6.4%
Investment Companies 0.0%
Options Purchased 0.0%
Repurchase Agreements 3.7%
Total 100%
Top Five Issuers
(% of total investments)
Fannie Mae Pool 8.2%
United States Treasury Inflation
Indexed Bonds 6.6%
iShares Core MSCI Emerging
Markets ETF 5.1%
Vanguard Short-Term Bond ETF 3.9%
Prologis Inc 0.8%
Country Allocation
2
(% of total investments)
United States 69.5%
Japan 2.9%
United Kingdom 2.5%
France 2.5%
Canada 1.6%
Netherlands 1.6%
Australia 1.5%
Brazil 1.4%
Germany 1.3%
Spain 1.2%
Switzerland 1.1%
Other 12.9%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 Includes 11.1% (as a percentage of total investments) in emerging market countries.

Nuveen Real Asset Income and Growth Fund
Performance Overview and Holdings Summaries as of December 31,2023

JRI
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
* For purposes of Fund performance, relative results are measured against the JRI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7%
Issuer Constrained Custom Index, 4) 20% Bloomberg U.S. Corporate High Yield Bond Index and 5) 13% FTSE Nareit Preferred Stock Index. Refer to
About the Funds' Benchmark for details on the Fund's Blended Benchmark composition through March 31, 2021.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2023
 - Common Share Price
Total Returns as of
December 31, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JRI at Common Share NAV 4/25/12 9.32% 3.90% 4.98%
JRI at Common Share Price 4/25/12 10.02% 5.71% 5.56%
MSCI World Index (Net) — 23.79% 12.80% 8.60%
JRI Blended Benchmark — 11.49% 4.99% 4.56%

Performance Overview and Holdings Summaries as of
December 31,2023
(continued)
Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Corporate Bonds 36 .7%
Real Estate Investment Trust
Common Stocks 31 .1%
Common Stocks 30 .5%
$25 Par (or similar) Retail
Preferred 19 .7%
$1,000 Par (or similar)
Institutional Preferred 13 .4%
Convertible Preferred Securities 2 .5%
Investment Companies 0 .6%
Asset-Backed and Mortgage-
Backed Securities 0 .1%
Repurchase Agreements 5 .3%
Other Assets & Liabilities, Net 0.5%
Borrowings (40.4)%
Net Assets 100%
Portfolio Credit Quality
(% of total long-term fixed-income
investments)
AA 1.4%
A 12.9%
BBB 51.3%
BB or Lower 27.1%
N/R (not rated) 7.3%
Total 100%
Portfolio Composition
(% of total investments)
Utilities 28.8%
Real Estate Investment Trust
Common Stocks 22.2%
Energy 16.9%
Equity Real Estate Investment
Trusts (REITs) 16.0%
Transportation 3.2%
Telecommunication Services 1.9%
Financial Services 1.1%
Health Care Equipment &
Services 1.1%
Media & Entertainment 1.0%
Real Estate Management &
Development 1.1%
Capital Goods 0.8%
Commercial & Professional
Services 0.8%
Investment Companies 0.4%
Consumer Services 0.4%
Automobiles & Components 0.2%
Asset-Backed and Mortgage-
Backed Securities 0.1%
Consumer Discretionary
Distribution & Retail 0.1%
Materials 0.1%
Real Estate 0.0%
Repurchase Agreements 3.8%
Total 100%
Country Allocation
1
(% of total investments)
United States 65 .8%
Canada 12 .1%
Australia 4 .3%
United Kingdom 3 .7%
Hong Kong 2 .6%
Singapore 2 .5%
Italy 2 .5%
Spain 1 .2%
France 1 .2%
Portugal 0 .8%
Mexico 0 .8%
Other 2 .5%
Total 100%
Top Five Common Stock Holdings
(% of total common stocks)
Enbridge Inc 6.7%
Pembina Pipeline Corp 5.2%
National Grid PLC, Sponsored
ADR 5.1%
Enel SpA 4.8%
ONEOK Inc 4.8%
1 Includes 1.4% (as a percentage of total investments) in emerging market countries.

Nuveen Real Estate Income Fund
Performance Overview and Holdings Summaries as of December 31,2023

JRS
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the JRS Blended Benchmark. The Fund’s Blended Benchmark consists of:
1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 2) 40% FTSE Nareit Preferred Stock Index. Refer to About the Funds' Benchmark for
details on the Fund's Blended Benchmark composition through March 31, 2021.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2023
 - Common Share Price
Total Returns as of
December 31, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JRS at Common Share NAV 11/15/01 18.14% 6.59% 7.49%
JRS at Common Share Price 11/15/01 13.46% 7.19% 6.85%
Wilshire U.S. Real Estate Securities Index (WILRESI) — 16.19% 7.58% 7.87%
JRS Blended Benchmark — 16.29% 6.11% 6.88%

Performance Overview and Holdings Summaries as of
December 31,2023
(continued)
Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Real Estate Investment Trust
Common Stocks 85.9%
Real Estate Investment Trust
Preferred Stocks 42.9%
Corporate Bonds 0.8%
Repurchase Agreements 8.3%
Other Assets & Liabilities, Net (1.0)%
Borrowings (36.9)%
Net Assets 100%
Portfolio Credit Quality
(% of total long-term fixed-income
investments)
A 13.6%
BBB 42.2%
BB or Lower 21.5%
N/R (not rated) 22.7%
Total 100%
Portfolio Composition
1
(% of total investments)
Retail REITs 15.7%
Office REITs 13.5%
Self-Storage REITs 11.8%
Industrial REITs 10.6%
Data Center REITs 10.3%
Multi-Family Residential REITs 10.0%
Health Care REITs 7.5%
Hotel & Resort REITs 5.5%
Single-Family Residential REITs 5.1%
Other 4.0%
Repurchase Agreements 6.0%
Total 100%
Top Five Common Stock Holdings
(% of total investments)
Prologis Inc 7.2%
Equinix Inc 4.3%
Simon Property Group Inc 3.7%
Digital Realty Trust Inc 3.4%
Ventas Inc 3.2%
Top Five Preferred Stock Issuers
(% of total investments)
Public Storage 4.2%
Highwoods Properties Inc 3.8%
Vornado Realty Trust 3.1%
Digital Realty Trust Inc 2.6%
Kimco Realty Corp 1.9%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen Multi-Asset Income Fund, Nuveen Real Asset Income and Growth Fund, and Nuveen Real Estate Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Funds listed in Appendix A (the Funds), including the portfolios of investments, as of December 31, 2023, the related statements of operations, cash flows and changes in net assets for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of
December 31, 2023, the results of their operations, cash flows and the changes in their net assets and their financial highlights for the periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians and brokers;
when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
February 27, 2024

Report of Independent Registered Public Accounting Firm
(continued)

Appendix A
For the year ended December 31, 2023 (statements of operations and cash flows); for each of the years in the two-year period ended December 31, 2023 (statements of changes in net assets); for each of the years in the five-year period ended December 31, 2023 (financial highlights):
Nuveen Real Estate Income Fund
Nuveen Real Asset Income and Growth Fund
For the year ended December 31, 2023 (statements of operations and cash flows); for each of the years in the two-year period ended December 31, 2023 (statements of changes in net assets); for each of the years in the two-year period ended December 31, 2023, and the period November 22, 2021 (commencement of operations) through December 31, 2021
(financial highlights):
Nuveen Multi-Asset Income Fund

Nuveen Multi-Asset Income Fund
Portfolio of Investments December 31, 2023
NMAI
Shares Description (a) Value
LONG-TERM INVESTMENTS - 133.1%  (96.3% of Total Investments)
X –
COMMON STOCKS - 43.1% (31.1% of Total Investments) X 198,086,770
Automobiles & Components - 0.8%
970,200 Astra International Tbk PT $ 355,793
12,046 BYD Co Ltd, Class A 336,335
3,688 (b),(c) Tesla Inc 916,394
101,400 (c) Toyota Motor Corp 1,858,024
Total Automobiles & Components 3,466,546
Banks - 3.4%
143,468 Banco Bilbao Vizcaya Argentaria SA 1,307,604
525,800 Bank Mandiri Persero Tbk PT 206,554
12,079 Bank of America Corp 406,700
1,432,400 Bank Rakyat Indonesia Persero Tbk PT 532,377
10,135 BNP Paribas SA 703,832
11,846 Commonwealth Bank of Australia 902,866
1,754 Credicorp Ltd 262,977
2,165 Fifth Third Bancorp 74,671
28,620 HDFC Bank Ltd, ADR 1,920,688
80,442 ING Groep NV 1,206,190
11,690 JPMorgan Chase & Co 1,988,468
54,800 Kasikornbank PCL 216,485
7,006 KB Financial Group Inc 292,303
182,900 Mitsubishi UFJ Financial Group Inc 1,569,671
56,696 Nordea Bank Abp 703,872
1,410 (b) PNC Financial Services Group Inc/The 218,339
35,500 Sumitomo Mitsui Financial Group Inc 1,727,423
25,003 (d) Wells Fargo & Co 1,230,648
Total Banks 15,471,668
Capital Goods - 3.3%
13,846 Airbus SE 2,139,047
715 Allegion plc 90,583
11,643 Ashtead Group PLC 809,272
1,104 (c) Boeing Co/The 287,769
1,892 (b) Caterpillar Inc 559,408
5,978 Cie de Saint-Gobain 440,861
9,409 Contemporary Amperex Technology Co
Ltd, Class A
216,600
270 Deere & Co 107,965
1,373 Dover Corp 211,181
2,096 Eaton Corp PLC 504,759
3,677 Eiffage SA 394,728
71,804 (c) Embraer SA 328,355
19,390 Ferrovial SE 707,752
28,600 (c) Hitachi Ltd 2,057,189
5,145 (b) Honeywell International Inc 1,078,958
1,840 (b) Masco Corp 123,243
253 Northrop Grumman Corp 118,439
621 Parker-Hannifin Corp 286,095
3,737 (b) Raytheon Technologies Corp 314,431
8,454 Siemens AG 1,586,049
19,500 Techtronic Industries Co Ltd 232,344
1,346 Trane Technologies PLC 328,289
836 (b) United Rentals Inc 479,379
13,710 Vinci SA 1,725,338
Total Capital Goods 15,128,034

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Shares Description (a) Value
Commercial & Professional Services - 0.9%
6,073 (c) Casella Waste Systems Inc, Class A $ 518,999
155,173 Cleanaway Waste Management Ltd 284,474
259 (c) EAS Segment 21,305
27,400 Infomart Corp 96,080
26,400 Recruit Holdings Co Ltd 1,103,814
5,476 (d) Republic Services Inc 903,047
6,368 Waste Connections Inc 950,551
1,833 Waste Management Inc 328,290
Total Commercial & Professional Services 4,206,560
Consumer Discretionary Distribution & Retail - 1.3%
125,500 Alibaba Group Holding Ltd 1,208,883
3,126 (d) Alibaba Group Holding Ltd, Sponsored
ADR
242,296
9,524 (c),(d) Amazon.com Inc 1,447,076
15,692 (c) Baozun Inc 42,996
1 (c) Belk Inc 9
1,742 Home Depot Inc/The 603,690
9,991 JD.com Inc, ADR 288,640
57,850 JD.com Inc, Class A 835,532
47,700 Lojas Renner SA 171,159
1,050 Lowe's Cos Inc 233,678
2,342 (c) PDD Holdings Inc ADR 342,658
6,287 Prosus NV 187,290
2,300 TJX Cos Inc/The 215,763
Total Consumer Discretionary Distribution & Retail 5,819,670
Consumer Durables & Apparel - 1.1%
2,078 Kering SA 920,343
875 LVMH Moet Hennessy Louis Vuitton SE 710,970
10,526 Moncler SpA 648,079
4,024 NIKE Inc, Class B 436,886
34 (c) NVR Inc 238,015
24,400 Sony Group Corp 2,309,041
Total Consumer Durables & Apparel 5,263,334
Consumer Services - 1.0%
174,789 (c) 24 Hour Fitness Worldwide Inc 1,398
83,128 (c) 24 Hour Fitness Worldwide Inc 831
116,034 Arcos Dorados Holdings Inc, Class A 1,472,472
41 (c) Booking Holdings Inc 145,436
96 (c) Crown Finance US Inc 1,674
35,000 Galaxy Entertainment Group Ltd 196,030
1,369 Hilton Worldwide Holdings Inc 249,281
7,004 Las Vegas Sands Corp 344,667
3,431 (b) McDonald's Corp 1,017,326
32,851 (c) Melco Resorts & Entertainment Ltd 291,388
13,500 Oriental Land Co Ltd/Japan 501,772
438,000 (c) Wynn Macau Ltd 360,761
Total Consumer Services 4,583,036
Consumer Staples Distribution & Retail - 0.6%
124,900 (c) Almacenes Exito SA 440,451
124,900 (c) Cia Brasileira de Distribuicao 106,707
1,248 Costco Wholesale Corp 823,780
146,783 Sendas Distribuidora S/A 406,659
5,977 (b) Walmart Inc 942,274
Total Consumer Staples Distribution & Retail 2,719,871

Shares Description (a) Value
Energy - 4.5%
17,086 (c) Antero Resources Corp $ 387,510
136,988 BP PLC 812,074
7,899 (b) Cheniere Energy Inc 1,348,438
3,159 (b) Chevron Corp 471,196
3,115 (b) ConocoPhillips 361,558
2,914 (b) Diamondback Energy Inc 451,903
2,995 DT Midstream Inc 164,126
41,042 (b) Enbridge Inc 1,478,333
5,039 Energy Transfer LP 69,538
14,780 (d) Enterprise Products Partners LP 389,453
2,132 EOG Resources Inc 257,865
39,776 Equinor ASA 1,260,579
18,022 (d) Exxon Mobil Corp 1,801,841
15,953 Gibson Energy Inc 242,356
3,753 Keyera Corp 90,720
38,621 (d) Kinder Morgan Inc 681,274
6,213 MPLX LP 228,141
12,787 (d) ONEOK Inc 897,903
18,634 Pembina Pipeline Corp 641,548
47,700 PTT Exploration & Production PCL 207,781
7,238 (c) Quarternorth Energy Holding Inc 967,482
23,706 Reliance Industries Ltd, Sponsored GDR,
144A
1,481,625
67,163 Shell PLC 2,198,519
8,894 (b) Targa Resources Corp 772,622
14,774 TC Energy Corp 577,112
12,398 TotalEnergies SE 843,051
7,368 (c) Transocean Ltd 46,787
4,912 Valero Energy Corp 638,560
26,404 (b) Williams Cos Inc/The 919,651
Total Energy 20,689,546
Financial Services - 1.2%
2,665 American Express Co 499,261
51,300 Banco BTG Pactual SA 396,781
1,283 (b),(c) Berkshire Hathaway Inc, Class B 457,595
273 BlackRock Inc 221,621
6,977 (b) Charles Schwab Corp/The 480,018
1,864 Fidelity National Information Services Inc 111,970
1,953 (b),(c) Fiserv Inc 259,437
772 Goldman Sachs Group Inc/The 297,814
1,903 Intercontinental Exchange Inc 244,402
595 Mastercard Inc, Class A 253,773
5,496 Morgan Stanley 512,502
24,700 ORIX Corp 463,895
473 S&P Global Inc 208,366
18,900 SBI Holdings Inc 424,179
2,214 (b) Visa Inc, Class A 576,416
Total Financial Services 5,408,030
Food, Beverage & Tobacco - 1.3%
9,179 Coca-Cola Co/The 540,918
7,085 Diageo PLC 257,151
13,642 Fomento Economico Mexicano SAB de CV,
Sponsored ADR
1,778,236
8,331 Heineken NV 846,426
6,505 Keurig Dr Pepper Inc 216,747
4,837 Mondelez International Inc, Class A 350,344
7,343 (c) Monster Beverage Corp 423,030
4,100 Nestle SA 475,271
972 PepsiCo Inc 165,084

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Shares Description (a) Value
Food, Beverage & Tobacco (continued)
8,992 Philip Morris International Inc $ 845,967
Total Food, Beverage & Tobacco 5,899,174
Health Care Equipment & Services - 1.0%
4,871 Abbott Laboratories 536,151
8,108 (c) Boston Scientific Corp 468,723
717 Cigna Group/The 214,706
1,019 Elevance Health Inc 480,520
4,639 EssilorLuxottica SA 931,505
914 HCA Healthcare Inc 247,402
2,478 Medtronic PLC 204,138
12,280 (c),(e) Millennium Health LLC 1,633
11,534 (c),(e) Millennium Health LLC 381
1,654 (d) Stryker Corp 495,307
2,220 (b) UnitedHealth Group Inc 1,168,762
Total Health Care Equipment & Services 4,749,228
Household & Personal Products - 0.6%
179,131 Haleon PLC 733,411
6,892 Kenvue Inc 148,385
5,704 (b) Procter & Gamble Co/The 835,864
6,668 Reckitt Benckiser Group PLC 460,115
8,471 Unilever PLC 410,089
Total Household & Personal Products 2,587,864
Insurance - 0.4%
4,552 American International Group Inc 308,398
1,500 Chubb Ltd 339,000
2,284 Marsh & McLennan Cos Inc 432,749
2,716 MetLife Inc 179,609
1,453 Zurich Insurance Group AG 759,668
Total Insurance 2,019,424
Materials - 2.5%
32,990 BHP Group Ltd 1,127,090
800 Celanese Corp 124,296
8,253 Corteva Inc 395,484
22,474 (d) CRH PLC 1,554,302
6,771 (b) Crown Holdings Inc 623,541
3,010 DuPont de Nemours Inc 231,559
18,389 Freeport-McMoRan Inc 782,820
253,249 Glencore PLC 1,522,291
8,604 Heidelberg Materials AG 769,095
575 (c) LG Chem Ltd 221,158
6,639 (b) Linde PLC 2,726,705
789 Packaging Corp of America 128,536
13,290 Pan American Silver Corp 217,026
280 Reliance Steel & Aluminum Co 78,310
43,900 Vale SA 695,318
16,432 Vale SA, Sponsored ADR 260,612
Total Materials 11,458,143
Media & Entertainment - 1.6%
4,628 (b),(c) Alphabet Inc, Class A 646,485
1,024 (c) Alphabet Inc, Class C 144,312
25,550 (c) Baidu Inc, Class A 380,335
14,225 Cineworld Group PLC 248,056
12,250 Comcast Corp, Class A 537,163
58,224 Grupo Televisa SAB, Sponsored ADR 194,468
67,358 (c) HUYA Inc, ADR 246,530

Shares Description (a) Value
Media & Entertainment (continued)
3,291 (b),(c) Meta Platforms Inc $ 1,164,882
33,110 Nintendo Co Ltd 1,722,842
14,492 (c) Sea Ltd, ADR 586,926
30,400 Tencent Holdings Ltd 1,147,747
5,816 Walt Disney Co/The 525,127
Total Media & Entertainment 7,544,873
Pharmaceuticals, Biotechnology & Life Sciences - 2.8%
2,489 AbbVie Inc 385,720
18,443 AstraZeneca PLC 2,487,773
17,472 Bayer AG 648,279
47,600 Daiichi Sankyo Co Ltd 1,303,132
900 Danaher Corp 208,206
1,186 Eli Lilly & Co 691,343
2,462 Gilead Sciences Inc 199,447
3,232 Johnson & Johnson 506,584
2,324 Lonza Group AG 979,766
6,462 (b) Merck & Co Inc 704,487
12,193 Novartis AG 1,231,621
32,912 Novo Nordisk A/S, Class B 3,410,709
2,779 Sanofi, ADR 138,200
1,014 Zoetis Inc 200,133
Total Pharmaceuticals, Biotechnology & Life Sciences 13,095,400
Semiconductors & Semiconductor Equipment - 3.1%
19,400 Advantest Corp 653,694
948 (b) Analog Devices Inc 188,235
1,455 Applied Materials Inc 235,812
55,000 ASE Technology Holding Co Ltd 241,023
2,354 ASML Holding NV 1,777,005
3,087 (c) Bright Bidco BV 1,121
4,217 (c) Bright Bidco BV 1,531
1,404 (b) Broadcom Inc 1,567,215
12,163 Infineon Technologies AG 507,959
3,032 Intel Corp 152,358
174 Lam Research Corp 136,287
19,000 MediaTek Inc 627,378
2,169 Micron Technology Inc 185,102
3,558 (b) NVIDIA Corp 1,761,993
852 NXP Semiconductors NV 195,687
23,000 Silergy Corp 373,311
6,072 SK Hynix Inc 662,686
32,600 SUMCO Corp 487,669
120,000 Taiwan Semiconductor Manufacturing Co
Ltd
2,300,585
15,337 (b),(d) Taiwan Semiconductor Manufacturing Co
Ltd, Sponsored ADR
1,595,048
1,264 Texas Instruments Inc 215,461
42,309 Win Semiconductors Corp 218,605
Total Semiconductors & Semiconductor Equipment 14,085,765
Software & Services - 1.2%
1,398 (b) Accenture PLC, Class A 490,572
21,660 (c) Avaya Inc 140,790
239,200 Locaweb Servicos de Internet SA, 144A 296,228
8,621 Microsoft Corp 3,241,840
2,606 Oracle Corp 274,751
2,358 (c) Salesforce Inc 620,484
839 (b),(c) ServiceNow Inc 592,745
Total Software & Services 5,657,410

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Shares Description (a) Value
Technology Hardware & Equipment - 1.6%
13,255 (b) Apple Inc $ 2,551,985
4,662 (c) Avaya Inc 30,303
4,449 Cisco Systems Inc 224,763
1,038 Motorola Solutions Inc 324,987
57,807 Samsung Electronics Co Ltd 3,508,700
780 Samsung SDI Co Ltd 283,991
1,723 TE Connectivity Ltd 242,082
Total Technology Hardware & Equipment 7,166,811
Telecommunication Services - 0.4%
15,838 Cellnex Telecom SA, 144A 623,589
14,372 Infrastruture Wireless Italiane SpA 181,963
163,880 Koninklijke KPN NV 564,588
1,567 (b) T-Mobile US Inc 251,237
Total Telecommunication Services 1,621,377
Transportation - 3.6%
12,444 Aena SME SA 2,258,724
2,117 Aeroports de Paris 274,691
127,752 Atlas Arteria Ltd 502,974
220,438 Auckland International Airport Ltd 1,226,279
2,095 (b) Canadian National Railway Co 263,195
6,013 Canadian Pacific Railway Ltd 475,388
17,500 Central Japan Railway Co 444,155
78,000 China Merchants Port Holdings Co Ltd 106,295
16,234 (d) CSX Corp 562,833
10,505 DHL Group 519,956
4,201 DSV A/S 738,144
11,700 East Japan Railway Co 673,484
23,765 Enav SpA 90,267
4,946 Flughafen Zurich AG 1,033,440
2,800 (c) Fraport AG Frankfurt Airport Services
Worldwide
168,950
41,652 Getlink SE 762,851
4,498 Grupo Aeroportuario del Centro Norte SAB
de CV, ADR
380,666
3,076 Grupo Aeroportuario del Pacifico SAB de
CV, ADR
538,977
39,610 International Container Terminal Services
Inc
176,554
15,600 Japan Airport Terminal Co Ltd 686,318
12,300 Kamigumi Co Ltd 293,117
27,750 Localiza Rent a Car SA 363,325
40,869 Port of Tauranga Ltd 144,626
59,857 Qube Holdings Ltd 132,350
252,652 Transurban Group 2,360,875
4,643 (b) Union Pacific Corp 1,140,414
947 United Parcel Service Inc, Class B 148,897
Total Transportation 16,467,745
Utilities - 4.9%
854 Alliant Energy Corp 43,810
2,003 Ameren Corp 144,897
3,882 American Electric Power Co Inc 315,296
5,097 American Water Works Co Inc 672,753
68,622 APA Group 399,349
5,509 Brookfield Renewable Corp, Class A 158,604
27,982 (d) CenterPoint Energy Inc 799,446
57,000 CK Infrastructure Holdings Ltd 315,449
24,000 CLP Holdings Ltd 198,291

Shares Description (a) Value
Utilities (continued)
18,386 CMS Energy Corp $ 1,067,675
1,382 (d) Consolidated Edison Inc 125,721
20,539 Contact Energy Ltd 104,000
3,136 Dominion Energy Inc 147,392
3,370 DTE Energy Co 371,576
6,760 (d) Duke Energy Corp 655,990
43,008 E.ON SE 577,815
72,915 EDP - Energias de Portugal SA 366,981
7,058 EDP Renovaveis SA 144,487
2,002 Endesa SA 40,843
203,544 Enel SpA 1,514,328
15,347 Engie SA 270,357
5,595 (d) Entergy Corp 566,158
956 Evergy Inc 49,903
12,538 Exelon Corp 450,114
13,233 Hydro One Ltd 396,476
43,454 Iberdrola SA 569,977
31,231 Infratil Ltd 197,964
54,183 Italgas SpA 310,244
4,773 (d) National Grid PLC, Sponsored ADR 324,516
33,142 (b) NextEra Energy Inc 2,013,044
16,111 (d) NiSource Inc 427,747
54,486 (d) PG&E Corp 982,383
8,467 PPL Corp 229,456
43,470 RWE AG 1,978,446
36,000 Sembcorp Industries Ltd 144,702
2,774 Sempra 207,301
9,730 Severn Trent PLC 319,966
91,145 Snam SpA 468,933
31,727 Southern Co/The 2,224,696
22,972 SSE PLC 542,277
69,690 Terna - Rete Elettrica Nazionale 581,400
8,423 Veolia Environement SA 266,223
2,217 WEC Energy Group Inc 186,605
17,827 (d) Xcel Energy Inc 1,103,670
Total Utilities 22,977,261
Total Common Stocks
(cost $165,661,758) 198,086,770
Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 18.0% (13.0% of Total
Investments) X 82,533,432
$ 300 Avis Budget Rental Car Funding AESOP LLC, 2019 3A, 144A 2.360% 3/20/26 $ 290,722
420 BANK 2019-BNK24, 2019 BN24 3.283% 11/15/62 365,405
350 (f) BX Commercial Mortgage Trust 2021-CIP, (TSFR1M
reference rate + 1.035% spread), 2021 CIP, 144A
6.397% 12/15/38 343,061
300 CD 2017-CD6 Mortgage Trust, 2017 CD6 3.456% 11/13/50 280,821
560 (f) Connecticut Avenue Securities Trust 2022-R03, (SOFR30A
reference rate + 3.500% spread), 2022 R03, 144A
8.837% 3/25/42 586,182
410 (f) Connecticut Avenue Securities Trust 2022-R04, (SOFR30A
reference rate + 3.100% spread), 2022 R04, 144A
8.437% 3/25/42 423,834
475 (f) Connecticut Avenue Securities Trust 2022-R05, (SOFR30A
reference rate + 7.000% spread), 2022 R05, 144A
12.337% 4/25/42 509,786
60 (f) Connecticut Avenue Securities Trust 2022-R05, (SOFR30A
reference rate + 3.000% spread), 2022 R05, 144A
8.337% 4/25/42 61,151
970 (f) Connecticut Avenue Securities Trust 2022-R06, (SOFR30A
reference rate + 3.850% spread), 2022 R06, 144A
9.187% 5/25/42 1,021,561
900 (f) Connecticut Avenue Securities Trust 2022-R07, (SOFR30A
reference rate + 4.650% spread), 144A
9.987% 6/25/42 976,435

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$ 35 (f) Connecticut Avenue Securities Trust 2022-R08, (SOFR
reference rate + 3.600% spread), 2022 R08, 144A
8.937% 7/25/42 $ 36,754
105 (f) Connecticut Avenue Securities Trust 2022-R09, (SOFR30A
reference rate + 4.750% spread), 2022 R09, 144A
10.087% 9/25/42 113,809
500 (f) Connecticut Avenue Securities Trust 2023-R01, (SOFR30A
reference rate + 3.750% spread), 2023 R01, 144A
9.087% 12/25/42 529,256
210 (f) Connecticut Avenue Securities Trust 2023-R06, (SOFR30A
reference rate + 3.900% spread), 144A
9.188% 7/25/43 214,780
2,100 (g) Fannie Mae Pool, FN FS0522 2.500% 2/01/52 1,803,880
727 (g) Fannie Mae Pool, FN MA4785 5.000% 10/01/52 720,576
2,822 (g) Fannie Mae Pool, FN MA4783 4.000% 10/01/52 2,668,743
3,381 (g) Fannie Mae Pool, FN MA4305, 2021 MTGE 2.000% 4/01/51 2,775,477
510 (g) Fannie Mae Pool, FN BW3383 4.500% 7/01/52 494,176
3,617 (g) Fannie Mae Pool, FN MA4733 4.500% 9/01/52 3,507,120
2,004 (g) Fannie Mae Pool, FN MA4700, 2022 1 4.000% 7/01/52 1,895,123
3,916 (g) Fannie Mae Pool, FN MA4805, 2022 1 4.500% 11/01/52 3,797,326
4,358 (g) Fannie Mae Pool, FN MA4600, 2022 2 3.500% 5/01/52 3,998,730
4,126 (g) Fannie Mae Pool, FN MA4737, 2022 1 5.000% 8/01/52 4,086,796
4,475 (g) Fannie Mae Pool, FN MA4732 4.000% 9/01/52 4,233,938
155 Fannie Mae Pool, FN MA4920 6.000% 2/01/53 157,678
815 (g) Fannie Mae Pool, FN MA5039 5.500% 6/01/53 818,613
947 (g) Fannie Mae Pool, FN MA4644, 2022 1 4.000% 5/01/52 895,414
4,825 (g) Fannie Mae Pool, FN BW3382 4.500% 7/01/52 4,679,517
1,657 (g) Fannie Mae Pool, FN FS1533 3.000% 4/01/52 1,477,296
981 (g) Fannie Mae Pool, FN MA5165 5.500% 10/01/53 985,196
1,455 (g) Fannie Mae Pool, FN MA4626 4.000% 6/01/52 1,376,308
2,547 (g) Fannie Mae Pool, FN MA4919 5.500% 2/01/53 2,558,367
1,420 (g) Fannie Mae Pool, FN CB3905 3.500% 6/01/52 1,303,004
1,785 (g) Fannie Mae Pool, FN FS1535 3.000% 4/01/52 1,587,621
2,771 (g) Fannie Mae Pool, FN MA4655 4.000% 7/01/52 2,622,402
1,257 (g) Fannie Mae Pool, FN MA4942 6.000% 3/01/53 1,276,586
1,304 (g) Fannie Mae Pool, FN CB3599 3.500% 5/01/52 1,200,473
1,069 (g) Fannie Mae Pool, FN MA4918 5.000% 2/01/53 1,057,195
1,523 (g) Freddie Mac Pool, FR SD0922 2.500% 3/01/52 1,307,774
944 (g) Freddie Mac Pool, FR QE5382 4.500% 7/01/52 915,368
1,687 (g) Freddie Mac Pool, FR RA9629 5.500% 8/01/53 1,694,479
1,185 Freddie Mac REMICS, 2021 5160 3.000% 9/25/50 866,954
500 (f) Freddie Mac STACR REMIC Trust 2020-DNA5, (SOFR30A
reference rate + 4.800% spread), 2020 DNA5, 144A
10.137% 10/25/50 560,647
290 (f) Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A
reference rate + 4.350% spread), 2022 DNA3, 144A
9.687% 4/25/42 305,364
695 (f) Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A
reference rate + 2.900% spread), 2022 DNA3, 144A
8.237% 4/25/42 715,006
275 (f) Freddie Mac STACR REMIC Trust 2022-DNA4, (SOFR30A
reference rate + 3.350% spread), 2022 DNA4, 144A
8.687% 5/25/42 286,527
1,000 (f) Freddie Mac STACR REMIC Trust 2022-DNA5, (SOFR30A
reference rate + 4.500% spread), 2022 DNA5, 144A
9.837% 6/25/42 1,078,797
165 (f) Freddie Mac Structured Agency Credit Risk Debt Notes,
(SOFR30A reference rate + 4.000% spread), 2022 HQA2,
144A
9.337% 7/25/42 173,337
1,692 (g) Ginnie Mae II Pool, G2 MA8043 3.000% 5/20/52 1,531,431
733 (g) Ginnie Mae II Pool, G2 MA8428 5.000% 11/20/52 727,486
497 (g) Ginnie Mae II Pool, G2 MA7871, 2022 1 2.500% 2/20/52 419,352
1,474 (g) Ginnie Mae II Pool, G2 MA8149 3.500% 7/20/52 1,372,191
934 (g) Ginnie Mae II Pool, G2 MA8200 4.000% 8/20/52 891,513
249 Government National Mortgage Association, 2022 124 4.000% 7/20/52 215,614
235 Government National Mortgage Association, 2021 209 3.000% 11/20/51 174,333
404 (g) Government National Mortgage Association, 2023 111 3.000% 2/20/52 284,613
443 (g) Government National Mortgage Association, 2022 174 4.500% 9/20/52 409,593
869 Government National Mortgage Association, 2013 188 2.500% 12/20/43 771,433

Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$ 100 (f) GS Mortgage Securities Corp Trust 2021-ARDN, (TSFR1M
reference rate + 1.364% spread), 2021 ARDN, 144A
6.726% 11/15/36 $ 97,248
871 GS Mortgage-Backed Securities Corp Trust 2022-PJ2, 2022
PJ2, 144A
3.000% 6/25/52 728,192
306 GS Mortgage-Backed Securities Trust 2021-PJ10, 2021
PJ10, 144A
2.500% 3/25/52 245,299
448 GS Mortgage-Backed Securities Trust 2022-GR2, 2022 GR2,
144A
3.000% 8/26/52 374,608
318 GS Mortgage-Backed Securities Trust 2022-HP1, 2022 HP1,
144A
3.000% 9/25/52 266,251
525 GS Mortgage-Backed Securities Trust 2022-INV1, 2022
INV1, 144A
3.000% 7/25/52 439,197
258 GS Mortgage-Backed Securities Trust 2022-PJ5, 2022 PJ5,
144A
3.000% 10/25/52 215,904
265 GS Mortgage-Backed Securities Trust 2023-PJ1, 2023 PJ1,
144A
3.500% 2/25/53 230,390
250 Hertz Vehicle Financing III LLC, 2023 3A, 144A 5.940% 2/25/28 254,582
250 (e) Industrial DPR Funding Ltd, 144A 5.380% 4/15/34 216,190
360 J.P. Morgan Mortgage Trust 2022-4, 2022 4, 144A 3.000% 10/25/52 301,345
228 J.P. Morgan Mortgage Trust 2022-6, 2022 6, 144A 3.000% 11/25/52 190,740
553 J.P. Morgan Mortgage Trust 2022-INV3, 2022 INV3, 144A 3.000% 9/25/52 460,779
137 J.P. Morgan Mortgage Trust 2022-LTV2, 2022 LTV2, 144A 3.500% 9/25/52 119,449
1,724 (b) JP Morgan Mortgage Trust, 2022 LTV1, 144A 3.250% 7/25/52 1,477,840
1,246 (b) JP Morgan Mortgage Trust 2022-2, 2022 2, 144A 3.000% 8/25/52 1,038,700
767 JP Morgan Mortgage Trust 2022-3, 2022 3, 144A 3.000% 8/25/52 641,609
230 MVW 2020-1 LLC, 2020 1A, 144A 1.740% 10/20/37 214,993
303 OBX 2022-INV5 Trust, 2022 INV5, 144A 4.000% 10/25/52 271,206
300 One Bryant Park Trust 2019-OBP, 2019 OBP, 144A 2.516% 9/15/54 254,594
300 OneMain Financial Issuance Trust 2022-2, 2022 2A, 144A 4.890% 10/14/34 296,169
250 PenFed Auto Receivables Owner Trust 2022-A, 2022 A,
144A
4.600% 12/15/28 245,791
65 (f) PNMAC GMSR ISSUER TRUST 2018-GT2, (TSFR1M
reference rate + 3.515% spread), 2018 GT2, 144A
8.871% 8/25/25 65,468
705 RCKT Mortgage Trust 2022-2, 2022 2, 144A 2.500% 2/25/52 566,006
93 RCKT Mortgage Trust 2022-3, 2022 3, 144A 3.000% 5/25/52 77,498
190 RCKT Mortgage Trust 2022-4, 2022 4, 144A 3.500% 6/25/52 165,404
100 Tesla Auto Lease Trust 2023-A, 2023 A, 144A 5.860% 8/20/25 100,186
118 Wells Fargo Mortgage Backed Securities 2021-2 Trust, 2021
2, 144A
2.500% 6/25/51 94,335
182 Wells Fargo Mortgage Backed Securities 2022-2 Trust, 2022
2, 144A
2.500% 12/25/51 146,252
133 Wells Fargo Mortgage Backed Securities 2022-INV1 Trust,
2022 INV1, 144A
3.000% 3/25/52 111,414
222 Wells Fargo Mortgage Backed Securities 2022-INV1 Trust,
2022 INV1, 144A
3.500% 3/25/52 192,869
Total Asset-Backed and Mortgage-Backed Securities
(cost $84,611,441) 82,533,432
Shares Description (a) Value
X –
EXCHANGE-TRADED FUNDS - 12.8% (9.3% of Total Investments) X 58,876,063
642,894
iShares Core MSCI Emerging Markets ETF
$ 32,517,578
18,839
iShares MSCI India ETF
919,532
17,939
iShares MSCI Saudi Arabia ETF
759,358
320,431
Vanguard Short-Term Bond ETF
24,679,595
Total Exchange-Traded Funds
(cost $55,858,729) 58,876,063

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
X –
VARIABLE RATE SENIOR LOAN INTERESTS - 11.9% (8.6% of Total Investments) (h) X 54,537,392
Automobiles & Components - 0.2%
$ 237 Adient US LLC, Term Loan B 8.606% SOFR30A 3.250% 4/10/28 $ 238,287
389 Clarios Global LP, Term Loan 9.106% SOFR30A 3.750% 4/20/30 390,387
21 DexKo Global Inc., Term Loan 9.402% 3-Month LIBOR 3.750% 10/04/28 21,358
75 DexKo Global Inc., Term Loan B
, (DD1)
9.360% SOFR90A 3.750% 10/04/28 74,711
75 Phinia Inc, Term Loan B 9.456% SOFR30A 4.000% 7/03/28 75,233
Total Automobiles & Components 799,976
Capital Goods - 0.8%
195 ACProducts, Inc., Term Loan B
, (DD1)
9.860% SOFR90A 4.250% 5/17/28 171,227
2 AECOM, Term Loan B 7.220% SOFR30A 1.750% 4/13/28 2,475
183 Ali Group North America
Corporation, Term Loan B
7.470% SOFR30A 2.000% 10/13/28 183,133
35 ASP Blade Holdings, Inc, Term
Loan
9.610% SOFR90A 4.000% 10/16/28 31,316
154 Avolon TLB Borrower 1 (US)
LLC, Term Loan B6
7.358% SOFR30A 2.000% 6/22/28 154,093
87 Centuri Group, Inc, Term Loan B 8.928% 3-Month LIBOR
+ SOFR30A
2.000% 8/28/28 86,942
149 Chamberlain Group Inc, Term
Loan B
8.706% SOFR30A 3.250% 10/22/28 149,275
224 Chart Industries, Inc., Term Loan 8.691% TSFR1M 3.250% 3/18/30 224,331
174 Core & Main LP, Term Loan B 8.006% TSFR2M +
SOFR30A
2.500% 6/10/28 174,010
21 Cornerstone Building Brands,
Inc., Term Loan B
8.712% SOFR30A 3.250% 4/12/28 20,677
275 Emrld Borrower LP, Term Loan
B , (DD1)
8.356% SOFR30A 3.000% 5/31/30 276,206
243 Filtration Group Corporation,
Term Loan
8.970% SOFR30A 3.500% 10/21/28 243,121
367 Fly Funding II S.a.r.l., Term Loan
B
7.380% 3-Month LIBOR 1.750% 8/11/25 348,069
284 Gates Global LLC, Term Loan B3 7.956% SOFR30A 2.500% 3/31/27 285,202
165 Quikrete Holdings, Inc., Term
Loan, First Lien
8.095% SOFR30A 2.625% 1/31/27 165,927
70 SRS Distribution Inc, Term Loan
, (WI/DD)
TBD TBD TBD TBD 70,110
204 Standard Industries Inc., Term
Loan B
7.721% SOFR30A 2.250% 9/22/28 204,611
88 TransDigm, Inc., Term Loan I 8.598% SOFR90A 3.250% 8/24/28 88,556
405 Victory Buyer LLC, Term Loan 9.391% TSFR3M 3.750% 11/18/28 386,871
359 Windsor Holdings III, LLC, Term
Loan B
9.841% TSFR1M 4.500% 8/01/30 362,235
Total Capital Goods 3,628,387
Commercial & Professional Services - 0.7%
175 Allied Universal Holdco LLC,
Term Loan B , (DD1)
9.206% SOFR30A 3.750% 5/14/28 174,808
181 Amentum Government Services
Holdings LLC, Term Loan
9.358% SOFR30A 4.000% 2/07/29 181,702
196 Anticimex International AB,
Term Loan B1
8.495% SOFR90A 3.150% 11/16/28 196,164
195 Camelot U.S. Acquisition LLC,
Term Loan B
8.470% SOFR30A 3.000% 10/30/26 195,109
112 CHG Healthcare Services Inc.,
Term Loan
8.606% SOFR30A 3.250% 9/30/28 112,719
173 Covanta Holding Corporation,
Term Loan B
7.856% SOFR30A 2.500% 11/30/28 173,195

Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Commercial & Professional Services (continued)
$ 13 Covanta Holding Corporation,
Term Loan C
7.856% CME Term
SOFR 1 Month
250.000% 11/30/28 $ 13,155
30 Creative Artists Agency, LLC ,
Term Loan B
8.856% SOFR30A 3.500% 11/16/28 30,010
116 Dun & Bradstreet Corporation
(The), Term Loan B
8.205% SOFR30A 2.750% 2/09/26 116,806
77 Evertec Group, LLC, Term Loan
B
8.956% SOFR30A 3.500% 10/15/30 76,787
250 Garda World Security
Corporation, Term Loan B
9.725% SOFR90A 4.250% 10/30/26 250,763
322 GFL Environmental Inc., Term
Loan
8.335% TSFR1M 3.000% 5/30/25 323,067
101 LABL, Inc., Term Loan, First Lien
, (DD1)
10.456% SOFR30A 5.000% 10/29/28 97,448
13 (j) OMNIA Partners LLC, Term Loan 0.500% SOFR90A 0.500% 7/25/30 12,978
137 OMNIA Partners LLC, Term
Loan B
9.628% SOFR90A 4.250% 7/25/30 138,148
27 Physician Partners LLC, Term
Loan
9.533% SOFR90A 4.000% 2/01/29 26,052
199 Trans Union, LLC, Term Loan B5 7.206% SOFR30A 1.750% 11/13/26 199,297
241 Verscend Holding Corp., Term
Loan B
9.470% SOFR30A 4.000% 8/27/25 242,477
199 Vertical US Newco Inc, Term
Loan B
9.381% SOFR180A 3.500% 7/31/27 199,199
35 VT Topco, Inc., Term Loan B 9.606% SOFR30A 4.250% 8/12/30 35,219
438 WIN Waste Innovations
Holdings, Inc., Term Loan B ,
(DD1)
8.220% SOFR30A 2.750% 3/27/28 412,659
Total Commercial & Professional Services 3,207,762
Consumer Discretionary Distribution & Retail - 0.4%
39 Avis Budget Car Rental, LLC,
Term Loan B
7.220% SOFR30A 1.750% 8/06/27 38,695
118 Avis Budget Car Rental, LLC,
Term Loan C
8.456% SOFR30A 3.000% 3/16/29 118,095
2 Belk, Inc., Term Loan 15.000% Prime 6.500% 7/31/25 1,542
8 Belk, Inc., Term Loan , (cash
15.000%, PIK 8.000%)
15.000% N/A N/A 7/31/25 1,520
244 Driven Holdings, LLC, Term
Loan B
8.470% SOFR30A 3.000% 12/17/28 243,875
98 EOS Finco Sarl, Term Loan 11.098% SOFR90A 5.750% 8/03/29 89,944
115 Fastlane Parent Company, Inc.,
Term Loan B
9.856% SOFR30A 4.500% 9/29/28 114,766
271 Jo-Ann Stores, Inc., Term Loan
B1
10.391% SOFR90A 4.750% 6/30/28 18,834
153 Les Schwab Tire Centers, Term
Loan B
8.710% SOFR30A 3.250% 11/02/27 153,645
614 PetSmart, Inc., Term Loan B 9.206% SOFR30A 3.750% 2/12/28 608,800
177 Restoration Hardware, Inc., Term
Loan B
7.970% SOFR30A 2.500% 10/15/28 172,410
125 Staples, Inc., Term Loan 10.457% 1-Month LIBOR 5.000% 4/12/26 118,512
84 WOOF Holdings, Inc, Term
Loan, First Lien
9.360% SOFR90A 3.750% 12/21/27 68,269
Total Consumer Discretionary Distribution & Retail 1,748,907

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Consumer Durables & Apparel - 0.2%
$ 100 AI Aqua Merger Sub Inc ,Term
Loan , (WI/DD)
TBD TBD TBD TBD $ 100,625
123 AI Aqua Merger Sub, Inc., Term
Loan B, First Lien
9.093% SOFR30A 3.750% 7/31/28 123,705
85 Birkenstock GmbH & Co. KG,
Term Loan B
8.894% SOFR90A 3.250% 4/28/28 85,236
103 Crocs Inc, Term Loan B 8.498% SOFR90A 3.000% 2/19/29 103,039
27 New Trojan Parent, Inc., Term
Loan, First Lien
8.720% TSFR1M +
SOFR30A
3.250% 1/06/28 7,464
6 Serta Simmons Bedding, LLC,
Term Loan
12.963% SOFR90A 7.500% 8/10/23 5,419
63 SRAM, LLC , Term Loan B 9.235% 3-Month LIBOR
+ SOFR30A
2.250% 5/18/28 63,446
65 Topgolf Callaway Brands Corp.,
Term Loan B
8.956% SOFR30A 3.500% 3/09/30 64,613
325 Weber-Stephen Products LLC,
Term Loan B
8.720% SOFR30A 3.250% 10/29/27 286,544
Total Consumer Durables & Apparel 840,091
Consumer Services - 1.0%
390 24 Hour Fitness Worldwide, Inc.,
Term Loan , (cash 10.610%, PIK
5.000%)
10.610% SOFR90A 5.000% 12/29/25 167,566
243 Alterra Mountain Company,
Term Loan
8.970% SOFR30A 3.500% 8/17/28 243,784
167 AVSC Holding Corp., Term
Loan B3 , (cash 10.610%, PIK
10.000%)
10.610% N/A N/A 12/04/26 170,767
208 Caesars Entertainment Corp,
Term Loan B
8.706% SOFR30A 3.250% 1/25/30 209,256
172 Carnival Corporation, Term
Loan B
8.357% TSFR1M 3.000% 8/09/27 172,781
218 Churchill Downs Incorporated,
Term Loan B1
7.456% SOFR30A 2.000% 3/17/28 218,390
653 ClubCorp Holdings, Inc., Term
Loan B2
10.214% TSFR2M 5.000% 9/18/26 632,663
215 Equinox Holdings, Inc., Term
Loan, First Lien
8.360% SOFR90A 3.000% 3/08/24 210,880
420 Fertitta Entertainment, LLC,
Term Loan B
9.356% SOFR30A 4.000% 1/27/29 420,839
235 Formula One Holdings Limited,
Term Loan B
7.598% SOFR90A 2.250% 1/15/30 235,919
134 GVC Holdings (Gibraltar)
Limited, Term Loan B
8.948% SOFR90A 3.500% 10/31/29 134,068
218 Hilton Grand Vacations
Borrower LLC, Term Loan B
8.106% SOFR30A 2.750% 8/02/28 218,114
120 IRB Holding Corp, Term Loan B 8.456% SOFR30A 3.000% 12/15/27 120,460
57 PCI Gaming Authority, Term
Loan
7.970% SOFR30A 2.500% 5/31/26 57,274
166 Penn National Gaming, Inc.,
Term Loan B
8.106% SOFR30A 2.750% 4/20/29 166,824
164 Scientific Games Holdings LP,
Term Loan B
8.631% SOFR90A 3.250% 2/04/29 164,559
191 Scientific Games International,
Inc., Term Loan
8.465% SOFR30A 3.000% 4/07/29 191,981
267 SeaWorld Parks &
Entertainment, Inc., Term Loan B
8.470% SOFR30A 3.000% 8/25/28 267,819
382 Spin Holdco Inc., Term Loan ,
(DD1)
9.625% SOFR90A 4.000% 3/06/28 336,750
1 Stars Group Holdings B.V. (The),
Term Loan
7.625% SOFR90A + 3 -
Month LIBOR
2.250% 7/10/25 975

Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Consumer Services (continued)
$ 103 Stars Group Holdings B.V. (The),
Term Loan B
8.863% SOFR90A 3.250% 7/04/28 $ 103,740
48 Twin River Worldwide Holdings,
Inc., Term Loan B
8.927% SOFR90A 3.250% 10/02/28 45,848
264 William Morris Endeavor
Entertainment, LLC, Term Loan,
First Lien
8.106% SOFR30A 2.750% 5/16/25 264,704
26 WW International Inc, Term
Loan , (WI/DD)
TBD TBD TBD TBD 18,536
Total Consumer Services 4,774,497
Consumer Staples Distribution & Retail - 0.1%
124 Cardenas Markets, Inc., Term
Loan
12.198% SOFR90A 6.750% 8/01/29 124,337
126 Heritage Grocers Group LLC,
Term Loan , (WI/DD)
TBD TBD TBD TBD 125,281
53 US Foods, Inc., Term Loan B 7.470% SOFR30A 2.000% 9/14/26 53,597
50 US Foods, Inc., Term Loan B 7.970% SOFR30A 2.500% 11/22/28 50,329
Total Consumer Staples Distribution & Retail 353,544
Diversified Financials - 0.0%
173 (k) Ditech Holding Corporation,
Term Loan
0.000% N/A N/A 6/30/24 4,755
Total Diversified Financials 4,755
Energy - 0.2%
1 DT Midstream, Inc, Term Loan B 7.470% SOFR30A 2.000% 6/12/28 1,259
263 Freeport LNG Investments, LLLP,
Term Loan A
8.677% SOFR90A 3.000% 11/16/26 261,729
394 Gulf Finance, LLC, Term Loan 12.426% TSFR1M +
SOFR180A
6.750% 8/25/26 394,331
168 QuarterNorth Energy Holding
Inc., Exit Term Loan, Second
Lien
13.470% SOFR30A 8.000% 8/27/26 167,724
230 TransMontaigne Operating
Company L.P., Term Loan B
8.970% SOFR30A 3.500% 11/05/28 229,827
Total Energy 1,054,870
Financial Services - 0.1%
340 GTCR W MERGER SUB, Term
Loan , (WI/DD)
TBD TBD TBD TBD 341,913
129 Trans Union, LLC, Term Loan B6 7.606% SOFR30A 2.250% 12/01/28 130,078
Total Financial Services 471,991
Food, Beverage & Tobacco - 0.4%
19 8th Avenue Food & Provisions
Inc, Term Loan , (WI/DD)
TBD TBD TBD TBD 18,335
261 8th Avenue Food & Provisions,
Inc., Term Loan, First Lien
9.220% SOFR30A 3.750% 10/01/25 250,979
71 Arterra Wines Canada, Inc.,
Term Loan
9.110% SOFR90A 3.500% 11/25/27 67,997
251 CHG PPC Parent LLC, Term Loan 8.356% SOFR30A 3.000% 12/08/28 251,139
114 City Brewing Company, LLC,
Term Loan , (DD1)
9.164% TSFR1M 3.500% 4/05/28 90,876
218 Naked Juice LLC, Term Loan 8.655% SOFR90A 3.250% 1/20/29 211,765
33 Naked Juice LLC, Term Loan ,
(DD1)
7.550% 3-Month LIBOR 3.250% 1/20/29 31,734
164 Naked Juice LLC, Term Loan,
Second Lien
11.448% SOFR90A 6.000% 1/20/30 133,886

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Food, Beverage & Tobacco (continued)
$ 247 Sunshine Investments B.V., Term
Loan
9.630% SOFR90A 4.250% 5/05/29 $ 247,692
236 Sycamore Buyer LLC, Term
Loan B
7.720% SOFR30A 2.250% 7/23/29 235,887
270 Triton Water Holdings, Inc, Term
Loan
8.860% SOFR90A 3.250% 3/31/28 267,399
Total Food, Beverage & Tobacco 1,807,689
Health Care Equipment & Services - 1.6%
183 24 Hour Fitness Worldwide, Inc.,
Exit Term Loan
19.630% 3-Month LIBOR 14.000% 9/30/26 96,221
100 ADMI Corp, Term Loan , (WI/
DD)
TBD TBD TBD TBD 98,750
242 AHP Health Partners, Inc., Term
Loan B
8.970% SOFR30A 3.500% 8/23/28 243,072
–(l) Athenahealth, Inc., Term Loan B 8.606% SOFR30A 3.250% 1/27/29 27
603 Bausch & Lomb, Inc., Term Loan 8.710% SOFR90A 3.250% 5/05/27 598,095
239 CNT Holdings I Corp, Term Loan 8.926% SOFR90A 3.500% 11/08/27 240,181
58 DaVita, Inc. , Term Loan B 7.220% SOFR30A 1.750% 8/12/26 58,395
58 Element Materials Technology
Group US Holdings Inc., Term
Loan
9.698% SOFR90A 4.250% 4/12/29 57,632
126 Element Materials Technology
Group US Holdings Inc., Term
Loan
9.698% SOFR90A 4.250% 4/12/29 124,868
385 Envision Healthcare
Corporation, Term Loan, First
Lien
8.741% ICE Libor USD
3 Month
375.000% 10/10/25 7,060
98 Global Medical Response, Inc.,
Term Loan
9.895% TSFR3M 4.250% 3/14/25 77,008
688 Global Medical Response, Inc.,
Term Loan B
9.934% SOFR90A 4.250% 10/02/25 542,267
243 LSCS Holdings, Inc., Term Loan,
First Lien
9.970% SOFR30A 4.614% 12/16/28 240,345
1,175 Medline Borrower, LP, Term
Loan B
8.356% SOFR30A 3.000% 10/21/28 1,182,022
120 National Mentor Holdings, Inc.,
Term Loan
9.108% SOFR30A +
SOFR90A
3.750% 3/02/28 109,687
4 National Mentor Holdings, Inc.,
Term Loan C
9.110% SOFR90A 3.750% 3/02/28 3,699
155 Onex TSG Intermediate Corp.,
Term Loan B
10.395% TSFR3M 4.750% 2/28/28 153,134
375 Packaging Coordinators Midco
Inc, Term Loan , (WI/DD)
TBD TBD TBD TBD 375,703
367 Packaging Coordinators Midco,
Inc., Term Loan, First Lien
9.110% SOFR90A 3.500% 11/30/27 367,207
719 Parexel International
Corporation, Term Loan, First
Lien
8.720% SOFR30A 3.250% 11/15/28 724,323
100 Pathway Vet Alliance LLC ,Term
Loan , (WI/DD)
TBD TBD TBD TBD 88,422
71 Phoenix Guarantor Inc, Term
Loan B
8.720% SOFR30A 3.250% 3/05/26 71,317
120 Phoenix Guarantor Inc, Term
Loan B3
8.970% SOFR30A 3.500% 3/05/26 119,898
355 Select Medical Corporation,
Term Loan B1
8.356% SOFR30A 3.000% 3/05/27 355,280
262 Star Parent, Inc., Term Loan B ,
(DD1)
9.348% SOFR90A 4.000% 9/30/30 259,562
793 Surgery Center Holdings, Inc.,
Term Loan
8.856% TSFR1M 3.500% 12/31/30 796,774

Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Health Care Equipment & Services (continued)
$ 87 Team Health Holdings, Inc.,
Term Loan B
10.633% SOFR90A 5.250% 3/02/27 $ 66,902
Total Health Care Equipment & Services 7,057,851
Household & Personal Products - 0.0%
109 Kronos Acquisition Holdings
Inc., Term Loan B
9.110% SOFR90A 3.750% 12/22/26 108,998
Total Household & Personal Products 108,998
Insurance - 0.6%
234 Acrisure, LLC, Term Loan B 9.150% 3-Month LIBOR 3.500% 2/15/27 234,387
177 Alliant Holdings Intermediate,
LLC, Term Loan B4
8.970% 1-Month LIBOR 3.500% 11/08/27 177,830
245 AssuredPartners, Inc., Term
Loan B
8.970% SOFR30A 3.500% 2/13/27 245,892
251 Asurion LLC, Term Loan B11 9.706% SOFR30A 4.250% 8/19/28 250,200
127 Asurion LLC, Term Loan B7,
Term Loan , (WI/DD)
TBD TBD TBD TBD 126,728
114 Asurion LLC, Term Loan B8 ,
(DD1)
8.720% SOFR30A 3.250% 12/23/26 114,365
213 Asurion LLC, Term Loan B9 8.606% SOFR30A 3.250% 7/31/27 211,288
157 Broadstreet Partners, Inc., Term
Loan B
8.470% SOFR30A 3.000% 1/27/27 157,852
243 Broadstreet Partners, Inc., Term
Loan B2
8.720% SOFR30A 3.250% 1/27/27 243,064
64 Hub International Limited, Term
Loan B
9.365% SOFR90A 4.000% 11/10/29 64,672
339 HUB International Limited, Term
Loan B
9.636% TSFR3M +
SOFR90A
4.250% 6/08/30 341,085
321 Ryan Specialty Group, LLC, Term
Loan
8.456% SOFR30A 3.000% 9/01/27 321,199
260 USI, Inc., Term Loan 9.110% SOFR90A 3.750% 11/16/29 261,087
105 USI, Inc., Term Loan 8.598% SOFR90A 3.250% 9/27/30 105,032
Total Insurance 2,854,681
Materials - 0.4%
25 Arsenal AIC Parent LLC, Term
Loan
9.856% SOFR30A 4.500% 7/27/30 25,078
37 Ascend Performance Materials
Operations LLC, Term Loan B
10.317% SOFR90A 4.750% 8/27/26 35,498
179 Axalta Coating Systems U.S.
Holdings, Inc., term Loan B4
7.848% SOFR90A 2.500% 12/20/29 179,414
291 Clydesdale Acquisition
Holdings Inc, Term Loan B
9.631% SOFR30A 4.175% 3/30/29 293,709
132 CPC Acquisition Corp, Term
Loan , (DD1)
9.360% SOFR90A 3.750% 12/29/27 107,250
75 Derby Buyer LLC, Term Loan 9.593% SOFR30A 4.250% 11/01/30 75,188
188 Discovery Purchaser
Corporation, Term Loan
9.765% SOFR90A 4.375% 8/03/29 185,744
35 INEOS Quattro Holdings UK
Ltd, Term Loan
9.206% SOFR30A 3.750% 3/03/30 34,303
55 INEOS Quattro Holdings UK
Ltd, Term Loan B, First Lien
9.706% SOFR30A 4.250% 4/02/29 54,725
78 INEOS Styrolution US Holding
LLC, Term Loan B
8.220% SOFR30A 2.750% 1/29/26 77,929
37 Klockner-Pentaplast of America,
Inc., Term Loan B
10.476% SOFR180A 4.725% 2/09/26 35,489
171 Lonza Group AG, Term Loan B
, (DD1)
9.373% SOFR90A 3.925% 7/03/28 155,749
62 PMHC II, Inc., Term Loan B ,
(DD1)
9.807% SOFR90A 4.250% 2/03/29 59,415

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Materials (continued)
$ 95 Proampac PG Borrower LLC,
Term Loan
9.878% SOFR90A 4.500% 9/15/28 $ 95,297
146 Reynolds Group Holdings Inc. ,
Term Loan B
8.720% SOFR30A 3.250% 9/24/28 146,823
70 Reynolds Group Holdings Inc. ,
Term Loan B2
8.720% SOFR30A 3.250% 2/05/26 70,415
15 Starfruit Finco B.V, Term Loan 9.441% TSFR1M 4.000% 3/03/28 15,000
45 TricorBraun Holdings, Inc., Term
Loan
8.720% SOFR30A 3.250% 3/03/28 44,351
95 Tronox Finance LLC, Term Loan
B
8.848% SOFR90A 3.500% 8/16/28 95,119
1 W.R. Grace & Co.-Conn., Term
Loan B
9.360% SOFR90A 3.750% 9/22/28 1,234
Total Materials 1,787,730
Media & Entertainment - 1.1%
136 ABG Intermediate Holdings 2
LLC, Term Loan B1
8.850% 1-Month LIBOR 3.500% 12/21/28 136,762
454 AMC Entertainment Holdings,
Inc. , Term Loan B
8.474% SOFR30A 3.000% 4/22/26 380,618
119 Cable One, Inc., Term Loan B4 7.356% SOFR30A 2.000% 5/03/28 118,825
437 Cengage Learning, Inc., Term
Loan B
10.405% TSFR3M 4.750% 7/14/26 439,216
1,019 Clear Channel Outdoor
Holdings, Inc., Term Loan B
9.145% SOFR90A 3.500% 8/21/26 1,010,129
308 Crown Finance US, Inc., Term
Loan
7.381% SOFR90A 8.500% 7/31/28 313,682
72 CSC Holdings, LLC, Term Loan 7.726% 1-Month LIBOR 2.250% 1/15/26 70,416
48 CSC Holdings, LLC, Term Loan
B1
7.726% 1-Month LIBOR 2.250% 7/17/25 47,196
133 CSC Holdings, LLC, Term Loan
B6
9.862% SOFR30A 4.500% 1/18/28 129,117
49 Cumulus Media New Holdings
Inc., Term Loan B
9.400% SOFR90A 3.750% 3/31/26 38,300
351 (k) Diamond Sports Group, LLC,
Term Loan, Second Lien
0.000% N/A N/A 8/24/26 16,677
251 DirecTV Financing, LLC, Term
Loan
10.650% SOFR90A 5.000% 8/02/27 251,651
242 Dotdash Meredith Inc, Term
Loan B
9.443% SOFR30A 4.000% 12/01/28 240,691
118 iHeartCommunications, Inc.,
Term Loan
8.470% SOFR30A 3.000% 5/01/26 102,466
229 McGraw-Hill Global Education
Holdings, LLC, Term Loan
10.106% SOFR30A 4.750% 7/31/28 229,149
83 Mission Broadcasting, Inc., Term
Loan B
7.970% SOFR30A 2.500% 6/02/28 81,839
140 NEP Group Inc ,Term Loan , (WI/
DD)
TBD TBD TBD TBD 133,218
1,024 Rackspace Technology Global,
Inc., Term Loan B
8.230% SOFR30A 2.750% 2/15/28 453,034
118 Radiate Holdco, LLC, Term Loan
B
8.720% SOFR30A 3.250% 9/25/26 95,015
500 Radiate Holdco, LLC, Term Loan
B , (WI/DD)
TBD TBD TBD TBD 402,735
125 Simon & Schuster Inc, Term
Loan B
9.390% SOFR90A 4.000% 10/30/30 125,547
65 UPC Financing Partnership,
Term Loan AX
8.476% SOFR30A 3.000% 1/31/29 64,885
300 Virgin Media Bristol LLC, Term
Loan Y
8.790% SOFR180A 3.250% 3/06/31 299,438
Total Media & Entertainment 5,180,606

Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Pharmaceuticals, Biotechnology & Life Sciences - 0.3%
$ 72 Grifols Worldwide Operations
USA, Inc., Term Loan B
7.538% SOFR90A 2.000% 11/15/27 $ 71,903
606 Jazz Financing Lux S.a.r.l., Term
Loan
8.970% SOFR30A 3.500% 5/05/28 608,961
3 (k) Mallinckrodt International
Finance S.A., Term Loan
14.822% TSFR1M 7.250% 9/30/27 2,431
222 Maravai Intermediate Holdings,
LLC, Term Loan B
8.397% SOFR90A 3.000% 10/19/27 217,506
267 Organon & Co, Term Loan 8.472% TSFR1M 3.000% 6/02/28 268,264
154 Perrigo Investments, LLC, Term
Loan B
7.706% SOFR30A 2.250% 4/05/29 154,114
Total Pharmaceuticals, Biotechnology & Life Sciences 1,323,179
Real Estate Management & Development - 0.1%
129 Cushman & Wakefield U.S.
Borrower, LLC, Term Loan
8.706% SOFR30A 3.250% 1/31/30 128,404
125 Cushman & Wakefield U.S.
Borrower, LLC, Term Loan B
9.356% SOFR30A 4.000% 1/31/30 125,156
13 Cushman & Wakefield U.S.
Borrower, LLC, Term Loan B
8.220% SOFR30A 2.750% 8/21/25 12,690
227 Forest City Enterprises, L.P.,
Term Loan B , (DD1)
8.856% SOFR30A 3.500% 12/08/25 216,076
Total Real Estate Management & Development 482,326
Semiconductors & Semiconductor Equipment - 0.0%
231 Bright Bidco B.V., Term Loan ,
(cash 6.390%, PIK 8.000%)
7.195% SOFR90A + 3 -
Month LIBOR
4.500% 10/31/27 82,053
Total Semiconductors & Semiconductor Equipment 82,053
Software & Services - 1.7%
120 AppLovin Corporation, Term
Loan B
8.556% SOFR30A 3.100% 10/21/28 120,565
66 Apttus Corporation, Term Loan 9.470% SOFR30A 4.000% 5/08/28 66,167
94 Asurion LLC, Term Loan B4,
Second Lien
10.720% SOFR30A 5.250% 1/20/29 88,940
668 Avaya, Inc., Term Loan 6.856% SOFR30A 1.500% 8/01/28 592,283
314 Banff Merger Sub Inc, Term
Loan
9.106% SOFR30A 3.750% 10/02/25 315,521
171 Camelot U.S. Acquisition LLC,
Term Loan B
8.470% SOFR30A 3.000% 10/30/26 171,687
177 DTI Holdco, Inc., Term Loan 10.133% SOFR90A 4.750% 4/21/29 175,440
664 Epicor Software Corporation,
Term Loan
8.720% SOFR30A 3.250% 7/30/27 666,819
241 Greeneden U.S. Holdings II,
LLC, Term Loan B4
9.470% SOFR30A 4.000% 12/01/27 242,328
118 IGT Holding IV AB, Term Loan
B2
8.710% SOFR90A 3.400% 3/29/28 118,581
268 Informatica LLC, Term Loan B 8.220% SOFR30A 2.750% 10/14/28 268,599
246 Instructure Holdings, Inc., Term
Loan B
8.106% SOFR30A 2.750% 10/30/28 247,160
105 Ivanti Software, Inc., Term Loan
B
9.907% SOFR90A 4.250% 12/01/27 99,690
19 Ivanti Software, Inc., Term Loan
B , (DD1)
9.668% SOFR90A 4.000% 12/01/27 17,784
40 Marcel Bidco LLC, Term Loan ,
(WI/DD)
TBD TBD TBD TBD 40,267
172 McAfee, LLC, Term Loan B 9.193% SOFR30A 3.750% 2/03/29 171,985
29 MH Sub I LLC ,Term Loan , (WI/
DD)
TBD TBD TBD TBD 28,908

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Software & Services (continued)
$ 181 NortonLifeLock Inc., Term Loan
B
7.456% SOFR30A 2.000% 1/28/29 $ 181,529
629 Open Text Corporation, Term
Loan B
8.206% SOFR30A 2.750% 1/31/30 631,501
117 Peraton Corp., Term Loan B 9.206% SOFR30A 3.750% 2/01/28 117,626
47 Proofpoint, Inc., Term Loan, First
Lien
8.720% SOFR30A 3.250% 8/31/28 47,037
95 Quartz Acquireco LLC, Term
Loan B
8.856% SOFR30A 3.500% 4/14/30 95,177
165 Rocket Software, Inc., Term
Loan B
10.106% SOFR30A 4.750% 10/05/28 162,016
55 Sabre GLBL Inc., First Lien Term
Loan B
10.456% SOFR30A 5.000% 6/30/28 49,170
85 Sedgwick Claims Management
Services, Inc., Term Loan B
9.106% SOFR30A 3.750% 2/24/28 84,938
286 Sophia, L.P., Term Loan B 8.956% SOFR30A 3.500% 10/07/27 286,853
166 SS&C European Holdings Sarl,
Term Loan B4
7.220% SOFR30A 1.750% 4/16/25 166,583
164 SS&C Technologies Inc., Term
Loan B3
7.220% SOFR30A 1.750% 4/16/25 164,905
39 SS&C Technologies Inc., Term
Loan B6
7.706% SOFR30A 2.250% 3/22/29 39,439
66 SS&C Technologies Inc., Term
Loan B7
7.706% SOFR30A 2.250% 3/22/29 66,370
647 Syniverse Holdings, Inc., Term
Loan
12.348% SOFR90A 7.000% 5/10/29 572,568
257 Tempo Acquisition LLC, Term
Loan B
8.106% SOFR30A 2.750% 8/31/28 258,069
537 Ultimate Software Group Inc
(The), Term Loan
8.764% SOFR90A 3.250% 5/03/26 538,999
50 Vision Solutions, Inc., Term Loan 9.640% SOFR90A 4.000% 5/28/28 49,447
199 West Corporation, Term Loan
B3
9.564% TSFR3M +
SOFR30A
4.000% 4/10/27 190,410
93 WEX Inc., Term Loan 7.720% SOFR30A 2.250% 4/03/28 93,578
233 Zelis Healthcare Corporation,
Term Loan
8.970% SOFR30A 3.500% 9/30/26 234,074
Total Software & Services 7,463,013
Technology Hardware & Equipment - 0.2%
207 CommScope, Inc., Term Loan B 8.720% SOFR30A 3.250% 4/06/26 185,798
268 Delta TopCo, Inc., Term Loan B 9.121% SOFR180A 3.750% 12/01/27 268,569
137 Ingram Micro Inc., Term Loan 8.610% SOFR90A 3.000% 7/02/28 137,353
151 MLN US HoldCo LLC, Term Loan 12.195% TSFR3M 6.700% 10/18/27 29,791
261 MLN US HoldCo LLC, Term
Loan, First Lien
9.972% TSFR3M 4.500% 12/01/25 30,409
75 NCR Atleos LLC, Term Loan B 10.206% SOFR30A 4.750% 3/27/29 74,859
156 Riverbed Technology, Inc., Term
Loan , (DD1)
9.848% SOFR90A 4.500% 7/03/28 107,559
183 ViaSat, Inc., Term Loan , (DD1) 9.856% SOFR30A 4.500% 3/05/29 180,250
120 ViaSat, Inc., Term Loan , (DD1) 9.960% SOFR30A 4.500% 5/30/30 117,952
Total Technology Hardware & Equipment 1,132,540
Telecommunication Services - 0.8%
117 Altice France S.A., Term Loan
B12
9.343% 3-Month LIBOR 3.688% 1/31/26 110,339
210 Altice France S.A., Term Loan
B13
9.641% 3-Month LIBOR 4.000% 8/14/26 196,146
102 CenturyLink, Inc., Term Loan B 7.720% SOFR30A 2.250% 3/15/27 70,569
121 Cincinnati Bell, Inc., Term Loan
B2
8.706% SOFR30A 3.250% 11/23/28 120,394

Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Telecommunication Services (continued)
$ 323 Cyxtera DC Holdings, Inc., Term
Loan , (DD1)
13.974% SOFR30A 8.500% 1/07/24 $ 324,529
956 (k) Cyxtera DC Holdings, Inc., Term
Loan B , (DD1)
10.500% 3-Month LIBOR 2.000% 5/01/24 607,875
434 Dawn Acquisition LLC, Term
Loan , (DD1)
9.360% SOFR90A 3.750% 12/31/25 420,236
238 Eagle Broadband Investments
LLC, Term Loan
8.610% SOFR90A 3.000% 11/12/27 234,353
374 Frontier Communications Corp.,
Term Loan B
9.106% SOFR30A 3.750% 10/08/27 372,954
208 GOGO Intermediate Holdings
LLC, Term Loan B
9.220% SOFR30A 3.750% 4/28/28 208,394
402 Level 3 Financing Inc., Term
Loan B , (DD1)
7.220% SOFR30A 1.750% 3/01/27 387,930
550 Virgin Media Bristol LLC, Term
Loan N , (DD1)
7.976% SOFR30A 2.500% 1/31/28 549,007
231 Ziggo Financing Partnership,
Term Loan I
7.976% SOFR30A 2.500% 4/30/28 230,745
Total Telecommunication Services 3,833,471
Transportation - 0.7%
146 AAdvantage Loyalty IP Ltd.,
Term Loan
10.427% SOFR90A 4.750% 4/20/28 150,360
196 Air Canada, Term Loan B 9.139% TSFR3M 3.500% 8/11/28 196,912
141 American Airlines, Inc., Term
Loan B
8.598% SOFR90A 2.750% 2/06/28 141,053
188 Brown Group Holding, LLC,
Term Loan B
8.206% SOFR30A 2.750% 4/22/28 188,375
148 Brown Group Holding, LLC,
Term Loan B2
9.126% SOFR30A +
SOFR90A
3.750% 6/09/29 148,722
137 First Student Bidco Inc, Term
Loan B
8.360% SOFR90A 3.000% 7/21/28 136,197
57 First Student Bidco Inc, Term
Loan C
8.360% SOFR90A 3.000% 7/21/28 56,294
339 Hertz Corporation, (The), Term
Loan B
8.720% Prime 3.250% 6/30/28 338,102
66 Hertz Corporation, (The), Term
Loan C
8.720% SOFR30A 3.250% 6/30/28 65,862
526 Kestrel Bidco Inc., Term Loan B 8.358% SOFR30A 3.000% 12/11/26 526,606
227 KKR Apple Bidco, LLC, Term
Loan
8.220% SOFR30A 2.750% 9/25/28 227,229
119 KKR Apple Bidco, LLC, Term
Loan
8.856% SOFR30A 3.500% 9/23/28 119,359
376 Mileage Plus Holdings LLC,
Term Loan B
10.770% SOFR90A 5.250% 6/21/27 390,008
260 SkyMiles IP Ltd., Term Loan B 9.166% SOFR90A 3.750% 10/20/27 266,635
191 United Airlines, Inc., Term Loan
B
9.220% SOFR30A 3.750% 4/21/28 191,509
Total Transportation 3,143,223
Utilities - 0.3%
117 Generation Bridge Northeast
LLC, Term Loan B
9.606% SOFR30A 4.250% 8/07/29 118,092
80 Pacific Gas & Electric Company,
Term Loan
7.856% SOFR30A 3.000% 6/23/25 80,225
654 Talen Energy Supply, LLC, Term
Loan B
9.869% SOFR90A 4.500% 5/17/30 658,096
532 Talen Energy Supply, LLC, Term
Loan C
9.869% SOFR90A 4.500% 5/27/30 535,964

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon (h)
Reference
Rate (h) Spread (h) Maturity (i) Value
Utilities (continued)
$ 3 Vistra Operations Company
LLC, Term Loan B3, First Lien
7.356% SOFR30A 2.000% 12/31/25 $ 2,875
Total Utilities 1,395,252
Total Variable Rate Senior Loan Interests
(cost $56,960,951) 54,537,392
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.4% (7.6% of Total Investments) X 48,035,169
$ 4,103 (g) United States Treasury Inflation Indexed
Bonds
1.250% 4/15/28 $ 3,995,868
274 (g) United States Treasury Inflation Indexed
Bonds
0.500% 4/15/24 271,019
353 (g) United States Treasury Inflation Indexed
Bonds
1.625% 10/15/27 350,435
347 (g) United States Treasury Inflation Indexed
Bonds
3.375% 4/15/32 387,788
477 (g) United States Treasury Inflation Indexed
Bonds
1.750% 1/15/28 474,329
543 (g) United States Treasury Inflation Indexed
Bonds
2.000% 1/15/26 538,295
774 (g) United States Treasury Inflation Indexed
Bonds
0.125% 4/15/25 746,587
791 (g) United States Treasury Inflation Indexed
Bonds
0.625% 1/15/24 789,070
816 (g) United States Treasury Inflation Indexed
Bonds
2.375% 1/15/25 809,721
902 (g) United States Treasury Inflation Indexed
Bonds
0.250% 7/15/29 833,621
889 (g) United States Treasury Inflation Indexed
Bonds
0.125% 10/15/25 855,128
939 (g) United States Treasury Inflation Indexed
Bonds
0.125% 4/15/26 893,327
1,038 (g) United States Treasury Inflation Indexed
Bonds
0.375% 7/15/25 1,005,579
1,148 (g) United States Treasury Inflation Indexed
Bonds
0.125% 7/15/31 1,020,400
1,182 (g) United States Treasury Inflation Indexed
Bonds
0.125% 1/15/31 1,054,835
856 (g) United States Treasury Inflation Indexed
Bonds
3.625% 4/15/28 916,942
1,362 (g) United States Treasury Inflation Indexed
Bonds
0.125% 4/15/27 1,279,867
3,343 (g) United States Treasury Inflation Indexed
Bonds
1.375% 7/15/33 3,240,859
2,266 (g) United States Treasury Inflation Indexed
Bonds
0.625% 1/15/26 2,186,287
3,821 (g) United States Treasury Inflation Indexed
Bonds
0.375% 1/15/27 3,630,963
1,219 (g) United States Treasury Inflation Indexed
Bonds
0.875% 1/15/29 1,165,994
1,949 (g) United States Treasury Inflation Indexed
Bonds
0.250% 1/15/25 1,891,292
2,748 (g) United States Treasury Inflation Indexed
Bonds
1.125% 1/15/33 2,598,868
1,907 (g) United States Treasury Inflation Indexed
Bonds
0.125% 10/15/24 1,865,183
1,497 (g) United States Treasury Inflation Indexed
Bonds
0.500% 1/15/28 1,416,254
1,495 (g) United States Treasury Inflation Indexed
Bonds
0.125% 1/15/30 1,354,701

Principal
Amount (000) Description (a) Coupon Maturity Value
$ 1,407 (g) United States Treasury Inflation Indexed
Bonds
0.125% 10/15/26 $ 1,336,426
1,920 (g) United States Treasury Inflation Indexed
Bonds
0.125% 7/15/30 1,734,368
3,254 (g) United States Treasury Inflation Indexed
Bonds
0.750% 7/15/28 3,114,107
1,665 (g) United States Treasury Inflation Indexed
Bonds - When Issued
0.125% 1/15/32 1,462,014
1,059 (g) United States Treasury Inflation Indexed
Bonds - When Issued
0.625% 7/15/32 967,268
235 United States Treasury Note/Bond 4.875% 10/31/30 248,549
200 United States Treasury Note/Bond 4.375% 11/15/39 208,336
739 United States Treasury Note/Bond 3.875% 5/15/43 704,856
550 (g) United States Treasury Note/Bond 3.625% 5/15/53 508,585
639 United States Treasury Note/Bond 4.125% 7/31/28 645,085
788 United States Treasury Note/Bond 3.875% 8/15/33 786,715
200 United States Treasury Note/Bond 4.750% 7/31/25 200,906
446 (g) United States Treasury Note/Bond 2.875% 5/15/49 354,157
191 United States Treasury Note/Bond 4.375% 10/31/24 190,585
Total U.S. Government and Agency Obligations
(cost $40,976,531) 48,035,169
X –
EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS - 8.8% (6.4% of Total
Investments) X 40,612,418
Angola - 0.1%
$ 270 Angolan Government International Bond,
144A
9.375% 5/08/48 $ 224,229
200 Angolan Government International Bond,
144A
8.750% 4/14/32 175,597
Total Angola 399,826
Argentina - 0.1%
475 Provincia de Buenos Aires/Government
Bonds, 144A
5.250% 9/01/37 181,315
139 YPF SA, 144A 6.950% 7/21/27 124,369
20 YPF SA, Reg S 6.950% 7/21/27 17,895
Total Argentina 323,579
Australia - 0.3%
200 AngloGold Ashanti Holdings PLC 3.375% 11/01/28 179,933
200 AngloGold Ashanti Holdings PLC 3.750% 10/01/30 173,883
840 QBE Insurance Group Ltd, Reg S 6.750% 12/02/44 836,376
Total Australia 1,190,192
Barbados - 0.0%
200 Barbados Government International Bond,
144A
6.500% 10/01/29 188,250
Total Barbados 188,250
Belgium - 0.0%
40 Anheuser-Busch Cos LLC / Anheuser-Busch
InBev Worldwide Inc
4.900% 2/01/46 39,210
Total Belgium 39,210
Benin - 0.1%
190 EUR Benin Government International Bond,
144A
4.950% 1/22/35 164,696
100 EUR Benin Government International Bond,
144A
6.875% 1/19/52 86,550
Total Benin 251,246

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon Maturity Value
Brazil - 0.5%
$ 200 B3 SA - Brasil Bolsa Balcao, 144A 4.125% 9/20/31 $ 174,842
200 Banco do Brasil SA/Cayman, 144A 4.875% 1/11/29 195,918
900 BRL Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/27 186,183
900 BRL Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/31 183,189
340 Brazilian Government International Bond 6.000% 10/20/33 340,067
210 Brazilian Government International Bond 5.000% 1/27/45 171,247
200 Brazilian Government International Bond 4.750% 1/14/50 153,774
200 (k) JSM Global Sarl, 144A 4.750% 10/20/30 39,541
200 Minerva Luxembourg SA, 144A 8.875% 9/13/33 211,459
145 Petrobras Global Finance BV 6.750% 6/03/50 141,938
115 Petrobras Global Finance BV 5.500% 6/10/51 96,935
200 Suzano Austria GmbH 2.500% 9/15/28 175,629
Total Brazil 2,070,722
Cameroon - 0.0%
100 EUR Republic of Cameroon International Bond,
144A
5.950% 7/07/32 81,173
Total Cameroon 81,173
Canada - 0.3%
75 1011778 BC ULC / New Red Finance Inc,
144A
4.000% 10/15/30 67,267
150 Air Canada, 144A 3.875% 8/15/26 143,308
40 Canadian Pacific Railway Co 2.050% 3/05/30 34,233
330 Enbridge Inc 5.750% 7/15/80 304,425
175 Enbridge Inc 5.500% 7/15/77 159,960
35 Enbridge Inc 2.500% 8/01/33 28,662
625 GFL Environmental Inc, 144A 5.125% 12/15/26 618,377
40 Nutrien Ltd 4.900% 3/27/28 40,360
75 Open Text Holdings Inc, 144A 4.125% 12/01/31 66,290
Total Canada 1,462,882
Chile - 0.3%
199 Alfa Desarrollo SpA, 144A 2021 1 4.550% 9/27/51 155,162
200 Antofagasta PLC, 144A 5.625% 5/13/32 201,031
200 Banco del Estado de Chile, 144A 2.704% 1/09/25 193,030
175 Cia Cervecerias Unidas SA, 144A 3.350% 1/19/32 150,675
200 Corp Nacional del Cobre de Chile, 144A 3.000% 9/30/29 177,946
150 Empresa Nacional de Telecomunicaciones
SA, 144A
3.050% 9/14/32 119,702
200 Empresa Nacional del Petroleo, 144A 6.150% 5/10/33 200,237
200 Inversiones CMPC SA, 144A 6.125% 6/23/33 207,027
Total Chile 1,404,810
China - 0.1%
200 ENN Clean Energy International Investment
Ltd, 144A
3.375% 5/12/26 187,539
200 Lenovo Group Ltd, 144A 3.421% 11/02/30 176,581
Total China 364,120
Colombia - 0.3%
350 Colombia Government International Bond 3.125% 4/15/31 284,599
200 Colombia Government International Bond 8.000% 11/14/35 218,696
200 Colombia Government International Bond 7.500% 2/02/34 211,005
200 Ecopetrol SA 4.625% 11/02/31 169,670
200 Ecopetrol SA 5.875% 11/02/51 151,334
200 Empresas Publicas de Medellin ESP, 144A 4.250% 7/18/29 170,116
200 Grupo Aval Ltd, 144A 4.375% 2/04/30 169,785
Total Colombia 1,375,205

Principal
Amount (000) Description (a) Coupon Maturity Value
Costa Rica - 0.2%
$ 200 Costa Rica Government International Bond,
144A
7.000% 4/04/44 $ 208,800
200 Costa Rica Government International Bond,
144A
6.550% 4/03/34 207,000
200 Instituto Costarricense de Electricidad,
144A
6.750% 10/07/31 200,924
200 Liberty Costa Rica Senior Secured Finance,
144A
10.875% 1/15/31 204,651
Total Costa Rica 821,375
Cote d'Ivoire - 0.1%
395 Ivory Coast Government International Bond,
Reg S
6.125% 6/15/33 362,547
270 EUR Ivory Coast Government International Bond,
Reg S
6.875% 10/17/40 248,993
Total Cote d'Ivoire 611,540
Czech Republic - 0.0%
4,300 CZK Czech Republic Government Bond 1.750% 6/23/32 165,184
Total Czech Republic 165,184
Dominican Republic - 0.2%
425 Dominican Republic International Bond,
Reg S
7.450% 4/30/44 449,968
270 Dominican Republic International Bond,
Reg S
4.875% 9/23/32 245,470
150 Dominican Republic International Bond,
144A
4.875% 9/23/32 136,373
6,700 DOP Dominican Republic International Bond,
144A
13.000% 6/10/34 133,862
Total Dominican Republic 965,673
Ecuador - 0.1%
623 Ecuador Government International Bond,
144A
1.000% 7/31/35 221,202
137 Ecuador Government International Bond,
Reg S
3.500% 7/31/35 48,681
Total Ecuador 269,883
Egypt - 0.2%
300 Egypt Government International Bond, Reg
S
7.903% 2/21/48 180,253
200 Egypt Government International Bond,
144A
5.800% 9/30/27 153,740
200 Egypt Government International Bond,
144A
7.600% 3/01/29 152,332
220 Egypt Government International Bond,
144A
7.300% 9/30/33 144,881
225 Egypt Government International Bond,
144A
8.500% 1/31/47 139,481
205 Egypt Government International Bond,
144A
8.875% 5/29/50 130,211
Total Egypt 900,898
El Salvador - 0.1%
190 El Salvador Government International Bond,
144A
7.125% 1/20/50 134,215
135 El Salvador Government International Bond,
Reg S
6.375% 1/18/27 118,931
65 El Salvador Government International Bond,
Reg S
7.650% 6/15/35 50,538

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon Maturity Value
El Salvador
$ 40 El Salvador Government International Bond,
Reg S
5.875% 1/30/25 $ 37,449
Total El Salvador 341,133
France - 0.0%
10 TotalEnergies Capital International SA 2.986% 6/29/41 7,771
Total France 7,771
Germany - 0.0%
110 Deutsche Bank AG/New York NY 1.447% 4/01/25 108,673
Total Germany 108,673
Ghana - 0.1%
355 Ghana Government International Bond,
Reg S
7.625% 5/16/29 153,538
250 Ghana Government International Bond,
144A
8.750% 3/11/61 107,500
235 Ghana Government International Bond,
144A
7.750% 4/07/29 102,225
Total Ghana 363,263
Guatemala - 0.1%
200 CT Trust, 144A 5.125% 2/03/32 174,792
200 Guatemala Government Bond, 144A 3.700% 10/07/33 166,500
180 Millicom International Cellular SA, 144A
2029 2029
6.250% 3/25/29 170,609
Total Guatemala 511,901
Honduras - 0.0%
175 Honduras Government International Bond,
144A
5.625% 6/24/30 155,750
Total Honduras 155,750
Hungary - 0.1%
29,000 HUF Hungary Government Bond 2.000% 5/23/29 69,751
200 Hungary Government International Bond,
144A
5.250% 6/16/29 200,909
200 Magyar Export-Import Bank Zrt, 144A 6.125% 12/04/27 203,334
Total Hungary 473,994
India - 0.3%
200 Adani Ports & Special Economic Zone Ltd,
144A
3.100% 2/02/31 152,500
200 Export-Import Bank of India, 144A 2.250% 1/13/31 167,094
200 Indian Railway Finance Corp Ltd, 144A 3.570% 1/21/32 179,128
200 Network i2i Ltd, 144A 3.975% 6/03/72 185,500
200 Power Finance Corp Ltd, 144A 3.950% 4/23/30 184,668
200 ReNew Wind Energy AP2 / ReNew Power
Pvt Ltd other 9 Subsidiaries, 144A
4.500% 7/14/28 177,750
200 UltraTech Cement Ltd, 144A 2.800% 2/16/31 169,035
Total India 1,215,675
Indonesia - 0.3%
200 Freeport Indonesia PT, 144A 6.200% 4/14/52 198,250
1,500,000 IDR Indonesia Treasury Bond 7.125% 6/15/38 101,834
850,000 IDR Indonesia Treasury Bond 7.000% 9/15/30 56,348
500 Pertamina Persero PT, 144A 2.300% 2/09/31 422,919
200 Perusahaan Penerbit SBSN Indonesia III,
144A
4.700% 6/06/32 201,760
335 Perusahaan Perseroan Persero PT
Perusahaan Listrik Negara, Reg S
3.875% 7/17/29 316,367

Principal
Amount (000) Description (a) Coupon Maturity Value
Indonesia
$ 200 Perusahaan Perseroan Persero PT
Perusahaan Listrik Negara, Reg S
5.250% 5/15/47 $ 186,946
Total Indonesia 1,484,424
Iraq - 0.0%
225 Iraq International Bond, 144A 5.800% 1/15/28 210,024
Total Iraq 210,024
Ireland - 0.0%
85 AerCap Ireland Capital DAC / AerCap
Global Aviation Trust
6.100% 1/15/27 86,814
Total Ireland 86,814
Israel - 0.2%
180 Energean Israel Finance Ltd, 144A, Reg S 4.875% 3/30/26 165,600
200 Israel Electric Corp Ltd, 144A, Reg S 4.250% 8/14/28 186,697
127 Leviathan Bond Ltd, 144A, Reg S 6.500% 6/30/27 119,172
75 Leviathan Bond Ltd, 144A, Reg S 6.750% 6/30/30 68,261
32 Leviathan Bond Ltd, 144A, Reg S 6.125% 6/30/25 30,960
175 EUR Teva Pharmaceutical Finance Netherlands
II BV
4.375% 5/09/30 180,977
Total Israel 751,667
Jamaica - 0.1%
215 Jamaica Government International Bond 7.875% 7/28/45 261,225
Total Jamaica 261,225
Jordan - 0.1%
200 Jordan Government International Bond,
144A
4.950% 7/07/25 195,317
200 Jordan Government International Bond,
144A
5.850% 7/07/30 185,769
Total Jordan 381,086
Kazakhstan - 0.2%
200 Development Bank of Kazakhstan JSC, 144A 5.750% 5/12/25 199,901
200 Kazakhstan Government International Bond,
144A
6.500% 7/21/45 228,267
200 KazMunayGas National Co JSC, 144A 5.375% 4/24/30 198,101
200 KazMunayGas National Co JSC, 144A 3.500% 4/14/33 165,903
200 Tengizchevroil Finance Co International Ltd,
144A
4.000% 8/15/26 187,092
Total Kazakhstan 979,264
Kenya - 0.1%
200 Republic of Kenya Government International
Bond, 144A
7.250% 2/28/28 182,500
200 Republic of Kenya Government International
Bond, 144A
6.300% 1/23/34 159,964
Total Kenya 342,464
Korea, Republic of - 0.0%
200 Korea Development Bank/The 5.625% 10/23/33 215,450
Total Korea, Republic of 215,450
Macau - 0.0%
200 Sands China Ltd 5.375% 8/08/25 197,233
Total Macau 197,233

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon Maturity Value
Malaysia - 0.1%
$ 600 MYR Malaysia Government Bond 3.900% 11/30/26 $ 131,966
215 MISC Capital Two Labuan Ltd, 144A 3.750% 4/06/27 206,980
200 Petronas Capital Ltd, 144A 3.500% 4/21/30 187,620
205 Petronas Capital Ltd, 144A 3.404% 4/28/61 146,910
Total Malaysia 673,476
Mexico - 0.7%
200 Banco Nacional de Comercio Exterior SNC/
Cayman Islands, 144A
4.375% 10/14/25 195,536
200 Banco Nacional de Comercio Exterior SNC/
Cayman Islands, 144A
2.720% 8/11/31 170,146
200 Braskem Idesa SAPI, 144A 6.990% 2/20/32 117,105
230 Comision Federal de Electricidad, 144A 3.348% 2/09/31 191,460
200 Comision Federal de Electricidad, 144A 6.125% 6/16/45 174,925
200 Electricidad Firme de Mexico Holdings SA
de CV, 144A
4.900% 11/20/26 180,145
200 Grupo Aeromexico SAB de CV, 144A 8.500% 3/17/27 193,046
2,350 MXN Mexican Bonos 7.500% 6/03/27 131,019
3,600 MXN Mexican Bonos 8.500% 11/18/38 202,167
300 Mexico Government International Bond 4.400% 2/12/52 237,237
200 Mexico Government International Bond 4.280% 8/14/41 165,081
200 Nemak SAB de CV, 144A 3.625% 6/28/31 166,177
140 Petroleos Mexicanos 6.375% 1/23/45 91,221
445 Petroleos Mexicanos 6.840% 1/23/30 385,747
412 Petroleos Mexicanos 6.750% 9/21/47 269,578
245 Petroleos Mexicanos 5.950% 1/28/31 195,633
100 EUR Petroleos Mexicanos, Reg S 3.625% 11/24/25 103,202
25 Petroleos Mexicanos 6.500% 1/23/29 22,050
Total Mexico 3,191,475
Mongolia - 0.1%
300 Mongolia Government International Bond,
144A
5.125% 4/07/26 290,372
Total Mongolia 290,372
Morocco - 0.2%
230 Morocco Government International Bond,
144A
2.375% 12/15/27 205,891
200 Morocco Government International Bond,
144A
5.500% 12/11/42 181,500
200 OCP SA, 144A 3.750% 6/23/31 171,800
200 OCP SA, 144A 5.125% 6/23/51 151,272
Total Morocco 710,463
Namibia - 0.0%
200 Namibia International Bonds, 144A 5.250% 10/29/25 197,230
Total Namibia 197,230
Netherlands - 0.1%
185 Aegon NV 5.500% 4/11/48 175,662
200 VEON Holdings BV, Reg S 4.000% 4/09/25 178,100
Total Netherlands 353,762
Nigeria - 0.2%
200 Access Bank PLC, 144A 6.125% 9/21/26 178,740
400 Nigeria Government International Bond,
144A
8.375% 3/24/29 383,036
200 Nigeria Government International Bond,
144A
7.375% 9/28/33 170,260
200 Nigeria Government International Bond,
Reg S
7.625% 11/28/47 158,144
Total Nigeria 890,180

Principal
Amount (000) Description (a) Coupon Maturity Value
Oman - 0.1%
$ 385 Oman Government International Bond, Reg
S
5.625% 1/17/28 $ 392,022
200 Oman Government International Bond, Reg
S
6.750% 1/17/48 209,040
Total Oman 601,062
Pakistan - 0.1%
260 Pakistan Government International Bond,
144A
8.875% 4/08/51 156,226
200 Pakistan Government International Bond,
144A
6.000% 4/08/26 140,328
200 Pakistan Water & Power Development
Authority, Reg S
7.500% 6/04/31 103,987
Total Pakistan 400,541
Panama - 0.2%
200 Aeropuerto Internacional de Tocumen SA,
144A
5.125% 8/11/61 151,640
200 C&W Senior Financing DAC, 144A 6.875% 9/15/27 186,340
190 Panama Bonos del Tesoro 3.362% 6/30/31 149,190
155 Panama Notas del Tesoro 3.750% 4/17/26 145,246
176 UEP Penonome II SA, 144A 6.500% 10/01/38 133,881
Total Panama 766,297
Paraguay - 0.0%
200 Paraguay Government International Bond,
144A
2.739% 1/29/33 163,800
Total Paraguay 163,800
Peru - 0.2%
120 Banco de Credito del Peru S.A, 144A 3.125% 7/01/30 114,111
65 Banco de Credito del Peru S.A, 144A 3.250% 9/30/31 59,433
300 Fondo MIVIVIENDA SA, 144A 4.625% 4/12/27 292,389
300 PEN Peru Government Bond 5.400% 8/12/34 73,233
200 Peruvian Government International Bond 3.000% 1/15/34 168,786
250 PEN Peruvian Government International Bond,
144A
5.400% 8/12/34 61,028
95 Volcan Cia Minera SAA, 144A 4.375% 2/11/26 59,025
Total Peru 828,005
Philippines - 0.0%
200 Philippine Government International Bond 4.200% 3/29/47 176,366
Total Philippines 176,366
Poland - 0.1%
200 Bank Gospodarstwa Krajowego, 144A 5.375% 5/22/33 202,622
370 PLN Republic of Poland Government Bond 0.250% 10/25/26 82,636
300 PLN Republic of Poland Government Bond 2.750% 10/25/29 68,073
192 Republic of Poland Government
International Bond
5.500% 4/04/53 199,745
Total Poland 553,076
Qatar - 0.1%
200 Qatar Government International Bond, Reg
S
4.400% 4/16/50 184,000
310 QatarEnergy, 144A 3.300% 7/12/51 226,300
200 QNB Finance Ltd, Reg S 2.625% 5/12/25 191,962
Total Qatar 602,262
Republic of Serbia - 0.0%
200 Serbia International Bond, 144A 6.500% 9/26/33 205,000
Total Republic of Serbia 205,000

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon Maturity Value
Romania - 0.1%
$ 550 RON Romania Government Bond 3.650% 9/24/31 $ 102,460
200 RON Romania Government Bond 4.150% 1/26/28 41,193
140 Romanian Government International Bond,
144A
3.000% 2/27/27 130,222
Total Romania 273,875
Rwanda - 0.1%
300 Rwanda International Government Bond,
144A
5.500% 8/09/31 239,625
Total Rwanda 239,625
Saudi Arabia - 0.2%
200 EIG Pearl Holdings Sarl, 144A 4.387% 11/30/46 160,350
200 Saudi Arabian Oil Co, Reg S 4.250% 4/16/39 178,710
385 Saudi Government International Bond, Reg
S
3.750% 1/21/55 292,393
325 Saudi Government International Bond, 144A 2.250% 2/02/33 269,064
Total Saudi Arabia 900,517
Senegal - 0.1%
215 Senegal Government International Bond,
Reg S
6.750% 3/13/48 168,689
200 Senegal Government International Bond,
144A
6.750% 3/13/48 156,920
Total Senegal 325,609
Singapore - 0.0%
200 MEDCO MAPLE TREE PTE LTD, 144A 8.960% 4/27/29 202,797
Total Singapore 202,797
South Africa - 0.5%
500 Eskom Holdings SOC Ltd, 144A 8.450% 8/10/28 506,501
200 Eskom Holdings SOC Ltd, 144A 6.350% 8/10/28 194,279
200 MTN Mauritius Investments Ltd, 144A 6.500% 10/13/26 201,396
3,075 ZAR Republic of South Africa Government Bond 7.000% 2/28/31 140,617
2,875 ZAR Republic of South Africa Government Bond 8.875% 2/28/35 132,571
225 Republic of South Africa Government
International Bond
5.875% 4/20/32 213,102
200 Republic of South Africa Government
International Bond
5.650% 9/27/47 159,500
200 Republic of South Africa Government
International Bond
5.375% 7/24/44 159,281
200 Sasol Financing USA LLC, 144A 8.750% 5/03/29 203,925
250 Transnet SOC Ltd, 144A 8.250% 2/06/28 251,575
Total South Africa 2,162,747
Sri Lanka - 0.0%
415 Sri Lanka Government International Bond,
Reg S
6.850% 11/03/25 211,649
Total Sri Lanka 211,649
Supranational - 0.0%
5,000 INR Asian Development Bank 6.150% 2/25/30 57,437
200 Banque Ouest Africaine de Developpement,
144A
4.700% 10/22/31 170,056
Total Supranational 227,493
Switzerland - 0.1%
30 Credit Suisse AG/New York NY 5.000% 7/09/27 30,006
1,645 Credit Suisse Group AG 7.250% 3/12/72 189,175
1,000 Credit Suisse Group AG 0.000% 1/17/72 115,000
735 Credit Suisse Group AG 7.500% 1/17/72 84,525

Principal
Amount (000) Description (a) Coupon Maturity Value
Switzerland
$ 575 Credit Suisse Group AG 7.500% 6/11/72 $ 66,125
300 Credit Suisse Group AG 6.380% 2/21/72 34,500
25 UBS Group AG, 144A 1.494% 8/10/27 22,589
20 UBS Group AG 3.750% 3/26/25 19,593
Total Switzerland 561,513
Thailand - 0.1%
200 Bangkok Bank PCL/Hong Kong, 144A 3.466% 9/23/36 167,757
6,150 THB Thailand Government Bond 2.875% 12/17/28 183,548
Total Thailand 351,305
Turkey - 0.2%
200 Anadolu Efes Biracilik Ve Malt Sanayii AS,
144A
3.375% 6/29/28 170,494
245 Turkey Government International Bond 5.125% 2/17/28 232,999
250 Turkey Government International Bond 6.000% 1/14/41 211,887
200 Turkiye Ihracat Kredi Bankasi AS, 144A 5.750% 7/06/26 194,112
Total Turkey 809,492
Uganda - 0.0%
669,000 UGX Republic of Uganda Government Bonds 14.250% 8/23/29 172,280
Total Uganda 172,280
Ukraine - 0.1%
190 NAK Naftogaz Ukraine via Kondor Finance
PLC, Reg S
7.650% 7/31/24 128,250
425 Ukraine Government International Bond,
144A
6.876% 5/21/31 96,289
360 Ukraine Government International Bond,
144A
7.253% 3/15/35 83,520
115 Ukraine Government International Bond,
Reg S
7.750% 9/01/24 35,363
100 Ukraine Government International Bond,
Reg S
7.750% 9/01/28 27,500
Total Ukraine 370,922
United Arab Emirates - 0.3%
400 Emirate of Dubai Government International
Bonds, Reg S
3.900% 9/09/50 300,004
435 Galaxy Pipeline Assets Bidco Ltd, 144A 2.625% 3/31/36 359,115
224 Galaxy Pipeline Assets Bidco Ltd, 144A
2022 2022
2.940% 9/30/40 184,261
240 MDGH GMTN RSC Ltd, 144A 4.375% 11/22/33 233,504
194 Sweihan PV Power Co PJSC, 144A 2022 1 3.625% 1/31/49 159,145
Total United Arab Emirates 1,236,029
United Kingdom - 0.1%
30 Barclays PLC 6.490% 9/13/29 31,235
30 BAT Capital Corp 6.343% 8/02/30 31,497
10 BAT Capital Corp 3.984% 9/25/50 7,038
60 HSBC Holdings PLC 4.583% 6/19/29 58,176
190 Vodafone Group PLC 4.125% 6/04/81 163,117
Total United Kingdom 291,063
Uruguay - 0.0%
6,200 UYU Uruguay Government International Bond 8.250% 5/21/31 146,381
80 Uruguay Government International Bond 4.375% 1/23/31 79,343
Total Uruguay 225,724

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon Maturity Value
Uzbekistan - 0.0%
$ 200 Republic of Uzbekistan International Bond,
144A
7.850% 10/12/28 $ 209,332
Total Uzbekistan 209,332
Zambia - 0.1%
425 Zambia Government International Bond,
144A
8.500% 4/14/24 263,500
Total Zambia 263,500
Total Emerging Market Debt and Foreign Corporate Bonds
(cost $56,380,339) 40,612,418
Shares Description (a) Value
X –
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 8.7% (6.3% of Total
Investments) X 40,120,920
Data Center REITs - 1.2%
16,673 (b) Digital Realty Trust Inc   $ 2,243,852
4,042 (b) Equinix Inc   3,255,387
Total Data Center REITs 5,499,239
Health Care REITs - 0.6%
18,600 Healthpeak Properties Inc   368,280
33,500 Parkway Life Real Estate Investment Trust   93,123
14,600 Ventas Inc   727,664
16,700 Welltower Inc   1,505,839
Total Health Care REITs 2,694,906
Hotel & Resort REITs - 0.2%
30,400 Host Hotels & Resorts Inc   591,888
3,500 Ryman Hospitality Properties Inc   385,210
Total Hotel & Resort REITs 977,098
Industrial REITs - 1.7%
2,400 EastGroup Properties Inc   440,496
39,699 Prologis Inc   5,291,876
22,300 Rexford Industrial Realty Inc   1,251,030
12,900 (b) Terreno Realty Corp   808,443
Total Industrial REITs 7,791,845
Multi-Family Residential REITs - 0.7%
7,400 AvalonBay Communities Inc   1,385,428
9,300 Equity Residential   568,788
2,400 Essex Property Trust Inc   595,056
4,400 Mid-America Apartment Communities Inc   591,624
Total Multi-Family Residential REITs 3,140,896
Office REITs - 0.2%
3,600 Alexandria Real Estate Equities Inc   456,372
4,400 Boston Properties Inc   308,748
1,800 SL Green Realty Corp   81,306
6,600 Vornado Realty Trust   186,450
Total Office REITs 1,032,876
Other Specialized REITs - 0.4%
11,700 Gaming and Leisure Properties Inc   577,395
38,700 VICI Properties Inc   1,233,756
Total Other Specialized REITs 1,811,151

Shares Description (a) Value
Retail REITs - 1.3%
5,000 Agree Realty Corp   $ 314,750
24,700 Brixmor Property Group Inc   574,769
37,500 Kimco Realty Corp   799,125
23,200 Kite Realty Group Trust   530,352
15,800 Realty Income Corp   907,236
13,400 (b) Regency Centers Corp   897,800
14,700 (b) Simon Property Group Inc   2,096,808
Total Retail REITs 6,120,840
Self-Storage REITs - 0.4%
3,800 Extra Space Storage Inc   609,254
3,500 (b) Public Storage   1,067,500
Total Self-Storage REITs 1,676,754
Single-Family Residential REITs - 0.7%
27,000 (b) American Homes 4 Rent, Class A   970,920
13,500 Equity LifeStyle Properties Inc   952,290
5,000 Invitation Homes Inc   170,550
7,000 Sun Communities Inc   935,550
Total Single-Family Residential REITs 3,029,310
Telecom Tower REITs - 1.2%
16,060 American Tower Corp   3,467,034
9,960 (b) Crown Castle Inc   1,147,292
4,263 (b) SBA Communications Corp   1,081,480
Total Telecom Tower REITs 5,695,806
Timber REITs - 0.1%
18,700 Weyerhaeuser Co   650,199
Total Timber REITs 650,199
Total Real Estate Investment Trust Common Stocks
(cost $30,436,271) 40,120,920
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 7.9% (5.7% of Total
Investments) X 36,190,761
Automobiles & Components - 0.2%
$ 755 (b) General Motors Financial Co Inc 5.750% N/A (m) $ 669,685
462 General Motors Financial Co Inc 5.700% N/A (m) 426,653
Total Automobiles & Components 1,096,338
Banks - 3.8%
295 Bank of America Corp 4.375% N/A (m) 262,912
940 (b) Bank of America Corp 6.500% N/A (m) 935,444
285 Bank of America Corp 6.250% N/A (m) 282,375
75 Bank of America Corp 6.100% N/A (m) 74,288
1,190 (b) Citigroup Inc 6.250% N/A (m) 1,174,527
170 Citigroup Inc 5.000% N/A (m) 165,018
260 Citigroup Inc 7.375% N/A (m) 263,145
450 Citigroup Inc 6.300% N/A (m) 443,715
5 Citigroup Inc 6.174% 5/25/34 5,174
655 Citigroup Inc 7.625% N/A (m) 668,821
1,000 (b) Citigroup Inc 5.950% N/A (m) 978,808
125 Citizens Financial Group Inc 6.375% N/A (m) 113,782
335 Citizens Financial Group Inc 4.000% N/A (m) 264,748
765 CoBank ACB 6.450% N/A (m) 742,050
325 CoBank ACB 6.250% N/A (m) 312,802
525 Farm Credit Bank of Texas, 144A 6.200% N/A (m) 472,500

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a) Coupon Maturity Value
Banks (continued)
$ 520 (f) First Citizens BancShares Inc/NC (TSFR3M reference rate +
4.234% spread)
9.618% N/A (m) $ 528,983
555 Huntington Bancshares Inc/OH 5.625% N/A (m) 501,079
205 (b) JPMorgan Chase & Co 3.650% N/A (m) 187,602
375 JPMorgan Chase & Co 5.000% N/A (m) 368,162
940 (b) JPMorgan Chase & Co 6.750% N/A (m) 938,095
270 JPMorgan Chase & Co 6.100% N/A (m) 268,519
90 M&T Bank Corp 5.125% N/A (m) 77,745
380 M&T Bank Corp 6.450% N/A (m) 377,491
325 PNC Financial Services Group Inc/The 6.000% N/A (m) 307,779
415 PNC Financial Services Group Inc/The 3.400% N/A (m) 331,969
375 PNC Financial Services Group Inc/The 6.250% N/A (m) 349,563
710 (f) PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.302% spread)
8.679% N/A (m) 708,169
448 PNC Financial Services Group Inc/The 5.000% N/A (m) 418,722
370 Regions Financial Corp 5.750% N/A (m) 358,709
200 Toronto-Dominion Bank/The 8.125% 10/31/82 208,158
295 Truist Financial Corp 5.100% N/A (m) 267,330
535 (f) Truist Financial Corp (TSFR3M reference rate + 3.364%
spread)
8.748% N/A (m) 532,568
400 (b) Truist Financial Corp 4.800% N/A (m) 367,737
355 Wells Fargo & Co 5.900% N/A (m) 351,257
1,070 (b) Wells Fargo & Co 5.875% N/A (m) 1,058,847
500 Wells Fargo & Co 3.900% N/A (m) 461,978
495 Wells Fargo & Co 7.625% N/A (m) 519,409
450 (f) Zions Bancorp NA (3-Month LIBOR reference rate + 4.440%
spread)
10.086% N/A (m) 432,000
Total Banks 17,081,980
Capital Goods - 0.5%
610 AerCap Global Aviation Trust, 144A 6.500% 6/15/45 610,909
1,495 AerCap Holdings NV 5.875% 10/10/79 1,476,161
395 Air Lease Corp 4.650% N/A (m) 354,629
Total Capital Goods 2,441,699
Energy - 0.3%
330 Enbridge Inc 8.500% 1/15/84 351,003
305 Enbridge Inc 7.625% 1/15/83 305,463
250 Energy Transfer LP 6.500% N/A (m) 237,570
55 Energy Transfer LP 7.125% N/A (m) 50,681
440 Transcanada Trust 5.600% 3/07/82 368,608
75 Transcanada Trust 5.875% 8/15/76 70,896
Total Energy 1,384,221
Financial Services - 1.0%
400 Ally Financial Inc 4.700% N/A (m) 271,383
160 Ally Financial Inc 4.700% N/A (m) 119,710
555 American AgCredit Corp, 144A 5.250% N/A (m) 516,150
180 American Express Co 3.550% N/A (m) 154,314
150 Bank of New York Mellon Corp/The 4.700% N/A (m) 146,179
200 Capital One Financial Corp 3.950% N/A (m) 160,288
375 Charles Schwab Corp/The 5.375% N/A (m) 369,795
150 Discover Financial Services 6.125% N/A (m) 144,933
130 Discover Financial Services 5.500% N/A (m) 104,455
390 Equitable Holdings Inc 4.950% N/A (m) 371,112
720 (b) Goldman Sachs Group Inc/The 5.500% N/A (m) 709,938
475 Goldman Sachs Group Inc/The 5.300% N/A (m) 463,960
430 Goldman Sachs Group Inc/The 7.500% N/A (m) 449,304
420 Voya Financial Inc 7.748% N/A (m) 435,120
Total Financial Services 4,416,641

Principal
Amount (000) Description (a) Coupon Maturity Value
Food, Beverage & Tobacco - 0.4%
$ 2,250 (b) Land O' Lakes Inc, 144A 8.000% N/A (m) $ 1,957,500
Total Food, Beverage & Tobacco 1,957,500
Insurance - 0.9%
118 American International Group Inc 5.750% 4/01/48 116,140
450 AXIS Specialty Finance LLC 4.900% 1/15/40 374,007
325 Enstar Finance LLC 5.750% 9/01/40 304,213
235 Enstar Finance LLC 5.500% 1/15/42 199,031
541 Markel Group Inc 6.000% N/A (m) 534,886
580 (b) MetLife Inc, 144A 9.250% 4/08/38 651,365
360 Provident Financing Trust I 7.405% 3/15/38 383,594
210 Prudential Financial Inc 5.125% 3/01/52 197,360
420 QBE Insurance Group Ltd, 144A 5.875% N/A (m) 409,202
600 SBL Holdings Inc, 144A 7.000% N/A (m) 396,506
575 SBL Holdings Inc, 144A 6.500% N/A (m) 353,625
Total Insurance 3,919,929
Materials - 0.0%
200 Cemex SAB de CV, 144A 9.125% N/A (m) 213,000
Total Materials 213,000
Media & Entertainment - 0.0%
190 Paramount Global 6.375% 3/30/62 171,000
Total Media & Entertainment 171,000
Telecommunication Services - 0.1%
365 Vodafone Group PLC 7.000% 4/04/79 376,316
Total Telecommunication Services 376,316
Utilities - 0.7%
300 AES Andes SA, 144A 6.350% 10/07/79 281,028
265 AES Andes SA, 144A 7.125% 3/26/79 254,533
310 American Electric Power Co Inc 3.875% 2/15/62 260,176
165 CMS Energy Corp 4.750% 6/01/50 148,984
200 Edison International 5.000% N/A (m) 186,221
150 Edison International 5.375% N/A (m) 141,870
695 (b) Emera Inc 6.750% 6/15/76 680,556
510 Sempra 4.875% N/A (m) 498,913
340 Southern Co/The 4.000% 1/15/51 323,287
185 Vistra Corp, 144A 8.000% N/A (m) 184,194
175 Vistra Corp, 144A 7.000% N/A (m) 172,375
Total Utilities 3,132,137
Total $1,000 Par (or similar) Institutional Preferred
(cost $39,049,093) 36,190,761
Principal
Amount (000) Description (a),(n) Coupon Maturity Value
X –
CONTINGENT CAPITAL SECURITIES - 5.2% (3.7% of Total Investments) X 23,696,366
Banks - 4.4%
$ 640 Banco Bilbao Vizcaya Argentaria SA 6.125% N/A (m) $ 582,470
200 Banco Bilbao Vizcaya Argentaria SA 9.375% N/A (m) 213,917
400 Banco Bilbao Vizcaya Argentaria SA 6.500% N/A (m) 392,617
500 Banco Mercantil del Norte SA/Grand Cayman, 144A 7.625% N/A (m) 480,051
400 Banco Santander SA , Reg S 7.500% N/A (m) 400,000
800 (b) Banco Santander SA 4.750% N/A (m) 674,193
200 Banco Santander SA 9.625% N/A (m) 218,500
200 Bank Hapoalim BM, 144A , Reg S 3.255% 1/21/32 172,952

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000) Description (a),(n) Coupon Maturity Value
Banks (continued)
$ 700 (b) Barclays PLC 8.000% N/A (m) $ 686,989
465 Barclays PLC 8.000% N/A (m) 461,803
430 Barclays PLC 6.125% N/A (m) 411,278
200 BBVA Bancomer SA/Texas, 144A 8.450% 6/29/38 213,214
380 BNP Paribas SA, 144A 7.375% N/A (m) 380,528
625 BNP Paribas SA, 144A 7.000% N/A (m) 613,547
200 BNP Paribas SA, 144A 9.250% N/A (m) 213,873
565 BNP Paribas SA, 144A 7.750% N/A (m) 576,735
410 BNP Paribas SA, 144A 8.500% N/A (m) 429,362
275 BNP Paribas SA, 144A 6.625% N/A (m) 272,942
515 Credit Agricole SA, 144A 8.125% N/A (m) 524,488
1,480 (b) HSBC Holdings PLC 6.375% N/A (m) 1,461,120
910 (b) HSBC Holdings PLC 6.000% N/A (m) 869,105
715 HSBC Holdings PLC 8.000% N/A (m) 735,941
380 ING Groep NV 6.500% N/A (m) 370,077
330 ING Groep NV , Reg S 6.750% N/A (m) 327,938
200 ING Groep NV , Reg S 7.500% N/A (m) 199,250
845 (b) ING Groep NV 5.750% N/A (m) 788,836
620 Intesa Sanpaolo SpA, 144A 7.700% N/A (m) 609,217
555 Lloyds Banking Group PLC 7.500% N/A (m) 549,396
830 Lloyds Banking Group PLC 7.500% N/A (m) 812,811
240 Lloyds Banking Group PLC 8.000% N/A (m) 240,480
500 Macquarie Bank Ltd/London, 144A 6.125% N/A (m) 464,476
680 NatWest Group PLC 8.000% N/A (m) 682,142
770 NatWest Group PLC 6.000% N/A (m) 744,442
1,060 Societe Generale SA, 144A 9.375% N/A (m) 1,108,885
320 Societe Generale SA, 144A 6.750% N/A (m) 285,788
245 Societe Generale SA, 144A 8.000% N/A (m) 244,818
465 Societe Generale SA, 144A 10.000% N/A (m) 496,859
600 Standard Chartered PLC, 144A 7.750% N/A (m) 612,715
435 UniCredit SpA , Reg S 8.000% N/A (m) 432,390
Total Banks 19,956,145
Financial Services - 0.8%
1,000 (b) Deutsche Bank AG 6.000% N/A (m) 904,988
200 Deutsche Bank AG 7.500% N/A (m) 195,349
1,165 UBS Group AG , Reg S 6.875% N/A (m) 1,143,157
650 (b) UBS Group AG, 144A 7.000% N/A (m) 649,799
630 UBS Group AG , Reg S 7.000% N/A (m) 625,275
200 UBS Group AG, 144A 9.250% N/A (m) 221,653
Total Financial Services 3,740,221
Total Contingent Capital Securities
(cost $23,459,899) 23,696,366
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
CORPORATE BONDS - 3.1% (2.3% of Total Investments) X 14,402,052
Automobiles & Components - 0.0%
$ 60 General Motors Financial Co Inc 5.850% 4/06/30 $ 61,875
35 General Motors Financial Co Inc 2.750% 6/20/25 33,652
Total Automobiles & Components 95,527
Banks - 0.2%
175 Bank of America Corp 5.872% 9/15/34 183,184
115 Bank of America Corp 2.087% 6/14/29 101,352
35 Bank of America Corp 3.419% 12/20/28 32,968
25 Citibank NA 5.803% 9/29/28 26,103
85 Citigroup Inc 4.910% 5/24/33 83,221

Principal
Amount (000)   Description (a) Coupon Maturity Value
Banks (continued)
$ 135 JPMorgan Chase & Co 5.350% 6/01/34 $ 136,922
65 JPMorgan Chase & Co 4.851% 7/25/28 65,019
55 Morgan Stanley Bank NA 5.882% 10/30/26 56,552
35 Wells Fargo & Co 5.574% 7/25/29 35,737
40 Wells Fargo Bank NA 5.450% 8/07/26 40,652
Total Banks 761,710
Capital Goods - 0.0%
35 Boeing Co/The 5.805% 5/01/50 36,244
15 Boeing Co/The 3.250% 2/01/28 14,232
20 L3Harris Technologies Inc 5.400% 7/31/33 20,795
35 Raytheon Technologies Corp 2.250% 7/01/30 30,238
40 Roper Technologies Inc 2.000% 6/30/30 33,956
55 Trane Technologies Financing Ltd 3.550% 11/01/24 54,065
Total Capital Goods 189,530
Commercial & Professional Services - 0.4%
75 Gtcr W-2 Merger Sub, LLC, 144A 7.500% 1/15/31 79,254
973 (b) Prime Security Services Borrower LLC / Prime Finance Inc,
144A
5.750% 4/15/26 978,273
325 (b) Prime Security Services Borrower LLC / Prime Finance Inc,
144A
6.250% 1/15/28 323,105
200 Prime Security Services Borrower LLC / Prime Finance Inc,
144A
3.375% 8/31/27 185,439
42 Prime Security Services Borrower LLC / Prime Finance Inc,
144A
5.250% 4/15/24 41,637
Total Commercial & Professional Services 1,607,708
Consumer Discretionary Distribution & Retail - 0.1%
640 (b) Hertz Corp/The, 144A 4.625% 12/01/26 573,785
20 Lowe's Cos Inc 4.250% 4/01/52 16,932
Total Consumer Discretionary Distribution & Retail 590,717
Consumer Services - 0.3%
975 Caesars Entertainment Inc, 144A 6.250% 7/01/25 977,651
250 (b) Life Time Inc, 144A 5.750% 1/15/26 248,202
250 MGM Resorts International 6.750% 5/01/25 250,782
Total Consumer Services 1,476,635
Consumer Staples Distribution & Retail - 0.1%
200 Albertsons Cos Inc / Safeway Inc / New Albertsons LP /
Albertsons LLC, 144A
5.875% 2/15/28 200,134
35 CVS Health Corp 5.050% 3/25/48 32,736
5 Sysco Corp 6.600% 4/01/50 5,868
25 Walmart Inc 4.500% 4/15/53 24,291
Total Consumer Staples Distribution & Retail 263,029
Energy - 0.2%
200 BORR IHC LTD / BORR FIN, 144A 10.000% 11/15/28 208,000
25 Diamondback Energy Inc 3.250% 12/01/26 24,212
10 Diamondback Energy Inc 4.400% 3/24/51 8,272
30 Energy Transfer LP 5.750% 2/15/33 30,929
30 Energy Transfer LP 4.250% 4/01/24 29,885
25 Energy Transfer LP 5.000% 5/15/50 22,289
100 EnLink Midstream LLC, 144A 6.500% 9/01/30 102,097
60 Enterprise Products Operating LLC 4.200% 1/31/50 52,043
100 EQM Midstream Partners LP, 144A 6.500% 7/01/27 101,823
100 Hilcorp Energy I LP / Hilcorp Finance Co, 144A 6.250% 4/15/32 96,191
20 Marathon Petroleum Corp 6.500% 3/01/41 21,482

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000)   Description (a) Coupon Maturity Value
Energy (continued)
$ 250 (b) Matador Resources Co 5.875% 9/15/26 $ 247,926
80 MPLX LP 4.875% 6/01/25 79,474
25 MPLX LP 2.650% 8/15/30 21,573
25 MPLX LP 4.700% 4/15/48 21,545
35 Phillips 66 Co 5.300% 6/30/33 35,923
Total Energy 1,103,664
Equity Real Estate Investment Trusts (REITs) - 0.1%
120 American Tower Corp 2.750% 1/15/27 112,481
35 Brixmor Operating Partnership LP 2.250% 4/01/28 31,080
25 Corporate Office Properties LP 2.750% 4/15/31 20,207
25 Essential Properties LP 2.950% 7/15/31 19,660
30 Essex Portfolio LP 2.650% 3/15/32 25,054
30 Federal Realty OP LP 1.250% 2/15/26 27,687
60 Kite Realty Group Trust 4.750% 9/15/30 56,498
40 Regency Centers LP 2.950% 9/15/29 35,867
250 RLJ Lodging Trust LP, 144A 3.750% 7/01/26 236,874
20 SITE Centers Corp 4.250% 2/01/26 19,494
Total Equity Real Estate Investment Trusts (REITs) 584,902
Financial Services - 0.0%
70 Goldman Sachs Group Inc/The 2.650% 10/21/32 58,332
65 Morgan Stanley 5.449% 7/20/29 66,232
5 ONEOK Inc 4.500% 3/15/50 4,186
Total Financial Services 128,750
Food, Beverage & Tobacco - 0.0%
40 Constellation Brands Inc 2.875% 5/01/30 35,827
Total Food, Beverage & Tobacco 35,827
Health Care Equipment & Services - 0.5%
15 Elevance Health Inc 4.625% 5/15/42 13,921
60 HCA Inc 3.500% 9/01/30 54,392
35 Humana Inc 4.875% 4/01/30 35,464
200 Select Medical Corp, 144A 6.250% 8/15/26 200,995
250 Team Health Holdings Inc, 144A 13.500% 6/30/28 246,250
650 Tenet Healthcare Corp 4.875% 1/01/26 642,675
625 Tenet Healthcare Corp 4.625% 6/15/28 596,446
250 Tenet Healthcare Corp 6.125% 10/01/28 249,293
20 UnitedHealth Group Inc 5.050% 4/15/53 20,204
Total Health Care Equipment & Services 2,059,640
Household & Personal Products - 0.0%
15 Haleon US Capital LLC 3.625% 3/24/32 13,836
Total Household & Personal Products 13,836
Insurance - 0.3%
475 (b) Alliant Holdings Intermediate LLC / Alliant Holdings Co-
Issuer, 144A
4.250% 10/15/27 456,499
907 (b) Assurant Inc 7.000% 3/27/48 914,351
35 Berkshire Hathaway Finance Corp 2.850% 10/15/50 24,508
50 Hartford Financial Services Group Inc/The 2.800% 8/19/29 45,402
30 Principal Life Global Funding II, 144A 0.875% 1/12/26 27,541
Total Insurance 1,468,301

Principal
Amount (000)   Description (a) Coupon Maturity Value
Materials - 0.0%
$ 20 Amcor Flexibles North America Inc 2.690% 5/25/31 $ 17,215
75 Ball Corp 6.000% 6/15/29 76,588
40 Berry Global Inc 1.570% 1/15/26 37,160
Total Materials 130,963
Media & Entertainment - 0.3%
200 CCO Holdings LLC / CCO Holdings Capital Corp 4.500% 5/01/32 171,293
75 CCO Holdings LLC / CCO Holdings Capital Corp, 144A 7.375% 3/03/31 76,977
105 Charter Communications Operating LLC / Charter
Communications Operating Capital
3.500% 3/01/42 73,036
30 Comcast Corp 1.500% 2/15/31 24,586
35 Comcast Corp 2.800% 1/15/51 23,324
10 Comcast Corp 5.350% 5/15/53 10,340
405 (b) iHeartCommunications Inc, 144A 5.250% 8/15/27 321,803
300 LCPR Senior Secured Financing DAC, 144A 5.125% 7/15/29 261,341
69 McGraw-Hill Education Inc, 144A 5.750% 8/01/28 66,533
250 (b) Outfront Media Capital LLC / Outfront Media Capital Corp,
144A
5.000% 8/15/27 241,649
35 Warnermedia Holdings Inc 5.050% 3/15/42 30,855
Total Media & Entertainment 1,301,737
Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
40 Amgen Inc 5.650% 3/02/53 42,083
25 Amgen Inc 5.250% 3/02/33 25,631
60 CVS Health Corp 1.750% 8/21/30 49,564
20 CVS Health Corp 2.700% 8/21/40 14,259
250 Organon & Co / Organon Foreign Debt Co-Issuer BV, 144A 5.125% 4/30/31 213,711
60 Pfizer Investment Enterprises Pte Ltd 4.450% 5/19/28 59,969
40 Pfizer Investment Enterprises Pte Ltd 5.300% 5/19/53 40,835
10 Pfizer Investment Enterprises Pte Ltd 4.750% 5/19/33 10,022
Total Pharmaceuticals, Biotechnology & Life Sciences 456,074
Semiconductors & Semiconductor Equipment - 0.0%
55 Broadcom Inc, 144A 4.926% 5/15/37 53,225
15 Texas Instruments Inc 5.000% 3/14/53 15,356
Total Semiconductors & Semiconductor Equipment 68,581
Software & Services - 0.0%
25 Oracle Corp 5.550% 2/06/53 25,007
20 Oracle Corp 4.900% 2/06/33 19,909
Total Software & Services 44,916
Technology Hardware & Equipment - 0.0%
55 Apple Inc 2.450% 8/04/26 52,426
10 Apple Inc 2.650% 5/11/50 6,883
Total Technology Hardware & Equipment 59,309
Telecommunication Services - 0.2%
45 AT&T Inc 3.800% 12/01/57 33,450
40 AT&T Inc 3.650% 6/01/51 30,123
40 AT&T Inc 3.500% 9/15/53 29,028
15 AT&T Inc 3.500% 6/01/41 11,911
375 (b) Frontier Communications Holdings LLC, 144A 5.875% 10/15/27 362,288
80 Level 3 Financing Inc, 144A 3.400% 3/01/27 76,800
85 T-Mobile USA Inc 5.050% 7/15/33 85,661
125 Verizon Communications Inc 1.750% 1/20/31 102,810
Total Telecommunication Services 732,071

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal
Amount (000)   Description (a) Coupon Maturity Value
Transportation - 0.1%
$ 250 United Airlines Inc, 144A 4.375% 4/15/26 $ 243,601
Total Transportation 243,601
Utilities - 0.2%
75 AEP Transmission Co LLC 5.400% 3/15/53 77,933
30 Ameren Illinois Co 4.950% 6/01/33 30,381
15 Atmos Energy Corp 6.200% 11/15/53 17,584
30 DTE Electric Co 5.200% 4/01/33 31,163
50 Duke Energy Carolinas LLC 4.250% 12/15/41 44,167
40 Duke Energy Carolinas LLC 5.350% 1/15/53 40,946
55 Florida Power & Light Co 4.800% 5/15/33 55,616
25 Florida Power & Light Co 5.050% 4/01/28 25,554
85 Georgia Power Co 2.650% 9/15/29 76,962
25 Interstate Power and Light Co 3.100% 11/30/51 16,955
484 PG&E Corp 5.000% 7/01/28 470,924
50 PG&E Corp 5.250% 7/01/30 48,227
40 Public Service Co of Colorado 1.875% 6/15/31 32,932
25 Public Service Co of Colorado 2.700% 1/15/51 15,680
Total Utilities 985,024
Total Corporate Bonds
(cost $15,124,944) 14,402,052
Shares   Description (a) Coupon Value
X –
$25 PAR (OR SIMILAR) RETAIL PREFERRED - 3.1% (2.2% of Total Investments) X 14,042,268
Automobiles & Components - 0.0%
2,542 Dr Ing hc F Porsche AG 0.000% $ 223,892
Total Automobiles & Components 223,892
Banks - 1.0%
188,600 Banco Bradesco SA 0.000% 657,684
4,750 Farm Credit Bank of Texas, 144A 9.656% 472,625
15,622 Fifth Third Bancorp 9.302% 397,892
139,800 Itau Unibanco Holding SA 0.000% 972,658
27,025 KeyCorp 6.200% 579,957
8,825 KeyCorp 6.125% 189,208
20,014 New York Community Bancorp Inc 6.375% 448,514
12,231 Regions Financial Corp 6.375% 281,802
6,500 Synovus Financial Corp 5.875% 151,775
7,800 Western Alliance Bancorp 4.250% 134,550
9,100 Wintrust Financial Corp 6.875% 221,494
Total Banks 4,508,159
Capital Goods - 0.1%
9,427 Air Lease Corp 6.150% 234,732
6,800 WESCO International Inc 10.625% 179,656
Total Capital Goods 414,388
Energy - 0.4%
2,800 Energy Transfer LP 7.600% 69,440
25,500 (b) NuStar Energy LP 11.282% 637,755
18,300 NuStar Energy LP 12.405% 467,748
541,133 Raizen SA 0.000% 448,804
Total Energy 1,623,747

Shares   Description (a) Coupon Value
Financial Services - 0.4%
11,100 Equitable Holdings Inc 5.250% $ 236,652
25,000 Morgan Stanley 6.875% 625,499
6,900 Morgan Stanley 6.500% 180,573
4,206 Morgan Stanley 7.125% 105,529
8,848 Synchrony Financial 5.625% 152,628
17,343 Voya Financial Inc 5.350% 402,878
Total Financial Services 1,703,759
Food, Beverage & Tobacco - 0.3%
34,746 (b) CHS Inc 7.100% 867,607
17,393 CHS Inc 6.750% 428,390
Total Food, Beverage & Tobacco 1,295,997
Insurance - 0.9%
24,200 American Equity Investment Life Holding Co 6.625% 600,160
22,866 American Equity Investment Life Holding Co 5.950% 494,820
21,148 Aspen Insurance Holdings Ltd 9.593% 532,507
15,200 Aspen Insurance Holdings Ltd 5.625% 316,008
9,600 Assurant Inc 5.250% 191,424
19,836 Athene Holding Ltd 6.350% 445,913
16,890 Athene Holding Ltd 6.375% 409,076
10,532 Enstar Group Ltd 7.000% 264,143
14,737 Reinsurance Group of America Inc 5.750% 372,551
9,609 Reinsurance Group of America Inc 7.125% 250,603
8,200 Selective Insurance Group Inc 4.600% 140,958
Total Insurance 4,018,163
Telecommunication Services - 0.0%
3,900 AT&T Inc 4.750% 76,947
Total Telecommunication Services 76,947
Utilities - 0.0%
7,100 NiSource Inc 6.500% 177,216
Total Utilities 177,216
Total $25 Par (or similar) Retail Preferred
(cost $14,645,778) 14,042,268
Shares Description (a) Value
X –
WARRANTS - 0.1% (0.1% of Total Investments) X 643,145
Energy - 0.1%
3,996 Quarternorth Energy Holding Inc $ 534,134
2,870 Quarternorth Energy Holding Inc 57,400
5,530 Quarternorth Energy Holding Inc 51,611
Total Energy 643,145
Total Warrants
(cost $54,810) 643,145
Shares Description (a) Value
X–
INVESTMENT COMPANIES - 0.0% (0.0% of Total Investments) X 180,370
44,027 3i Infrastructure PLC $ 180,370
Total Investment Companies
(cost $173,786) 180,370

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
A
Investments in Derivatives
Type Description (o)
Number of
Contracts
Notional
Amount (p)
Exercise
Price
Expiration
Date Value
OPTIONS PURCHASED - 0.0% (0.0% of Total Investments) X –
Put S&P 500 Index 5 $ 2,100,000 $ 4200 1/19/24 $ 638
Total Options Purchased
(cost $1,962) 5 $ 2,100,000 638
Shares Description (a)
Expiration
Date Value
X –
COMMON STOCK RIGHTS - 0.0% (0.0% of Total Investments) X 408
Transportation - 0.0%
99 Localiza Rent a Car SA 2/05/24 $ 408
Total Transportation 408
Total Common Stock Rights
(cost $–) 408
Total Long-Term Investments
(cost $583,396,292) 611,958,172
Principal
Amount (000) Description (a) Coupon Maturity Value
SHORT-TERM INVESTMENTS - 5.1% (3.7% of Total Investments)
–
REPURCHASE AGREEMENTS - 5.1% (3.7% of Total Investments) X 23,400,000
$ 23,400 (q) Fixed Income Clearing Corp (FICC) 5.310% 1/02/24 $ 23,400,000
Total Repurchase Agreements
(cost $23,400,000) 23,400,000
Total Short-Term Investments
(cost $23,400,000) 23,400,000
Total Investments (cost $606,796,292 ) - 138.2% 635,358,172
Borrowings - (18.6)% (r),(s) (85,416,000)
Reverse Repurchase Agreements, including accrued interest - (17.3)%(t) (79,319,148)
Other Assets & Liabilities, Net -   (2.3)% (10,849,360)
Net Assets Applicable to Common Shares - 100% $ 459,773,664
Options Written
Type Description(o)
Number of
Contracts
Notional
Amount (p)
Exercise
Price Expiration Date Value
Call Russell 2000 Index (10) $ (2,050,000) $ 2,050 1/19/24 $ (27,550)
Call S&P 500 Index (10) (4,700,000) 4,700 1/19/24 (101,450)
Call S&P 500 Index (13) (6,240,000) 4,800 1/19/24 (46,930)
Call S&P 500 Index (10) (4,900,000) 4,900 1/19/24 (7,350)
Total Options Written (premiums received $78,629) (43) $(17,890,000) $(183,280)
Forward Foreign Currency Contracts
Currency Purchased
Notional
Amount
(Local
Currency)
Currency
Sold
Notional
Amount
(Local
Currency) Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
U.S. Dollar 830,642 Euro 780,094 Bank of America, N.A. 1/16/24 $ (30,977)
Euro 71,573 U.S. Dollar 77,065
Morgan Stanley Capital Services
LLC 1/16/24 $ 1,988
Total $(28,989)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was
$64,401,547.

(c) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(d) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(e) For fair value measurement disclosure purposes, investment classified as Level 3.
(f) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(g) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $93,395,120 have been pledged as collateral for reverse repurchase agreements.
(h) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(i) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(j) Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(k) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(l) Principal Amount (000) rounds to less than $1,000.
(m) Perpetual security. Maturity date is not applicable.
(n) Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(o) Exchange-traded, unless otherwise noted.
(p) For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(q) Agreement with Fixed Income Clearing Corporation, 5.310% dated 12/29/23 to be repurchased at $23,413,806 on 1/2/24, collateralized by
Government Agency Securities, with coupon rates 3.000%–3.375% and maturity dates 5/15/33–11/15/44, valued at $23,868,074.
(r) Borrowings as a percentage of Total Investments is 13.4%.
(s) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $187,803,360 have been pledged as collateral for borrowings.
(t) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 12.5%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR American Depositary Receipt
BRL Brazilian Real
CZK Czech Koruna
DD1 Portion of investment purchased on a delayed delivery basis.
DOP Dominican Peso
ETF Exchange-Traded Fund
EUR Euro
GDR Global Depositary Receipt
HUF Hungarian Forint
IDR Indonesian Rupiah
LIBOR London Inter-Bank Offered Rate
MSCI Morgan Stanley Capital International
MXN Mexican Peso
MYR Malaysian Ringgit
N/A Not Applicable.
PEN Peruvian Sol
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
PLN Polish Zloty
Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the
United States.
REIT Real Estate Investment Trust
RON Romanian Leu
S&P Standard & Poor's
SOFR
180A 180 Day Average Secured Overnight Financing Rate
SOFR
30A 30 Day Average Secured Overnight Financing Rate
SOFR
90A 90 Day Average Secured Overnight Financing Rate

Nuveen Multi-Asset Income Fund
(continued)
Portfolio of Investments
December 31, 2023

NMAI
Principal denominated in U.S. Dollars, unless otherwise noted.
TBD Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
THB Thai Baht
TSFR
1M CME Term SOFR 1 Month
TSFR
2M CME Term SOFR 2 Month
TSFR
3M CME Term SOFR 3 Month
UGX Ugandan Shilling
UYU Uruguayan Peso
WI/DD When-issued or delayed delivery security.
ZAR South African Rand
See Notes to Financial Statements

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments December 31, 2023
JRI
Principal
Amount (000) Description (a) Coupon Maturity Value
LONG-TERM INVESTMENTS - 134.6%  (96.2% of Total Investments)
X –
CORPORATE BONDS - 36 .7% ( 26 .2 % of Total Investments) X 137,710,413
Automobiles & Components - 0.2%
$ 860 Clarios Global LP / Clarios US Finance Co, 144A 6.750% 5/15/28 $ 877,385
Total Automobiles & Components 877,385
Capital Goods - 1.2%
1,600 Advanced Drainage Systems Inc, 144A 6.375% 6/15/30 1,611,990
1,080 Chart Industries Inc, 144A 7.500% 1/01/30 1,128,867
885 Emerald Debt Merger Sub LLC, 144A 6.625% 12/15/30 903,912
790 Trinity Industries Inc, 144A 7.750% 7/15/28 816,134
Total Capital Goods 4,460,903
Commercial & Professional Services - 1.2%
1,085 Clean Harbors Inc, 144A 4.875% 7/15/27 1,063,183
280 GFL Environmental Inc, 144A 6.750% 1/15/31 288,479
1,100 Republic Services Inc 5.000% 12/15/33 1,123,122
1,830 Waste Management Inc 4.875% 2/15/34 1,866,677
Total Commercial & Professional Services 4,341,461
Consumer Discretionary Distribution & Retail - 0.1%
545 LCM Investments Holdings II LLC, 144A 4.875% 5/01/29 506,259
Total Consumer Discretionary Distribution & Retail 506,259
Consumer Services - 0.5%
1,500 Churchill Downs Inc, 144A 5.750% 4/01/30 1,462,487
550 LIGHT + WONDER INTL INC, 144A 7.500% 9/01/31 573,681
Total Consumer Services 2,036,168
Energy - 7.6%
1,000 Antero Midstream Partners LP / Antero Midstream Finance
Corp, 144A
7.875% 5/15/26 1,024,221
790 Archrock Partners LP / Archrock Partners Finance Corp,
144A
6.250% 4/01/28 778,150
1,455 Cheniere Energy Partners LP 4.500% 10/01/29 1,391,659
510 CNX Midstream Partners LP, 144A 4.750% 4/15/30 457,971
700 DT Midstream Inc 4.300% 4/15/32 628,292
745 DT Midstream Inc, 144A 4.375% 6/15/31 672,015
1,640 Energy Transfer LP 5.550% 2/15/28 1,672,964
350 EnLink Midstream LLC, 144A 5.625% 1/15/28 346,039
850 EnLink Midstream LLC 5.375% 6/01/29 831,686
395 EQM Midstream Partners LP, 144A 7.500% 6/01/30 424,633
450 EQM Midstream Partners LP 5.500% 7/15/28 445,874
205 EQM Midstream Partners LP, 144A 7.500% 6/01/27 211,231
525 EQM Midstream Partners LP, 144A 4.750% 1/15/31 488,591
515 CAD Gibson Energy Inc 5.250% 12/22/80 332,087
670 CAD Keyera Corp 6.875% 6/13/79 489,360
1,110 CAD Keyera Corp 5.950% 3/10/81 740,589
1,560 Kinetik Holdings LP, 144A 5.875% 6/15/30 1,530,441
2,065 MPLX LP 5.000% 3/01/33 2,022,862
1,875 MPLX LP 5.650% 3/01/53 1,851,692
1,150 ONEOK Inc 6.100% 11/15/32 1,221,980
915 PBF Holding Co LLC / PBF Finance Corp, 144A 7.875% 9/15/30 931,836
1,784 CAD Pembina Pipeline Corp 4.800% 1/25/81 1,135,200
355 (b) Plains All American Pipeline LP (TSFR3M reference rate +
4.372% spread)
9.751% 11/15/72 343,019
1,300 Sabine Pass Liquefaction LLC 5.000% 3/15/27 1,305,610

Nuveen Real Asset Income and Growth Fund
(continued)
Portfolio of Investments
December 31, 2023

JRI
Principal
Amount (000)   Description (a) Coupon Maturity Value
Energy (continued)
$ 625 Sunoco LP / Sunoco Finance Corp 5.875% 3/15/28 $ 624,167
935 Sunoco LP / Sunoco Finance Corp 4.500% 4/30/30 865,634
1,250 Targa Resources Corp 6.125% 3/15/33 1,316,048
195 CAD Transcanada Trust 4.200% 3/04/81 120,996
600 Venture Global Calcasieu Pass LLC, 144A 4.125% 8/15/31 528,604
2,000 Venture Global Calcasieu Pass LLC, 144A 6.250% 1/15/30 1,989,178
1,190 Venture Global LNG Inc, 144A 9.500% 2/01/29 1,259,219
400 Williams Cos Inc/The 5.400% 3/02/26 403,997
Total Energy 28,385,845
Equity Real Estate Investment Trusts (REITs) - 9.0%
1,970 Agree LP 4.800% 10/01/32 1,860,428
745 Alexandria Real Estate Equities Inc 5.150% 4/15/53 718,597
1,200 Alexandria Real Estate Equities Inc 4.750% 4/15/35 1,164,002
1,025 American Tower Corp 5.650% 3/15/33 1,065,165
1,025 American Tower Corp 5.500% 3/15/28 1,047,650
1,885 AvalonBay Communities Inc 5.000% 2/15/33 1,916,954
2,375 Crown Castle Inc 5.000% 1/11/28 2,365,680
565 CTR Partnership LP / CareTrust Capital Corp, 144A 3.875% 6/30/28 515,754
1,095 Extra Space Storage LP 5.900% 1/15/31 1,142,876
1,250 Extra Space Storage LP 5.700% 4/01/28 1,281,110
1,900 Federal Realty OP LP 5.375% 5/01/28 1,920,471
825 GLP Capital LP / GLP Financing II Inc 6.750% 12/01/33 890,035
1,550 Goodman US Finance Five LLC, 144A 4.625% 5/04/32 1,442,755
500 HAT Holdings I LLC / HAT Holdings II LLC, 144A 8.000% 6/15/27 520,672
300 Iron Mountain Inc, 144A 4.500% 2/15/31 271,655
385 Iron Mountain Inc, 144A 7.000% 2/15/29 395,733
850 Iron Mountain Information Management Services Inc, 144A 5.000% 7/15/32 778,581
4,150 Kimco Realty OP LLC 4.600% 2/01/33 4,003,220
5,000 Prologis LP 4.625% 1/15/33 5,022,183
560 RLJ Lodging Trust LP, 144A 3.750% 7/01/26 530,597
560 RLJ Lodging Trust LP, 144A 4.000% 9/15/29 503,235
2,475 SBA Communications Corp 3.125% 2/01/29 2,223,779
660 Scentre Group Trust 2, 144A 5.125% 9/24/80 587,625
1,660 Welltower OP LLC 3.850% 6/15/32 1,534,907
Total Equity Real Estate Investment Trusts (REITs) 33,703,664
Financial Services - 0.6%
350 Genesis Energy LP / Genesis Energy Finance Corp 7.750% 2/01/28 351,220
1,150 Hunt Cos Inc, 144A 5.250% 4/15/29 1,025,815
930 National Rural Utilities Cooperative Finance Corp 7.125% 9/15/53 958,525
Total Financial Services 2,335,560
Health Care Equipment & Services - 0.6%
750 CHS/Community Health Systems Inc, 144A 10.875% 1/15/32 783,848
935 Tenet Healthcare Corp 6.125% 6/15/30 945,366
725 Tenet Healthcare Corp 6.125% 10/01/28 722,948
Total Health Care Equipment & Services 2,452,162
Materials - 0.1%
300 EUR Accor SA, Reg S 7.250% 4/11/72 360,155
Total Materials 360,155
Media & Entertainment - 1.5%
2,000 CCO Holdings LLC / CCO Holdings Capital Corp 4.500% 5/01/32 1,712,929
750 CCO Holdings LLC / CCO Holdings Capital Corp, 144A 6.375% 9/01/29 739,622
1,075 Directv Financing LLC / Directv Financing Co-Obligor Inc,
144A
5.875% 8/15/27 1,010,045
500 Lamar Media Corp 3.625% 1/15/31 444,250

Principal
Amount (000)   Description (a) Coupon Maturity Value
Media & Entertainment (continued)
$ 1,880 VZ Secured Financing BV, 144A 5.000% 1/15/32 $ 1,604,997
Total Media & Entertainment 5,511,843
Real Estate Management & Development - 0.2%
725 EUR Peach Property Finance GmbH, 144A 4.375% 11/15/25 626,091
Total Real Estate Management & Development 626,091
Telecommunication Services - 1.9%
1,200 Cablevision Lightpath LLC, 144A 3.875% 9/15/27 1,053,774
1,405 Cellnex Finance Co SA, 144A 3.875% 7/07/41 1,088,271
1,150 Frontier Communications Holdings LLC, 144A 6.000% 1/15/30 981,115
350 Frontier Communications Holdings LLC, 144A 8.625% 3/15/31 356,861
705 Iliad Holding SASU, 144A 7.000% 10/15/28 701,538
635 Iliad Holding SASU, 144A 6.500% 10/15/26 633,758
850 Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint
Spectrum Co III LLC, 144A
5.152% 3/20/28 846,197
935 T-Mobile USA Inc 4.800% 7/15/28 942,822
500 T-Mobile USA Inc 5.050% 7/15/33 503,888
Total Telecommunication Services 7,108,224
Transportation - 0.5%
1,000 Cargo Aircraft Management Inc, 144A 4.750% 2/01/28 915,210
560 XPO Inc, 144A 7.125% 6/01/31 579,958
500 XPO Inc, 144A 6.250% 6/01/28 506,005
Total Transportation 2,001,173
Utilities - 11.5%
1,220 AEP Transmission Co LLC 5.400% 3/15/53 1,267,711
1,305 CAD AltaGas Ltd 5.250% 1/11/82 824,079
1,425 CAD AltaGas Ltd 7.350% 8/17/82 1,066,107
1,900 Ameren Illinois Co 4.950% 6/01/33 1,924,123
745 Atlantica Sustainable Infrastructure PLC, 144A 4.125% 6/15/28 698,208
770 Baltimore Gas and Electric Co 5.400% 6/01/53 794,516
500 Calpine Corp, 144A 3.750% 3/01/31 438,541
925 Clearway Energy Operating LLC, 144A 3.750% 2/15/31 814,750
1,530 Clearway Energy Operating LLC, 144A 3.750% 1/15/32 1,329,150
985 CMS Energy Corp 3.750% 12/01/50 777,534
1,210 Consolidated Edison Co of New York Inc 4.625% 12/01/54 1,085,677
1,085 Duke Energy Carolinas LLC 5.350% 1/15/53 1,110,656
900 EUR EDP - Energias de Portugal SA, Reg S 5.943% 4/23/83 1,030,873
600 EUR EDP - Energias de Portugal SA, Reg S 4.496% 4/30/79 661,545
1,750 EDP Finance BV, 144A 6.300% 10/11/27 1,833,849
875 Ferrellgas LP / Ferrellgas Finance Corp, 144A 5.875% 4/01/29 826,576
800 Ferrellgas LP / Ferrellgas Finance Corp, 144A 5.375% 4/01/26 782,915
1,855 Florida Power & Light Co 4.800% 5/15/33 1,875,792
1,000 Georgia Power Co 4.650% 5/16/28 1,007,644
3,150 ITC Holdings Corp, 144A 4.950% 9/22/27 3,167,074
2,735 NextEra Energy Capital Holdings Inc 6.051% 3/01/25 2,759,358
270 NextEra Energy Operating Partners LP, 144A 4.500% 9/15/27 259,880
440 NextEra Energy Operating Partners LP, 144A 7.250% 1/15/29 460,639
1,210 GBP NGG Finance PLC, Reg S 5.625% 6/18/73 1,518,233
825 Northern States Power Co/MN 5.100% 5/15/53 831,716
795 NRG Energy Inc, 144A 7.000% 3/15/33 840,279
525 NRG Energy Inc, 144A 5.250% 6/15/29 508,400
183 NRG Energy Inc 6.625% 1/15/27 183,394
1,575 Pacific Gas and Electric Co 6.150% 1/15/33 1,632,434
650 Pattern Energy Operations LP / Pattern Energy Operations
Inc, 144A
4.500% 8/15/28 614,809
155 PPL Capital Funding Inc 8.275% 3/30/67 144,512

Nuveen Real Asset Income and Growth Fund
(continued)
Portfolio of Investments
December 31, 2023

JRI
Principal
Amount (000)   Description (a) Coupon Maturity Value
Utilities (continued)
$ 1,130 Public Service Enterprise Group Inc 5.850% 11/15/27 $ 1,176,230
1,350 Southern Co Gas Capital Corp 5.150% 9/15/32 1,368,941
1,330 Southern Co/The 5.200% 6/15/33 1,356,678
1,075 GBP SSE PLC, Reg S 3.740% 4/14/72 1,286,653
275 Superior Plus LP / Superior General Partner Inc, 144A 4.500% 3/15/29 254,999
1,435 TerraForm Power Operating LLC, 144A 4.750% 1/15/30 1,334,550
700 Virginia Electric and Power Co 5.000% 4/01/33 707,960
1,410 Vistra Operations Co LLC, 144A 7.750% 10/15/31 1,464,411
965 WEC Energy Group Inc 5.600% 9/12/26 982,124
Total Utilities 43,003,520
Total Corporate Bonds
(cost $139,074,631) 137,710,413
Shares Description (a) Value
X –
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 31 .1% ( 22 .2 % of Total
Investments) X 116,568,115
Diversified REITs - 2.5%
26,188 Armada Hoffler Properties Inc   $ 323,946
204,702 British Land Co PLC/The   1,040,658
300,638 Charter Hall Long Wale REIT   770,034
50,824 ICADE   1,994,756
1,089,021 LXI REIT Plc   1,454,751
921,946 Mirvac Group   1,311,585
5,228 Star Asia Investment Corp   2,134,154
177,979 Stockland   539,745
Total Diversified REITs 9,569,629
Health Care REITs - 3.4%
2,581,917 Assura PLC   1,583,649
77,724 CareTrust REIT Inc   1,739,463
38,378 Community Healthcare Trust Inc   1,022,390
80,591 Healthcare Realty Trust Inc   1,388,583
277,691 Healthpeak Properties Inc   5,498,282
33,226 Omega Healthcare Investors Inc   1,018,709
16,247 Physicians Realty Trust   216,248
Total Health Care REITs 12,467,324
Hotel & Resort REITs - 0.3%
58,155 Apple Hospitality REIT Inc   965,954
Total Hotel & Resort REITs 965,954
Industrial REITs - 6.4%
119,760 CapitaLand Ascendas REIT   274,558
375,998 Centuria Industrial REIT   832,633
255,528 Dexus Industria REIT   483,755
116,725 Dream Industrial Real Estate Investment Trust   1,229,751
555,870 FIBRA Macquarie Mexico, 144A   1,088,433
1,510,594 Frasers Logistics & Commercial Trust   1,315,076
630,338 LondonMetric Property PLC   1,535,287
341,627 LXP Industrial Trust   3,388,940
1,913,471 Mapletree Industrial Trust   3,635,373
2,443,252 Mapletree Logistics Trust   3,217,017
376,031 Nexus Industrial REIT   2,295,831
659,856 TF Administradora Industrial S de RL de CV   1,403,957
626,689 Tritax Big Box REIT PLC   1,344,803
1,159,413 Urban Logistics REIT PLC   1,882,776
Total Industrial REITs 23,928,190

Shares Description (a) Value
Mortgage REITs - 0.1%
14,814 KKR Real Estate Finance Trust Inc   $ 195,989
17,144 Starwood Property Trust Inc   360,367
Total Mortgage REITs 556,356
Multi-Family Residential REITs - 1.5%
134,855 Apartment Income REIT Corp   4,683,514
1,768,627 (c) Home Reit PLC   2,254
20,936 UDR Inc   801,640
Total Multi-Family Residential REITs 5,487,408
Office REITs - 1.5%
108,672 Allied Properties Real Estate Investment Trust   1,655,033
12,049 Boston Properties Inc   845,478
8,407 Equity Commonwealth   211,268
7,644 Gecina SA   930,574
9,217 Highwoods Properties Inc   211,622
226 Kenedix Office Investment Corp   257,421
46,911 NSI NV   971,532
43,485 Postal Realty Trust Inc, Class A   633,142
Total Office REITs 5,716,070
Other Specialized REITs - 3.4%
100,016 Four Corners Property Trust Inc   2,530,405
113,550 Gaming and Leisure Properties Inc   5,603,692
151,000 VICI Properties Inc   4,813,880
Total Other Specialized REITs 12,947,977
Real Estate Operating Companies - 0.4%
1,239,238 Sirius Real Estate Ltd   1,489,558
Total Real Estate Operating Companies 1,489,558
Retail REITs - 9.5%
6,597 Agree Realty Corp   415,281
37,366 Brixmor Property Group Inc   869,507
416,847 Charter Hall Retail REIT   1,024,881
136,640 Choice Properties Real Estate Investment Trust   1,438,533
142,336 Crombie Real Estate Investment Trust   1,482,387
123,711 CT Real Estate Investment Trust   1,367,772
1,398,074 Fortune Real Estate Investment Trust   887,847
1,073,709 Frasers Centrepoint Trust   1,836,906
82,974 Kimco Realty Corp   1,768,176
336,837 Link REIT   1,891,357
77,322 NNN REIT Inc   3,332,578
180,718 Primaris Real Estate Investment Trust   1,882,124
60,172 Realty Income Corp   3,455,076
95,371 RioCan Real Estate Investment Trust   1,340,182
80,499 RPT Realty   1,032,802
6,424 Saul Centers Inc   252,271
853,957 Scentre Group   1,739,005
36,437 Simon Property Group Inc   5,197,374
18,448 Spirit Realty Capital Inc   805,993
1,101,128 Vicinity Ltd   1,529,590
1,001,199 Waypoint REIT Ltd   1,663,413
29,960 Wereldhave NV   478,607
Total Retail REITs 35,691,662
Self-Storage REITs - 0.9%
17,493 CubeSmart   810,800
15,548 Extra Space Storage Inc   2,492,811
Total Self-Storage REITs 3,303,611

Nuveen Real Asset Income and Growth Fund
(continued)
Portfolio of Investments
December 31, 2023

JRI
Shares Description (a) Value
Telecom Tower REITs - 1.2%
38,583 Crown Castle Inc   $ 4,444,376
Total Telecom Tower REITs 4,444,376
Total Real Estate Investment Trust Common Stocks
(cost $112,169,792) 116,568,115
Shares Description (a) Value
X –
COMMON STOCKS - 30 .5% ( 21 .8 % of Total Investments) X 114,565,450
Energy - 10.7%
16,104 DT Midstream Inc $ 882,499
213,851 Enbridge Inc 7,702,913
48,782 Energy Transfer LP 673,192
109,075 Enterprise Products Partners LP 2,874,126
161,872 Gibson Energy Inc 2,459,140
46,188 Keyera Corp 1,116,487
281,534 Kinder Morgan Inc 4,966,260
37,101 MPLX LP 1,362,349
78,741 ONEOK Inc 5,529,193
171,799 Pembina Pipeline Corp 5,914,849
19,044 Plains GP Holdings LP, Class A 303,752
35,615 TC Energy Corp 1,391,217
141,665 Williams Cos Inc/The 4,934,192
Total Energy 40,110,169
Financial Services - 0.3%
1,187,447 Sdcl Energy Efficiency Income Trust PLC 983,827
Total Financial Services 983,827
Health Care Equipment & Services - 0.8%
286,334 Chartwell Retirement Residences 2,532,610
67,013 Sienna Senior Living Inc 581,094
Total Health Care Equipment & Services 3,113,704
Real Estate Management & Development - 1.1%
798,916 Capitaland India Trust 690,104
73,638 CK Asset Holdings Ltd 369,596
259,977 Hysan Development Co Ltd 516,106
1,172,433 Sino Land Co Ltd 1,274,999
115,179 Sun Hung Kai Properties Ltd 1,246,394
Total Real Estate Management & Development 4,097,199
Telecommunication Services - 0.7%
390,984 HKT Trust & HKT Ltd 466,807
3,713,218 NETLINK NBN TRUST 2,362,903
Total Telecommunication Services 2,829,710
Transportation - 3.3%
6,980 Aena SME SA 1,266,948
588,874 Atlas Arteria Ltd 2,318,465
442,171 Aurizon Holdings Ltd 1,144,752
387,144 China Merchants Port Holdings Co Ltd 527,581
517,885 Dalrymple Bay Infrastructure Ltd 949,335
408,705 Enav SpA 1,552,394
1,551 Grupo Aeroportuario del Centro Norte SAB
de CV, ADR
131,261
8,087 Grupo Aeroportuario del Pacifico SAB de
CV, ADR
1,417,004
345,271 Transurban Group 3,226,344
Total Transportation 12,534,084

Shares Description (a) Value
Utilities - 13.6%
21,783 American Electric Power Co Inc $ 1,769,215
475,825 APA Group 2,769,084
431 Canadian Solar Infrastructure Fund Inc 342,065
11,010 Canadian Utilities Ltd, Class A 264,978
4,626 Capital Power Corp 132,107
450,940 CK Infrastructure Holdings Ltd 2,495,586
47,263 Clearway Energy Inc, Class A 1,208,987
260,866 CLP Holdings Ltd 2,155,304
295,093 Contact Energy Ltd 1,494,210
43,305 Duke Energy Corp 4,202,317
54,004 Enagas SA 911,011
55,358 Endesa SA 1,129,364
746,824 Enel SpA 5,556,226
38,250 Engie SA 673,823
15,819 Entergy Corp 1,600,725
33,509 Evergy Inc 1,749,170
272,531 Italgas SpA 1,560,474
86,125 National Grid PLC, Sponsored ADR 5,855,639
38,458 Northwestern Energy Group Inc 1,957,128
51,992 OGE Energy Corp 1,816,080
10,474 Pinnacle West Capital Corp 752,452
439,651 Power Assets Holdings Ltd 2,548,966
82,941 Redeia Corp SA 1,366,754
330,238 REN - Redes Energeticas Nacionais SGPS
SA
848,523
900,954 Snam SpA 4,635,332
4,723 Southern Co/The 331,177
15,640 SSE PLC 369,197
170,007 Vector Ltd 400,863
Total Utilities 50,896,757
Total Common Stocks
(cost $103,964,405) 114,565,450
Shares Description (a) Coupon Value
X –
$25 PAR (OR SIMILAR) RETAIL PREFERRED - 19 .7% ( 14 .1 % of Total Investments) X 74,092,346
Energy - 0.1%
11,711 NuStar Energy LP 11.282% $ 292,892
Total Energy 292,892
Equity Real Estate Investment Trusts (REITs) - 12.3%
146,715 Agree Realty Corp 4.250% 2,743,571
45,701 American Homes 4 Rent 6.250% 1,158,063
80,447 American Homes 4 Rent 5.875% 1,934,750
56,894 Armada Hoffler Properties Inc 6.750% 1,365,456
99,054 Centerspace 6.625% 2,435,738
5,126 Chatham Lodging Trust 6.625% 112,926
33,897 DiamondRock Hospitality Co 8.250% 854,204
68,757 Digital Realty Trust Inc 5.200% 1,531,906
55,518 Digital Realty Trust Inc 5.850% 1,379,622
59,594 Digital Realty Trust Inc 5.250% 1,320,007
79,257 Federal Realty Investment Trust 5.000% 1,807,852
98,987 Kimco Realty Corp 5.250% 2,317,286
81,682 Kimco Realty Corp 5.125% 1,911,359
2,301 Mid-America Apartment Communities Inc 8.500% 130,310
55,119 National Storage Affiliates Trust 6.000% 1,303,013
33,580 Pebblebrook Hotel Trust 5.700% 634,998
23,192 Pebblebrook Hotel Trust 6.375% 489,583
50,450 Pebblebrook Hotel Trust 6.300% 1,097,792
25,073 Public Storage 5.150% 594,481

Nuveen Real Asset Income and Growth Fund
(continued)
Portfolio of Investments
December 31, 2023

JRI
Shares   Description (a) Coupon Value
Equity Real Estate Investment Trusts (REITs) (continued)
33,970 Public Storage 3.950% $ 589,380
28,487 Public Storage 5.600% 718,157
34,375 Public Storage 4.125% 642,125
31,672 Public Storage 4.700% 677,464
40,054 Public Storage 3.900% 691,332
41,114 Public Storage 3.875% 701,816
30,469 Public Storage 5.050% 723,334
35,975 Public Storage 4.750% 774,902
56,168 Public Storage 4.000% 1,003,722
44,113 Public Storage 4.625% 943,577
54,568 Public Storage 4.875% 1,221,778
46,230 Public Storage 4.100% 854,793
49,870 Public Storage 4.000% 905,140
30,274 Rexford Industrial Realty Inc 5.875% 712,045
90,113 Rexford Industrial Realty Inc 5.625% 2,009,511
10,964 RLJ Lodging Trust 1.950% 274,648
28,727 Saul Centers Inc 6.000% 684,564
19,950 Saul Centers Inc 6.125% 468,825
73,189 SITE Centers Corp 6.375% 1,690,666
32,287 Spirit Realty Capital Inc 6.000% 759,390
20,251 Summit Hotel Properties Inc 5.875% 423,246
38,516 Summit Hotel Properties Inc 6.250% 838,108
43,058 Sunstone Hotel Investors Inc 5.700% 912,830
30,844 Sunstone Hotel Investors Inc 6.125% 670,857
18,724 UMH Properties Inc 6.375% 421,290
33,112 Vornado Realty Trust 5.250% 496,680
9,192 Vornado Realty Trust 5.250% 141,097
Total Equity Real Estate Investment Trusts (REITs) 46,074,194
Financial Services - 0.2%
25,451 Brookfield Finance Inc 4.625% 429,358
16,112 National Rural Utilities Cooperative Finance Corp 5.500% 405,378
Total Financial Services 834,736
Real Estate - 0.0%
10,309 Brookfield Property Partners LP 6.375% 132,986
Total Real Estate 132,986
Real Estate Management & Development - 0.2%
35,153 Brookfield Property Partners LP 5.750% 403,908
25,270 Brookfield Property Partners LP 6.500% 326,489
Total Real Estate Management & Development 730,397
Utilities - 6.9%
25,854 BIP Bermuda Holdings I Ltd 5.125% 435,898
41,339 Brookfield BRP Holdings Canada Inc 4.625% 646,955
13,470 Brookfield Infrastructure Finance ULC 5.000% 226,027
20,719 Brookfield Infrastructure Partners LP 5.000% 329,639
68,508 Brookfield Infrastructure Partners LP 5.125% 1,133,122
76,223 Brookfield Renewable Partners LP 5.250% 1,299,602
35,357 CMS Energy Corp 5.875% 875,086
66,991 CMS Energy Corp 4.200% 1,331,111
48,898 CMS Energy Corp 5.875% 1,220,983
29,190 CMS Energy Corp 5.625% 716,614
46,327 DTE Energy Co 5.250% 1,133,622
73,042 DTE Energy Co 4.375% 1,438,927
69,721 DTE Energy Co 4.375% 1,459,958
43,179 Duke Energy Corp 5.625% 1,014,275
49,695 Duke Energy Corp 5.750% 1,212,558
18,525 Entergy Arkansas LLC 4.875% 394,953

Shares   Description (a) Coupon Value
Utilities (continued)
10,112 Entergy Mississippi LLC 4.900% $ 224,082
7,058 Entergy New Orleans LLC 5.500% 160,499
15,944 Entergy Texas Inc 5.375% 365,915
45,803 Georgia Power Co 5.000% 1,012,704
13,860 NextEra Energy Capital Holdings Inc 5.650% 336,382
41,455 NiSource Inc 6.500% 1,034,717
115,074 Sempra 5.750% 2,874,549
37,425 Southern Co/The 5.250% 896,703
76,576 Southern Co/The 4.950% 1,721,428
88,549 Southern Co/The 4.200% 1,757,698
31,087 Spire Inc 5.900% 773,134
Total Utilities 26,027,141
Total $25 Par (or similar) Retail Preferred
(cost $81,217,760) 74,092,346
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 13 .4% ( 9 .6 % of Total
Investments) X 50,131,913
Energy - 5.5%
$ 2,810 Enbridge Inc 6.000% 1/15/77 $ 2,667,490
2,305 Enbridge Inc 5.500% 7/15/77 2,106,906
1,530 Enbridge Inc 6.250% 3/01/78 1,414,238
1,380 Enbridge Inc 5.750% 7/15/80 1,273,050
1,260 Enbridge Inc 7.625% 1/15/83 1,261,914
930 Enbridge Inc 8.500% 1/15/84 989,191
1,184 (b) Energy Transfer LP (TSFR3M reference rate + 3.279%
spread)
8.656% 11/01/66 988,093
595 Energy Transfer LP 6.500% N/A (d) 565,417
2,920 Enterprise Products Operating LLC 5.250% 8/16/77 2,791,546
2,060 Enterprise Products Operating LLC 5.375% 2/15/78 1,846,255
780 CAD Inter Pipeline Ltd/AB 6.625% 11/19/79 555,280
1,843 Transcanada Trust 5.875% 8/15/76 1,742,147
1,194 Transcanada Trust 5.500% 9/15/79 1,018,459
1,145 Transcanada Trust 5.600% 3/07/82 959,216
300 Transcanada Trust 5.300% 3/15/77 266,613
Total Energy 20,445,815
Financial Services - 0.4%
420 National Rural Utilities Cooperative Finance Corp 5.250% 4/20/46 401,815
1,340 Transcanada Trust 5.625% 5/20/75 1,263,390
Total Financial Services 1,665,205
Transportation - 0.6%
999 BNSF Funding Trust I 6.613% 12/15/55 972,789
940 Royal Capital BV, Reg S 4.875% N/A (d) 931,360
Total Transportation 1,904,149
Utilities - 6.9%
625 CAD AltaGas Ltd 8.900% 11/10/83 492,986
1,840 American Electric Power Co Inc 3.875% 2/15/62 1,544,269
675 CAD Capital Power Corp 7.950% 9/09/82 498,697
1,750 CMS Energy Corp 4.750% 6/01/50 1,580,129
995 ComEd Financing III 6.350% 3/15/33 1,000,411
1,345 Dominion Energy Inc 5.750% 10/01/54 1,321,010
1,585 Dominion Energy Inc 4.350% N/A (d) 1,405,444
1,460 Dominion Energy Inc 4.650% N/A (d) 1,387,478
2,490 Duke Energy Corp 4.875% N/A (d) 2,451,618
1,375 Edison International 5.000% N/A (d) 1,280,267

Nuveen Real Asset Income and Growth Fund
(continued)
Portfolio of Investments
December 31, 2023

JRI
Principal
Amount (000) Description (a) Coupon Maturity Value
Utilities (continued)
$ 870 Edison International 5.375% N/A (d) $ 822,845
900 GBP Electricite de France SA, Reg S 5.875% N/A (d) 1,048,011
2,108 Emera Inc 6.750% 6/15/76 2,064,195
2,540 NextEra Energy Capital Holdings Inc 5.650% 5/01/79 2,383,410
825 NextEra Energy Capital Holdings Inc 3.800% 3/15/82 698,794
2,715 Sempra 4.875% N/A (d) 2,655,983
1,625 Sempra 4.125% 4/01/52 1,394,524
465 (b) Southern California Edison Co (3-Month LIBOR reference rate + 4.461% spread)
4.516% N/A (d) 465,688
1,265 Southern Co/The 4.000% 1/15/51 1,202,816
420 Vistra Corp, 144A 8.000% N/A (d) 418,169
Total Utilities 26,116,744
Total $1,000 Par (or similar) Institutional Preferred
(cost $52,576,399) 50,131,913
Shares Description (a) Coupon Value
X –
CONVERTIBLE PREFERRED SECURITIES - 2 .5% ( 1 .8 % of Total Investments) X 9,319,565
Equity Real Estate Investment Trusts (REITs) - 1.1%
8,595 LXP Industrial Trust 6.500% $ 415,740
64,868 Regency Centers Corp 6.250% 1,621,051
52,737 Regency Centers Corp 5.875% 1,239,320
13,513 RPT Realty 7.250% 771,998
Total Equity Real Estate Investment Trusts (REITs) 4,048,109
Utilities - 1.4%
16,512 AES Corp/The 6.875% 1,256,233
9,193 Algonquin Power & Utilities Corp 7.750% 204,728
55,856 NextEra Energy Inc 6.926% 2,129,231
22,463 SCE Trust VII 7.500% 585,835
22,774 Spire Inc 7.500% 1,095,429
Total Utilities 5,271,456
Total Convertible Preferred Securities
(cost $10,424,953) 9,319,565
Shares Description (a) Value
X –
INVESTMENT COMPANIES - 0.6% (0.4% of Total Investments) X 2,248,539
262,465 Greencoat UK Wind PLC/Funds $ 506,845
258,228 JLEN Environmental Assets Group Ltd
Foresight Group Holdings
334,369
309,829 Renewables Infrastructure Group Ltd/The 449,162
636,673 Sequoia Economic Infrastructure Income
Fund Ltd
694,133
229,136 Starwood European Real Estate Finance Ltd 264,030
Total Investment Companies
(cost $2,277,183) 2,248,539

Investments in Derivatives
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 0.1% (0.1% of Total
Investments) X 578,604
$ 525 (b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M reference rate + 4.329% spread), 2019 MILE, 144A
9.691% 7/15/36 $ 343,628
310 (b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M reference rate + 2.829% spread), 144A
8.191% 7/15/36 234,976
Total Asset-Backed and Mortgage-Backed Securities
(cost $835,000) 578,604
Total Long-Term Investments
(cost $502,540,123) 505,214,945
Principal
Amount (000) Description (a) Coupon Maturity Value
SHORT-TERM INVESTMENTS - 5.3% (3.8% of Total Investments)
X –
REPURCHASE AGREEMENTS - 5 .3% ( 3 .8 % of Total Investments) X 19,950,000
$ 19,950 (e) Fixed Income Clearing Corp (FICC) 5.310% 1/02/24 $ 19,950,000
Total Repurchase Agreements
(cost $19,950,000) 19,950,000
Total Short-Term Investments
(cost $19,950,000) 19,950,000
Total Investments (cost $ 522,490,123 ) - 139 .9% 525,164,945
Borrowings - (40.4)% (f),(g) (151,695,000)
Other Assets & Liabilities, Net -   0.5% 1,849,240
Net Assets Applicable to Common Shares - 100% $ 375,319,185
Futures Contracts - Short
Description
Number of
Contracts
Expiration
Date
Notional
Amount Value
Unrealized
Appreciation
(Depreciation)
U.S. Treasury 10-Year Note (15) 3/24 $ (1,639,210) $ (1,693,360) $ (54,150)
U.S. Treasury Long Bond (18) 3/24 (2,083,591) (2,248,875) (165,284)
U.S. Treasury Ultra 10-Year Note (168) 3/24 (18,970,531) (19,826,625) (856,094)
U.S. Treasury Ultra Bond (19) 3/24 (2,315,139) (2,538,281) (223,142)
Total $(25,008,471) $(26,307,141) $(1,298,670)
Interest Rate Swaps - OTC Uncleared
Counterparty
Notional
Amount
Fund
Pay/Receive
Floating Rate
Floating Rate
Index
Fixed Rate
(Annualized)
Fixed Rate
Payment
Frequency
Effective
Date (h)
Optional
Termination
Date
Maturity
Date Value
Unrealized
Appreciation
(Depreciation)
Morgan Stanley
Capital Services LLC $ 112,400,000 Receive SOFR 1.994% Monthly 6/01/18 7/01/25 7/01/27 $ 3,999,541 $ 3,999,541
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(c) For fair value measurement disclosure purposes, investment classified as Level 3.
(d) Perpetual security. Maturity date is not applicable.
(e) Agreement with Fixed Income Clearing Corporation, 5.310% dated 12/29/23 to be repurchased at $19,961,771 on 1/2/24, collateralized by
Government Agency Securities, with coupon rates 2.375%–3.375% and maturity dates 5/15/33–2/15/42, valued at $20,349,072.
(f) Borrowings as a percentage of Total Investments is 28.9%.
(g) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $298,657,303 have been pledged as collateral for borrowings.
(h) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

Nuveen Real Asset Income and Growth Fund
(continued)
Portfolio of Investments
December 31, 2023

JRI
Principal denominated in U.S. Dollars, unless otherwise noted.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR American Depositary Receipt
CAD Canadian Dollar
EUR Euro
GBP Pound Sterling
LIBOR London Inter-Bank Offered Rate
Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the
United States.
REIT Real Estate Investment Trust
SOFR Secured Overnight Financing Rate
TSFR
1M CME Term SOFR 1 Month
TSFR
3M CME Term SOFR 3 Month
See Notes to Financial Statements

Nuveen Real Estate Income Fund
Portfolio of Investments December 31, 2023
JRS
Shares Description (a) Value
LONG-TERM INVESTMENTS - 129.6%  (94.0% of Total Investments)
X –
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 85.9% (62.3% of Total
Investments) X 219,434,808
Data Center REITs - 10.6%
89,249 Digital Realty Trust Inc   $ 12,011,130
18,650 Equinix Inc   15,020,524
Total Data Center REITs 27,031,654
Health Care REITs - 10.3%
281,143 Healthpeak Properties Inc   5,566,632
224,685 Ventas Inc   11,198,300
105,306 Welltower Inc   9,495,442
Total Health Care REITs 26,260,374
Hotel & Resort REITs - 2.6%
233,486 Host Hotels & Resorts Inc   4,545,972
81,850 Sunstone Hotel Investors Inc   878,251
97,882 Xenia Hotels & Resorts Inc   1,333,153
Total Hotel & Resort REITs 6,757,376
Industrial REITs - 11.6%
83,865 First Industrial Realty Trust Inc   4,417,170
190,141 Prologis Inc   25,345,795
Total Industrial REITs 29,762,965
Multi-Family Residential REITs - 13.0%
161,047 Apartment Income REIT Corp   5,593,163
31,292 AvalonBay Communities Inc   5,858,488
66,139 Camden Property Trust   6,566,941
105,509 Equity Residential   6,452,931
13,515 Essex Property Trust Inc   3,350,909
19,655 Mid-America Apartment Communities Inc   2,642,811
75,135 UDR Inc   2,876,919
Total Multi-Family Residential REITs 33,342,162
Office REITs - 6.9%
45,134 Alexandria Real Estate Equities Inc   5,721,637
52,905 Boston Properties Inc   3,712,344
50,605 Cousins Properties Inc   1,232,232
55,350 Highwoods Properties Inc   1,270,836
85,285 Kilroy Realty Corp   3,397,754
124,115 Paramount Group Inc   641,675
39,500 SL Green Realty Corp   1,784,215
Total Office REITs 17,760,693
Other Specialized REITs - 1.6%
126,470 VICI Properties Inc   4,031,863
Total Other Specialized REITs 4,031,863
Real Estate Operating Companies - 0.2%
55,990 Tricon Residential Inc   509,509
Total Real Estate Operating Companies 509,509
Retail REITs - 12.3%
55,410 Federal Realty Investment Trust   5,710,000
163,995 Kimco Realty Corp   3,494,733
297,281 Kite Realty Group Trust   6,795,844
89,984 Simon Property Group Inc   12,835,318
184,985 SITE Centers Corp   2,521,346
Total Retail REITs 31,357,241

Nuveen Real Estate Income Fund
(continued)
Portfolio of Investments
December 31, 2023

JRS
Shares Description (a) Value
Self-Storage REITs - 9.9%
184,717 CubeSmart   $ 8,561,633
43,525 Extra Space Storage Inc   6,978,363
31,625 Public Storage   9,645,625
Total Self-Storage REITs 25,185,621
Single-Family Residential REITs - 5.3%
176,507 American Homes 4 Rent, Class A   6,347,192
43,090 Equity LifeStyle Properties Inc   3,039,568
119,565 Invitation Homes Inc   4,078,362
Total Single-Family Residential REITs 13,465,122
Telecom Tower REITs - 1.6%
6,695 Crown Castle Inc   771,197
12,610 SBA Communications Corp   3,199,031
Total Telecom Tower REITs 3,970,228
Total Real Estate Investment Trust Common Stocks
(cost $161,746,336) 219,434,808
Shares   Description (a) Coupon Value
X –
REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 42.9% (31.1% of Total
Investments) X 109,613,328
Data Center REITs - 3.6%
197,465 Digital Realty Trust Inc 5.200% $ 4,399,520
97,500 Digital Realty Trust Inc 5.850% 2,422,875
107,345 Digital Realty Trust Inc 5.250% 2,377,692
Total Data Center REITs 9,200,087
Diversified REITs - 1.3%
35,010 Armada Hoffler Properties Inc 6.750% 840,240
10,130 CTO Realty Growth Inc 6.375% 203,613
54,110 DigitalBridge Group Inc 7.150% 1,255,352
43,965 DigitalBridge Group Inc 7.125% 1,009,436
Total Diversified REITs 3,308,641
Hotel & Resort REITs - 4.9%
95,245 Chatham Lodging Trust 6.625% 2,098,247
141,820 DiamondRock Hospitality Co 8.250% 3,573,864
146,845 Pebblebrook Hotel Trust 6.375% 3,099,898
57,695 Pebblebrook Hotel Trust 5.700% 1,091,013
22,025 Pebblebrook Hotel Trust 6.300% 479,264
65,150 Sunstone Hotel Investors Inc 5.700% 1,381,180
41,060 Sunstone Hotel Investors Inc 6.125% 893,055
Total Hotel & Resort REITs 12,616,521
Industrial REITs - 2.9%
59,877 Prologis Inc 8.540% 3,293,235
159,235 Rexford Industrial Realty Inc 5.625% 3,550,925
23,621 Rexford Industrial Realty Inc 5.875% 555,566
Total Industrial REITs 7,399,726
Multi-Family Residential REITs - 0.8%
34,373 Mid-America Apartment Communities Inc 8.500% 1,946,605
Total Multi-Family Residential REITs 1,946,605
Office REITs - 11.7%
12,713 Highwoods Properties Inc 8.625% 13,406,750
175,808 Hudson Pacific Properties Inc 4.750% 2,463,070
152,510 SL Green Realty Corp 6.500% 3,216,436
229,040 Vornado Realty Trust 5.250% 3,515,764
214,604 Vornado Realty Trust 5.250% 3,219,060
178,635 Vornado Realty Trust 4.450% 2,424,077

Shares   Description (a) Coupon Value
Office REITs (continued)
107,649 Vornado Realty Trust 5.400% $ 1,690,089
Total Office REITs 29,935,246
Other Specialized REITs - 0.2%
21,085 EPR Properties 5.750% 438,568
Total Other Specialized REITs 438,568
Retail REITs - 9.4%
128,290 Agree Realty Corp 4.250% 2,399,023
145,990 Federal Realty Investment Trust 5.000% 3,330,032
158,749 Kimco Realty Corp 5.250% 3,716,314
127,689 Kimco Realty Corp 5.125% 2,987,923
60,825 Regency Centers Corp 6.250% 1,520,017
53,645 Regency Centers Corp 5.875% 1,260,658
30,155 RPT Realty 7.250% 1,722,755
125,180 Saul Centers Inc 6.000% 2,983,039
19,985 Saul Centers Inc 6.125% 469,647
5,494 Simon Property Group Inc 8.375% 325,794
116,200 SITE Centers Corp 6.375% 2,684,220
27,340 Spirit Realty Capital Inc 6.000% 643,037
Total Retail REITs 24,042,459
Self-Storage REITs - 6.4%
77,946 National Storage Affiliates Trust 6.000% 1,842,644
255,335 Public Storage 5.600% 6,436,995
114,069 Public Storage 5.050% 2,707,998
89,715 Public Storage 4.625% 1,919,004
80,955 Public Storage 4.875% 1,812,582
73,305 Public Storage 4.000% 1,309,960
12,910 Public Storage 4.700% 276,145
Total Self-Storage REITs 16,305,328
Single-Family Residential REITs - 1.7%
102,810 American Homes 4 Rent 6.250% 2,605,205
63,930 American Homes 4 Rent 5.875% 1,537,517
12,330 UMH Properties Inc 6.375% 277,425
Total Single-Family Residential REITs 4,420,147
Total Real Estate Investment Trust Preferred Stocks
(cost $124,579,494) 109,613,328
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
CORPORATE BONDS - 0.8% (0.6% of Total Investments) X 2,136,713
Office REITs - 0.8%
$ 2,024 Piedmont Operating Partnership LP 9.250% 7/20/28 $ 2,136,713
Total Office REITs 2,136,713
Total Corporate Bonds
(cost $2,060,606) 2,136,713
Total Long-Term Investments
(cost $288,386,436) 331,184,849

Nuveen Real Estate Income Fund
(continued)
Portfolio of Investments
December 31, 2023

JRS
A
Investments in Derivatives
Principal
Amount (000) Description (a) Coupon Maturity Value
SHORT-TERM INVESTMENTS - 8.3% (6.0% of Total Investments)
X –
REPURCHASE AGREEMENTS - 8.3% (6.0% of Total Investments) X 21,125,000
$ 21,125 (b) Fixed Income Clearing Corp (FICC) 5.310% 1/02/24 $ 21,125,000
Total Repurchase Agreements
(cost $21,125,000) 21,125,000
Total Short-Term Investments
(cost $21,125,000) 21,125,000
Total Investments (cost $309,511,436 ) - 137.9% 352,309,849
Borrowings - (36.9)% (c),(d) (94,400,000)
Other Assets & Liabilities, Net -   (1.0)% (2,362,230)
Net Assets Applicable to Common Shares - 100% $ 255,547,619
Interest Rate Swaps - OTC Uncleared
Counterparty
Notional
Amount
Fund
Pay/Receive
Floating Rate
Floating Rate
Index
Fixed Rate
(Annualized)
Fixed Rate
Payment
Frequency
Effective
Date (e)
Optional
Termination
Date
Maturity
Date Value
Unrealized
Appreciation
(Depreciation)
Morgan Stanley
Capital Services LLC $ 72,400,000 Receive SOFR 1.994% Monthly 6/01/18 7/01/25 7/01/27 $ 2,576,217 $ 2,576,217
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Agreement with Fixed Income Clearing Corporation, 5.310% dated 12/29/23 to be repurchased at $21,125,000 on 1/2/24, collateralized by
Government Agency Securities, with coupon rate 3.375% and maturity date 5/15/33, valued at $21,547,579.
(c) Borrowings as a percentage of Total Investments is 26.8%.
(d) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $206,571,121 have been pledged as collateral for borrowings.
(e) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
REIT Real Estate Investment Trust
SOFR Secured Overnight Financing Rate
See Notes to Financial Statements

Statement of Assets and Liabilities
See Notes to Financial Statements

December 31, 2023 NMAI JRI JRS
ASSETS
Long-term investments, at value
†
$ 611,958,172 $ 505,214,945 $ 331,184,849
Short-term investments, at value
◊
23,400,000 19,950,000 21,125,000
Cash denominated in foreign currencies
^
15,050 244,586 –
Unrealized appreciation on forward foreign currency contracts 1,988 – –
Unrealized appreciation on interest rate swaps contracts – 3,999,541 2,576,217
Receivables:
Dividends 494,256 1,281,871 1,931,014
Interest 3,658,327 3,090,838 93,077
Investments sold 1,567,914 116,460 –
Reclaims 730,483 152,786 –
Reimbursement from Adviser 22,655 86,243 –
Variation margin on futures contracts – 29,219 –
Other 240,848 42,023 130,356
Total assets 642,089,693 534,208,512 357,040,513
LIABILITIES
Cash overdraft 12,118,014 2,044,607 4,098,992
Cash collateral due to broker for investments in futures contracts
(1)
– 3,462,780 2,039,199
Borrowings 85,416,000 151,695,000 94,400,000
Reverse repurchase agreements, including accrued interest 79,319,148 – –
Written options, at value
#
183,280 – –
Unrealized depreciation on forward foreign currency contracts 30,977 – –
Payables:
Management fees 450,299 422,417 250,684
Interest 394,624 787,392 440,344
Investments purchased - regular settlement 12,782 194,096 –
Investments purchased - when-issued/delayed-delivery settlement 3,805,527 – –
Unfunded senior loans 12,881 – –
Accrued expenses:
Custodian fees 185,765 184,321 29,554
Investor relations 88,559 923 61,563
Trustees fees 229,521 44,428 133,399
Professional fees 3,818 6,178 4,920
Shareholder reporting expenses 64,019 44,461 34,111
Shareholder servicing agent fees 146 2,336 128
Other 669 388 —
Total liabilities 182,316,029 158,889,327 101,492,894
Net assets applicable to common shares $ 459,773,664 $ 375,319,185 $ 255,547,619
Common shares outstanding 33,425,645 27,416,679 28,892,471
Net asset value ("NAV") per common share outstanding $ 13.76 $ 13.69 $ 8.84
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share $ 334,256 $ 274,167 $ 288,925
Paid-in capital 463,827,296 576,038,573 231,497,623
Total distributable earnings (loss) (4,387,888) (200,993,555) 23,761,071
Net assets applicable to common shares $ 459,773,664 $ 375,319,185 $ 255,547,619
Authorized shares:
Common Unlimited Unlimited Unlimited
Preferred Unlimited Unlimited Unlimited
†
Long-term investments, cost $ 583,396,292 $ 502,540,123 $ 288,386,436
◊
Short-term investments, cost $ 23,400,000 $ 19,950,000 $ 21,125,000
#
Written options, premiums received $ 78,629 $ — $ —
^
Cash denominated in foreign currencies, cost $ 19,133 $ 244,968 $ —
(1) Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the
Portfolio of Investments.

Statement of Operations
See Notes to Financial Statements

Year Ended December 31, 2023 NMAI JRI JRS
INVESTMENT INCOME
Dividends $ 11,095,550 $ 19,013,267 $ 12,782,159
Interest 19,000,622 11,592,163 382,170
Rehypothecation income 39,841 — —
Other income 84,786 401,731 —
Tax withheld (541,963) (983,454) (1,000)
Total investment income 29,678,836 30,023,707 13,163,329
EXPENSES
– – –
Management fees 5,582,661 5,020,267 2,883,592
Shareholder servicing agent fees 1,075 15,553 4,078
Interest expense 10,554,761 9,241,727 5,516,130
Trustees fees 24,416 19,491 12,353
Custodian expenses 152,778 208,820 33,501
Investor relations expenses 120,726 163,134 81,032
Professional fees 117,099 103,979 65,716
Shareholder reporting expenses 113,749 71,665 56,127
Stock exchange listing fees 10,013 8,279 8,713
Other 37,698 18,800 18,709
Total expenses 16,714,976 14,871,715 8,679,951
Net investment income (loss) 12,963,860 15,151,992 4,483,378
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments (19,905,773) (20,477,502) (2,575,000)
Futures contracts — 1,622,438 —
Written options (658,637) — —
Swaps contracts — 3,427,698 2,206,888
Foreign currency transactions (16,898) (1,053,817) —
Net realized gain (loss) (20,581,308) (16,481,183) (368,112)
Change in unrealized appreciation (depreciation) on:
Investments 62,615,227 37,249,430 37,685,388
Forward foreign currency contracts (28,989) — —
Futures contracts — (1,418,486) —
Written options (104,651) — —
Swaps contracts — (1,712,766) (1,103,241)
Foreign currency translations 6,150 12,383 —
Net change in unrealized appreciation (depreciation) 62,487,737 34,130,561 36,582,147
Net realized and unrealized gain (loss) 41,906,429 17,649,378 36,214,035
Net increase (decrease) in net assets applicable to common shares from operations $ 54,870,289 $ 32,801,370 $ 40,697,413

Statement of Changes in Net Assets
See Notes to Financial Statements

NMAI JRI
Year Ended
12/31/23
Year Ended
12/31/22
Year Ended
12/31/23
Year Ended
12/31/22
OPERATIONS
Net investment income (loss) $ 12,963,860 $ 15,582,325 $ 15,151,992 $ 21,328,203
Net realized gain (loss) (20,581,308) (3,423,329) (16,481,183) (15,844,092)
Net change in unrealized appreciation (depreciation) 62,487,737 (158,716,918) 34,130,561 (79,152,773)
Net increase (decrease) in net assets applicable to common shares from operations 54,870,289 (146,557,922) 32,801,370 (73,668,662)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (20,649,058) (74,696,289) (18,037,353) (21,150,820)
Return of Capital (22,804,280) – (11,483,011) (10,640,540)
Total distributions (43,453,338) (74,696,289) (29,520,364) (31,791,360)
CAPITAL SHARE TRANSACTIONS
Common shares:
Cost of shares repurchased and retired – – (413,224) –
Net increase (decrease) applicable to common shares from capital share transactions — — (413,224) —
Net increase (decrease) in net assets applicable to common shares 11,416,951 (221,254,211) 2,867,782 (105,460,022)
Net assets applicable to common shares at the beginning of the period 448,356,713 669,610,924 372,451,403 477,911,425
Net assets applicable to common shares at the end of the
period $ 459,773,664 $ 448,356,713 $ 375,319,185 $ 372,451,403

See Notes to Financial Statements

JRS
Year Ended
12/31/23
Year Ended
12/31/22
OPERATIONS
Net investment income (loss) $ 4,483,378 $ 7,705,983
Net realized gain (loss) (368,112) (12,418,737)
Net change in unrealized appreciation (depreciation) 36,582,147 (118,450,797)
Net increase (decrease) in net assets applicable to common shares from operations 40,697,413 (123,163,551)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (6,688,820) (16,220,000)
Return of Capital (12,958,060) (7,934,106)
Total distributions (19,646,880) (24,154,106)
Net increase (decrease) in net assets applicable to common shares 21,050,533 (147,317,657)
Net assets applicable to common shares at the beginning of the period 234,497,086 381,814,743
Net assets applicable to common shares at the end of the period $ 255,547,619 $ 234,497,086

Statement of Cash Flows
See Notes to Financial Statements

Year Ended December 31, 2023
NMAI JRI JRS
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations $ 54,870,289 $ 32,801,370 $ 40,697,413
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments (294,412,488) (296,813,117) (107,443,935)
Proceeds from sale and maturities of investments 406,480,163 317,993,904 138,525,388
Proceeds from (Purchase of) short-term investments, net (20,277,736) 1,790,347 (16,474,165)
Proceeds from (Purchase of) closed foreign currency spot transactions 74,885 (291,955) (97,189)
Proceeds from litigation settlement 79,881 44 —
Capital gains and return of capital distributions from investments 337,416 1,705,963 3,467,244
Amortization (Accretion) of premiums and discounts, net 116,944 (97,907) (1,561)
(Increase) Decrease in:
Receivable for dividends 197,675 391,376 (12,645)
Receivable for interest 26,285 (136,904) (92,746)
Receivable for reclaims (20,779) 52,856 —
Receivable for reimbursement from Adviser 2,260 (39,460) —
Receivable for investments sold 2,066,726 2,433,302 —
Receivable for variation margin on futures contracts — (11,078) —
Other assets (31,323) (5,741) (11,963)
Increase (Decrease) in:
Payable for interest (461,087) 787,392 (409)
Payable for investments purchased - regular settlement (621,119) (1,607,675) —
Payable for investments purchased - when-issued/delayed-delivery settlement (2,647,351) — —
Payable for unfunded senior loans (128,443) — —
Payable for management fees (53,874) (20,105) (3,076)
Accrued custodian fees (218,494) (124,278) (16,010)
Accrued investor relations fees 32,564 1,050 20,791
Accrued Trustees fees 23,821 5,373 13,245
Accrued professional fees (14,413) 3,579 870
Accrued shareholder reporting expenses 6,827 (4,059) (2,193)
Accrued shareholder servicing agent fees (184) (211) 626
Accrued other expenses (6,489) (15,645) (2,112)
Net realized (gain) loss from investments 19,905,773 20,477,502 2,575,000
Net realized (gain) loss from foreign currency transactions 16,898 1,053,817 —
Net realized (gain) loss from written options 658,637 — —
Net realized (gain) loss from paydowns (411,308) — —
Net change in unrealized (appreciation) depreciation of investments (62,615,227) (37,249,430) (37,685,388)
Net change in unrealized (appreciation) depreciation of Forward foreign currency 28,989 — —
Net change in unrealized (appreciation) depreciation of swaps contracts — 1,712,766 1,103,241
Net change in unrealized (appreciation) depreciation of written options 104,651 — —
Net change in unrealized (appreciation) depreciation on foreign currency translations (6,150) (12,383) —
Net cash provided by (used in) operating activities 103,104,219 44,780,693 24,560,426
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings 37,515,000 — —
(Repayments) of borrowings (127,700,000) (15,2 90,000) (10,000,000)
Proceeds from reverse repurchase agreements 341,557,620 — —
(Repayments of) reverse repurchase agreements (322,935,210) — —
Increase (Decrease) in:
Cash overdraft 11,914,978 2,044,607 4,098,992
Cash collateral due to broker — (1,624,681) 987,462
Cash overdraft  denominated in foreign currencies — (55,494) —
Cash distributions paid to common shareholders (43,453,338) (29,520,364) (19,646,880)
Cost of common shares repurchased and retired — (413,224) —
Net cash provided by (used in) financing activities (103,100,950) (44,859,156) (24,560,426)
Net increase (decrease) in Cash and cash denominated in foreign currencies 3,269 (78,463) –
Cash, cash denominated in foreign currencies at the beginning of period 11,781 323,049 —
Cash, cash denominated in foreign currencies at the end of period $ 15,050 $ 244,586 $ —

See Notes to Financial Statements

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION NMAI JRI JRS
Cash paid for interest
$ 10,990,022 $ 8,410,597 $ 5,514,892

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Discount
Per
Share
Repurchased
and Retired
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
NMAI
12/31/23 $ 13.41 $ 0.39 $ 1.26 $ 1.65 $ (0.62) $ — $ (0.68) $ (1.30) $ — $ 13.76 $ 12.30
12/31/22 20.03 0.47 (4.86) (4.39) (1.40) (0.83) — (2.23) — 13.41 11.49
12/31/21(e) 20.00 0.07 0.31 0.38 (0.06) (0.29) — (0.35) — 20.03 18.65
JRI
12/31/23 13.57 0.55 0.65 1.20 (0.66) — (0.42) (1.08) —(g) 13.69 11.72
12/31/22 17.41 0.78 (3.46) (2.68) (0.77) — (0.39) (1.16) — 13.57 11.70
12/31/21 15.84 1.00 1.73 2.73 (1.09) — (0.07) (1.16) — 17.41 16.12
12/31/20 20.04 0.80 (3.78) (2.98) (0.99) — (0.23) (1.22) —(g) 15.84 13.46
12/31/19 16.48 0.91 3.94 4.85 (1.29) — — (1.29) — 20.04 18.36
JRS
12/31/23 8.12 0.16 1.24 1.40 (0.23) — (0.45) (0.68) — 8.84 7.82
12/31/22 13.22 0.27 (4.54) (4.27) (0.26) (0.30) (0.27) (0.83) — 8.12 7.56
12/31/21 9.63 0.25 4.10 4.35 (0.20) (0.56) — (0.76) — 13.22 12.82
12/31/20 11.35 0.26 (1.22) (0.96) (0.23) (0.46) (0.07) (0.76) — 9.63 8.44
12/31/19 9.47 0.27 2.37 2.64 (0.27) (0.49) — (0.76) — 11.35 10.62
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
NMAI
JRI
JRS
12/31/23
2.32%
2.53%
2.31%
12/31/22
1 . 0 4
1.04
1.01
12/31/21
0. 12 (e),(f)
0.34
0.27
12/31/20
N/A
0.66
0.48
12/31/19
N/A
1.28
1.15
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value(b)
Based
on
Share
Price(b)
Net
Assets,
End of
Period (000) Expenses(c)
Net
Investment
Income
(Loss)(c),(d)
Portfolio
Turnover
Rate
12.87% 19.43% $ 459,774 3.68% 2.86% 46%
(21.91) (26.29) 448,357 2.53 2.88 129
1.90 (5.00) 669,611 1.63 (f) 3.35 (f) 66
9.32 10.02 375,319 4.07 4.15 59
(15.83) (20.83) 372,451 2.63 5.09 71
17.73 29.09 477,911 1.82 5.94 73
(14.15) (19.31) 434,736 2.20 5.26 102
30.18 45.48 550,464 2.80 4.84 90
18.14 13.46 255,548 3.64 1.88 33
(32.94) (35.25) 234,497 2.33 2.58 58
46.38 62.73 381,815 1.54 2.16 92
(7.42) (12.24) 278,287 1.79 2.83 116
28.18 34.80 327,788 2.45 2.40 104
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
• Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:
(d) Includes voluntary compensation from the Adviser as further described in the Notes to Financial Statements.
(e) For the period November 22, 2021 (commencement of operations) through December 31, 2021.
(f) Annualized.
(g) Value rounded to zero.

Financial Highlights
The following table sets forth information regarding each Fund's outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.
Borrowings
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share(b)
NMAI
12/31/23 $ 85,416 $ 6,383
12/31/22 175,601 3,553
12/31/21(c) 178,550 4,750
JRI
12/31/23 151,695 3,474
12/31/22 166,985 3,230
12/31/21 197,935 3,414
12/31/20 166,035 3,618
12/31/19 222,225 3,477
JRS
12/31/23 94,400 3,707
12/31/22 104,400 3,246
12/31/21 144,000 3,651
12/31/20 110,000 3,530
12/31/19 131,500 3,493
(a) Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b) Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the results by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(c) For the period November 22, 2021 (commencement of operations) through December 31, 2021.

Notes to Financial Statements

1. General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a
“Fund” and collectively, the “Funds”):
Nuveen Multi-Asset Income Fund (NMAI)
Nuveen Real Asset Income and Growth Fund (JRI)
Nuveen Real Estate Income Fund (JRS)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NMAI, JRI and JRS were organized as Massachusetts business trusts on April 22, 2021, January 10, 2012 and August 27,
2001, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is December 31, 2023, and the period covered by these Notes to Financial
Statements is the fiscal year ended December 31, 2023 (the “current fiscal period”).
Investment Adviser and Sub-Adviser:
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolio, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. For NMAI, the Adviser has entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with each of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC
(“TAL”) and Winslow Capital Management LLC (“Winslow”), each of which are affiliates of the Adviser. Pursuant to the Sub-Advisory Agreement
with NAM, NAM is responsible for the Fund’s dynamic asset allocation strategy and for allocating the Fund’s assets among each of the various Sub-
Advisers. NAM, TAL and Winslow under each Sub-Advisory Agreement manages the investment portfolios of the Fund allocated to it. For JRI, the
Adviser has entered into a sub-advisory agreement with NAM under which NAM manages the investment portfolio of JRI. For JRS, the Adviser has entered into sub-advisory agreements with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages JRS's investment portfolio. The Adviser is responsible for managing the Funds' investments in swap contracts. NAM, TAL, Winslow and
Security Capital are each a "Sub-Adviser".
Developments Regarding the Fund’s Control Share By-Law:
On October 5, 2020, the Fund and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a
shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District
Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the "Board") amended the Fund’s by-laws to provide that the Fund’s Control Share
By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Notes to Financial Statements
(continued)
NMAI and JRS make quarterly cash distributions, while JRI makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, JRS seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the
Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a non-taxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.
The distribution policy for NMAI and JRI, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode .The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode.
The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year for the previous year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain
(loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.
Foreign Currency Transactions and Translation:
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.
Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii)
derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with
(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, NMAI’s and JRI’s investments in non-U.S. securities were as follows:

Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in kind (“PIK”) interest, paydown gains and losses and fee income, if any.
PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.
Rehypothecation income when applicable, is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described later in these Notes to Financial Statements
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”).
Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to
Financial Statements.
NMAI Value
% of Total
Investments
Country:
Japan $ 18,375,498 2.9%
United Kingdom 15,988,628 2.5
France 15,845,878 2.5
Canada 9,936,539 1.6
Netherlands 9,903,483 1.6
Australia 9,296,141 1.5
Brazil 8,647,890 1.4
Germany 8,514,153 1.3
Spain 7,498,825 1.2
Switzerland 7,205,892 1.1
Other 82,543,899 12.9
Total non-U.S. Securities $193,756,826 30.5%
JRI Value
% of Total
Investments
Country:
Canada $ 63,318,004 12.1%
Australia 22,333,002 4.3
United Kingdom 19,698,941 3.7
Hong Kong 13,852,962 2.6
Singapore 13,331,938 2.5
Italy 13,304,427 2.5
Spain 6,460,555 1.2
France 6,342,615 1.2
Portugal 4,374,790 0.8
Mexico 4,040,655 0.8
Other 12,665,762 2.5
Total non-U.S. Securities $179,723,651 34.2%

Notes to Financial Statements
(continued)
New Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation
of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank
Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31,
2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848,
which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Accounting Pronouncement:
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement
("Topic 820"). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. During the current fiscal period, the Funds adopted the new guidance and there was no material impact to the Funds.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing services and are generally classified as Level 1 or 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as
Level 1.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NMAI
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Common Stocks $ 100,898,640 $ 97,186,116 $ 2,014 $ 198,086,770
Asset-Backed and Mortgage-Backed Securities – 82,317,242 216,190 82,533,432
Exchange-Traded Funds 34,196,468 24,679,595 – 58,876,063
Variable Rate Senior Loan Interests – 54,537,392 – 54,537,392
U.S. Government and Agency Obligations – 48,035,169 – 48,035,169
Emerging Market Debt and Foreign Corporate Bonds – 40,612,418 – 40,612,418
Real Estate Investment Trust Common Stocks 40,027,797 93,123 – 40,120,920
$1,000 Par (or similar) Institutional Preferred – 36,190,761 – 36,190,761
Contingent Capital Securities – 23,696,366 – 23,696,366
Corporate Bonds – 14,402,052 – 14,402,052
$25 Par (or similar) Retail Preferred 11,739,230 2,303,038 – 14,042,268
Warrants – 643,145 – 643,145
Investment Companies – 180,370 – 180,370
Options Purchased 638 – – 638
Common Stock Rights 408 – – 408
Short-Term Investments:
Repurchase Agreements – 23,400,000 – 23,400,000
Investments in Derivatives:
Forward Foreign Currency Contracts* – (28,989) – (28,989)
Options Written (183,280) – – (183,280)
Total $ 186,679,901 $ 448,247,798 $ 218,204 $ 635,145,903
JRI
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Corporate Bonds $ – $ 137,710,413 $ – $ 137,710,413
Real Estate Investment Trust Common Stocks 83,896,826 32,669,035 2,254 116,568,115
Common Stocks 70,930,452 43,634,998 – 114,565,450
$25 Par (or similar) Retail Preferred 74,092,346 – – 74,092,346
$1,000 Par (or similar) Institutional Preferred – 50,131,913 – 50,131,913
Convertible Preferred Securities 8,224,136 1,095,429 – 9,319,565
Investment Companies 1,799,377 449,162 – 2,248,539
Asset-Backed and Mortgage-Backed Securities – 578,604 – 578,604
Short-Term Investments:
Repurchase Agreements – 19,950,000 – 19,950,000
Investments in Derivatives:
Interest Rate Swaps* – 3,999,541 – 3,999,541
Futures Contracts* (1,298,670) – – (1,298,670)
Total $ 237,644,467 $ 290,219,095 $ 2,254 $ 527,865,816

Notes to Financial Statements
(continued)
4. Portfolio Securities
Unfunded Commitments:
Pursuant to the terms of certain of the variable rate senior loan agreements, NMAI and JRI may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, NMAI had $12,881, JRI has no value in outstanding unfunded senior loan commitments.
Participation Commitments
:
With respect to the senior loans held in NMAI and JRI portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Funds purchases a participation of a senior loan interest, the Funds would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower.
As such, the Funds not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
JRS
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Real Estate Investment Trust Common Stocks $ 219,434,808 $ – $ – $ 219,434,808
Real Estate Investment Trust Preferred Stocks 106,320,093 3,293,235 – 109,613,328
Corporate Bonds – 2,136,713 – 2,136,713
Short-Term Investments:
Repurchase Agreements – 21,125,000 – 21,125,000
Investments in Derivatives:
Interest Rate Swaps* – 2,576,217 – 2,576,217
Total $ 325,754,901 $ 29,131,165 $ – $ 354,886,066
* Represents net unrealized appreciation (depreciation) as reported in Fund's Portfolio of Investments.
Fund Counterparty
Short-term
Investments, at
Value
Collateral
Pledged (From)
Counterparty
NMAI Fixed Income Clearing Corporation $ 23,400,000 $ (23,868,074)
JRI Fixed Income Clearing Corporation 19,950,000 (20,349,072)
JRS Fixed Income Clearing Corporation 21,125,000 (21,547,579)
Fund
Non-U.S.
Government
Purchases
U.S.
Government
Purchases
Non-U.S.
Government Sales
and Maturities
U.S.
Government
Sales
NMAI
$ 212,549,811 $ 81,862,677 $ 366,322,040 $ 40,158,123
JRI
296,813,117 — 317,993,904 —
JRS
107,443,935 — 138,525,388 —

5. Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Futures Contracts:
During the current fiscal period, JRI continued to use interest rate futures to partially hedge the portfolio against movements in interest rates.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking-
to-market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of
Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
Options Transactions:
The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or "baskets" of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option.
When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as an asset on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as in unrealized appreciation (depreciation) on the Statement of Operations. When an option expires, the premiums received or paid are recognized as realized gains or losses on the Statement of Operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statement of Operations.
The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, NMAI purchased put and call options as well as wrote call options as part of its overwrite strategy.
During the current fiscal period, the Fund wrote call options on U.S. equity indexes while investing in a portfolio that included U.S. equities to generate additional income and provide downside protection.
Fund
Average Notional Amount of Futures
Contracts Outstanding
*
JRI $ 22,038,436
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements
(continued)
The average notional amount of outstanding options purchased during the current fiscal period, was as follows:
The average notional amount of outstanding options written during the current fiscal period, was as follows:
Forward Foreign Currency Contracts:
During the current fiscal period, NMAI used foreign exchange forwards to hedge its exposure to Euro denominated positions.
A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statements of Assets and Liabilities. The Funds realizes gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities.
The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:
The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.
Interest Rate Swap Contracts:
The Funds may enter into an interest rate swap contract to gain or reduce exposure to interest rates, to manage duration, the yield curve or interest rate risk. During the current fiscal period, the JRI and JRS used interest rate swap contracts to partially hedge its interest cost of leverage.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts.
Fund
Average Notional Amount of Purchased
Options Contracts Outstanding
*
NMAI $ 527,900
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund
Average Notional Amount of Written Options
Contracts Outstanding
*
NMAI $ (11,410,500)
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund
Average Notional Amount of Forward
Contracts Outstanding
*
NMAI $ 506,211
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund Counterparty
Gross Unrealized
Appreciation on Forward
Foreign Currency
Contracts*
Gross Unrealized
(Depreciation) on
Forward Foreign
Currency Contracts* Net Unrealized
Collateral
Pledged to (from)
Counterparty Net Exposure
NMAI Bank of America, N.A $ - $ (30,977) $ (30,977) $ - $ (30,977)
NMAI
Morgan Stanley Capital
Services LLC 1,988 - 1,988 - 1,988
*  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation)
on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and
the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swaps on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:
Fund
Average Notional Amount of Interest Rate
Swap Contracts Outstanding
*
JRI $ 112,400,000
JRS 72,400,000
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund Counterparty
Gross Unrealized
Appreciation Interest
Rate Swaps***
Gross Unrealized
(Depreciation) Interest Rate
Swaps***
Net Unrealized
Appreciation(Depreciation)
on Interest Rate Swaps
Collateral
Pledged to (from)
Counterparty Net Exposure
JRI Morgan Stanley Capital Services LLC $ 3,999,541 $ - $ 3,999,541 $ (4,195,845) $ (196,304)
JRS Morgan Stanley Capital Services LLC 2,576,217 -   2,576,217 (2,753,976) (177,759)
***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
Asset Derivatives Liability Derivatives
Derivative Instrument Risk Exposure Location Value Location Value
NMAI
Options Purchased Equity Long-term investments, at
value
$ 637 - $
Options Written Equity - – Options written, at value (183,280)
Forward Foreign Currency
Contracts
Foreign currency exchange
rate
Unrealized appreciation on
forward contracts
1,988 Unrealized depreciation on
forward contracts
(30,977)
1 1 1 1 1 1 1 1
JRI
Futures Contracts Interest rate Unrealized depreciation on
futures contracts
*
(1,298,670) - –
Interest Rate Swaps Interest rate Unrealized appreciation
on interest rate swaps
contracts
**
3,999,541 - –
1 1 1 1 1 1 1 1
JRS
Interest Rate Swaps Interest rate Unrealized appreciation
on interest rate swaps
contracts
**
2,576,217 - –
1 1 1 1 1 1 1 1
* The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contacts.

Notes to Financial Statements
(continued)
During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
6. Fund Shares
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
** Value represents the cumulative unrealized appreciation (depreciation) of cleared derivative contracts as reported in the Fund’s Portfolio of Investments. The Statement of Assets
and Liabilities only reflects the current day variation margin receivable/payable from/to brokers on open cleared derivative contracts.
Derivative Instrument Risk Exposure
Net Realized Gain
(Loss)
Change in
Unrealized
Appreciation
(Depreciation)
NMAI
Purchased options Equity $ 1,669 $ (1,324)
Written options Equity (658,637) (104,651)
Forward contracts Foreign currency exchange rate – (28,989)
JRI
Futures contracts Interest rate 1,622,438 (1,418,486)
Swap contracts Interest rate 3,427,698 (1,712,766)
JRS
Swap contracts Interest rate 2,206,888 (1,103,241)
* Shown as a component of Realized gain (loss) from Investments on the Statement of Operations.
JRI
Year Ended
12/31/23
Year Ended
12/31/22
Common Shares:
Repurchased and retired 37,001 —
Total 37,001 —
Weighted average common share:
Price per share repurchased and retired $11.15 $–
Discount per share repurchased and retired (16.36)% –%

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, deemed dividend due to corporate actions, foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, nondeductible expenses, paydowns, return of capital and long-term capital gain distributions received from portfolio investments, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid was as follows:
As of year end, the Funds had capital loss carryforwards, which will not expire:
8. Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the advisor.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
NMAI
$ 615,291,816 $ 59,895,005 $ (40,040,919) $ 19,854,086
JRI
528,003,071 31,213,463 (31,350,718) (137,255)
JRS
316,334,638 63,855,963 (25,304,535) 38,551,428
Fund
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
NMAI
$ — $ — $ 19,855,925 $ (24,243,813) $ — $ — $ (4,387,888)
JRI
— — (135,728) (200,517,922) — (339,905) (200,993,555)
JRS
— — 38,551,428 (14,441,071) — (349,286) 23,761,071
12/31/23 12/31/22
Fund
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
NMAI
$ 20,649,058 $ — $ 22,804,280 $ 11,703,254 $ 62,993,035 $ —
JRI
18,037,353 — 11,483,011 21,150,820 — 10,640,540
JRS
6,688,820 — 12,958,060 16,220,000 — 7,934,106
Fund
Short-Term Long-Term Total
NMAI
$ 6,365,511 $ 17,878,302 $ 24,243,813
JRI
64,594,942 135,922,980 200,517,922
JRS
12,146,858 2,294,213 14,441,071

Notes to Financial Statements
(continued)
shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
* For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective
January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of
December 31, 2023, the complex-level fee for each Fund was as follows:
Other Transactions with Affiliates:
The Funds receive voluntary compensation from the Adviser in amounts that approximate the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized in "Other income" on the Statement of Operations and any amounts due to the Funds at the end of the reporting period is recognized in "Reimbursement from Adviser" on the Statement of Assets and Liabilities.  During the current fiscal period, the values of voluntary compensation were as follows:
Average Daily Managed Assets*
NMAI
Fund-Level
Fee Rate
JRI
Fund-Level
Fee Rate
JRS
Fund-Level
Fee Rate
For the first $500 million 0.7000% 0.8000% 0.7000%
For the next $500 million 0.6750 0.7750 0.6750
For the next $500 million 0.6500 0.7500 0.6500
For the next $500 million 0.6250 0.7250 0.6250
For managed assets over $2 billion 0.6000 0.7000 0.6000
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Fund
Complex-Level Fee
NMAI
0.1602%
JRI
0.1602%
JRS
0.1602%
Fund
Amount
NMAI
$ 84,786
JRI
401,731
JRS
—

Other Transactions with Affiliates:
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
9. Fund Leverage
Borrowings:
Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each
Fund’s maximum commitment amount under these Borrowings is as follows:
As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:
For NMAI interest is charged on the Borrowings at a rate per annum equal to OBFR (Overnight Bank Funding Rate) plus a spread that is determined by a portion of the underlying collateral pledged to secure the amount borrowed. The Fund is charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount, however this fee was waived during the reporting period.
On June 29, 2023, JRI entered into a new Borrowing facility and changed its interest on Borrowings to Daily Secured Overnight Financing Rate
(SOFR) plus 0.600% per annum on the amount borrowed. All other terms remained unchanged.
For JRS interest is charged on these Borrowings at 1-Month Term SOFR plus 0.610% per annum on the amounts borrowed. For JRI interest is charged on these Borrowings at Daily SOFR plus 0.600% (1-Month Term SOFR plus 0.750% prior to June 29, 2023) per annum on the amounts borrowed and 0.125% per annum for the period January 1, 2023 through June 29, 2023 on the undrawn balance.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:
Fund
Purchases Sales
Realized
Gain (Loss)
NMAI
$ — $ 4,633 $ (1,335)
JRI
— — —
JRS
— — —
Fund
Commitment
Amount
NMAI
$ 300,000,000
JRI
200,000,000
JRS
150,000,000
Fund
Outstanding
balance on
Borrowings
NMAI $ 85,416,000
JRI 151,695,000
JRS 94,400,000
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
NMAI
365 $ 132,711,712 5.50%
JRI
365 158,467,932 5.83
JRS
365 96,646,575 5.71

Notes to Financial Statements
(continued)
In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.
Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.
Rehypothecation:
NMAI has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the
Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3 % of the Fund total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.
The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such
Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the
Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.
The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the reporting period, NMAI had Hypothecated Securities as follows:
NMAI earn Rehypothecation Fee, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by NMAI was as follows:
Reverse Repurchase Agreements:
During the current fiscal period, NMAI utilized reverse repurchase agreements as a means of leverage.
The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of "Interest expense" on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:
NMAI
Hypothecated Securities $64,401,547
NMAI
Rehypothecation Fees $39,841
Fund Counterparty Rate
Principal
Amount Maturity Value
Value and Accrued
Interest
NMAI BNP Paribas SA SOFR+0.26% $ (40,542,160)
35-day
Evergreen $ (40,542,160) $ (40,743,970)
NMAI RBC Capital Markets, LLC 5.70% $ (37,974,000) On-Demand $ (37,974,000) $ (38,575,178)
Total $(78,516,160) $(78,516,160) $(79,319,148)
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Weighted
Average
Interest rate
NMAI 365 $ 65,620,497 4.87%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.
10. Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund
Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund
Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4)
no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-
fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
Fund Counterparty
Reverse
Repurchase
Agreements*
Collateral
Pledged to
Counterparty
NMAI BNP Paribas SA $ (40,743,970) $ (48,784,468)
NMAI RBC Capital Markets, LLC (38,575,178) (44,610,652)
Total (79,319,148) (93,395,120)
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN MULTI-ASSET INCOME FUND (NMAI)
Investment Objectives
The Fund’s investment objective is to provide total return through high current income and capital appreciation.
Investment Policies
Under normal circumstances, the Fund will dynamically invest in a portfolio of equity and debt securities of issuers located around the world. This dynamic investment strategy uses a risk-based framework in which any amount can be allocated to an asset-class at any time. The Fund may invest in equity and debt securities of any type. The Fund may use derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities, and may utilize derivatives of any type.
As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a percentage of the market value of the Fund’s equity portfolio. The Fund is not required to allocate its investments among asset classes, issuer jurisdiction, or any other investment parameter in any fixed proportion except as specifically described herein.
The Fund will employ a dynamic asset allocation strategy in seeking to achieve the Fund’s investment objective. Nuveen Asset Management, LLC
(“Nuveen Asset Management”) will implement the Fund’s dynamic multi-asset income strategy by allocating the Fund’s assets among equity and debt investments.
The relative allocations of the Fund’s Managed Assets (as defined below) for investment between equity and debt securities, and relative allocations to the different types of equity and income strategies, will vary from time to time consistent with the Fund’s investment objective.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the U.S.,  non-
U.S. developed markets, and emerging markets) without limit.
The Fund may invest in debt securities of any type without limit. The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, and with any maturity or duration. The Fund may invest in debt securities across various geographic regions throughout the world
(including the U.S., non-U.S. developed markets, and emerging markets) without limit.
The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or
“junk” bonds), distressed securities, and in debt securities that are unrated.
The Acquiring Fund may invest in the securities of companies of any market capitalization.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities
(securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933 Act, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may invest in inverse floating rate securities.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote.
Portfolio Contents
The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the U.S. and emerging markets) without limit. These securities may include, but are not limited to, common stock, preferred stock, securities convertible into common, depositary receipts, stock, master-limited partnership (“MLPs”) and other partnership interests, real estate investment trusts (“REITs”), rights and warrants, or securities or other instruments whose price is linked to (or derived from) the value of common stock.

Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Equity securities in which the Fund may invest include MLPs. An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares.
The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities.
Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments.
Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.
The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by  non-
U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
The Fund may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years), or the SPAC will liquidate.
The Fund may invest in debt securities of any type without limit, including but not limited to debt securities of the U.S. government and other governments throughout the world (including emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, municipal securities, domestic and foreign corporate debt obligations, convertible bonds, municipal bonds, structured notes, credit-
linked notes, loan assignments and participations, repurchase agreements, residential and commercial mortgage-backed securities, asset-backed securities, debt obligations of MLPs, and securities issued or guaranteed by certain international organizations such as the World Bank.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The debt obligations in which the Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates.
The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Fund must correctly assess probable movements in interest rates.
The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, including senior loans and secured and unsecured junior loans, and with any maturity or duration.
The Fund may invest in debt securities across various geographic regions throughout the world (including the U.S., non-U.S. developed markets, and emerging markets) without limit.
The Fund may invest in foreign securities payable in either U.S. dollars or foreign currencies. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations; and (iv) other foreign issuers.

Shareholder Update
(Unaudited) (continued)
The Fund has no geographic limits on where it may invest, and therefore may invest in the securities of corporate and governmental issuers in both developed and emerging markets around the world. The Fund may emphasize foreign securities when the Fund’s applicable sub-adviser expects these investments to outperform U.S. securities. In addition to investing in foreign securities, the Fund may actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives.
The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk”
bonds), distressed securities, and in debt securities that are unrated. The Fund may invest in junk bonds and distressed securities when the Fund’s applicable sub-adviser believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
The Fund may invest in distressed securities when the Fund’s applicable sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential.
The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: debt securities issued or guaranteed by governments and governmental agencies or instrumentalities; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions;
or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
The Fund may invest in U.S. dollar-denominated “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S.
Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s applicable sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest corporate debt securities. Corporate debt securities are bonds, senior loans and notes issued by corporations or other business entities.
Corporate debt securities are fully taxable debt obligations that fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN has a maturity date, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
The Fund may invest in the securities of companies of any market capitalization. The Fund will generally seek diversification across markets and industries.
The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the

Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.
The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the
Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”).
The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans are generally based on the Secured Overnight
Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.
The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any nationally recognized statistical rating organization.
The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental
Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.
Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.
The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the
Borrower.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. ABS are created in a process called securitization.
In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-
backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization.
The Fund may invest in mortgage-backed securities (“MBS”). MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Shareholder Update
(Unaudited) (continued)
The Fund may invest in residential mortgage-backed securities (“RMBS”). RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.
The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other  non-
governmental issuers. CMBS have no governmental guarantee.
The Fund may purchase event-linked bonds or “catastrophe bonds.” Event-linked bonds are asset-backed securities generally issued by special purpose vehicles organized by insurance companies, with interest payments tied to the insurance losses of casualty insurance contracts. Large insurance losses, such as those caused by a trigger event, such as a hurricane, earthquake or other physical or weather related phenomenon, will reduce the interest payments and, accordingly, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Small losses will lead to above-market interest payments. Generally, event-linked bonds are issued as Rule 144A securities (i.e., securities which are not registered under the 1933 Act, but which can be sold to certain institutional buyers in accordance with Rule 144A under the
Securities Act). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, liability under the terms of the bond is limited to the principal and accrued interest of the bond. If no trigger event occurs, the Fund will recover its principal plus interest. Often, event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.
The Fund may invest in Collateralized Debt Obligations (“CDOs”) and Collateralized Loan Obligations (“CLOs”). CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities, including, for example, high yield, high-risk bonds, structured finance securities including ABS, mortgage-backed securities and REITs. CLOs are similar to CDOs, but are typically collateralized principally by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade (commonly known as “high yield” or “junk” bonds). The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs and CLOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO/CLO structure to obtain the desired credit ratings for the most highly rated debt securities issued by a CDO or CLO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external”
credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement,
CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.
The Fund may invest in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement.
The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.
The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”),
European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United
States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

The Fund may also invest in EDRs, GDRs and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and
GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.
The Fund may invest in inflation protected securities. Inflation protected securities are debt securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
The Fund may invest a portion of their assets in securities of companies offering shares in initial public offerings (“IPOs”). IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.
The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain  non-
U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded  over-the-
counter.
The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”).
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may hold a portion of its assets in cash or cash equivalents, including foreign cash equivalents or foreign bank deposits.
As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio. The Fund may also buy calls, buy puts, and sell puts as a secondary emphasis of the options strategy.
This may also include certain uncovered options positions. The options may be on indexes, custom baskets of securities and individual securities.
The Fund’s options strategy may include options traded in the over-the-counter (“OTC”) market and exchange-traded options.
An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to
(in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed,
PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time.
The Fund may use certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, forward contracts, swap contracts (including interest rate, total return and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The credit default swaps in which the Fund may invest include credit default swap indexes and single-name credit default swaps. A credit default swap index is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange
Commission (“SEC”).

Shareholder Update
(Unaudited) (continued)
Use of Leverage
The Fund may use leverage to seek to achieve its investment objective. The Fund may use leverage to the extent permitted under the 1940 Act.
The Fund may source leverage through a number of methods including borrowings, the issuance of preferred shares, commercial paper or notes, by entering into reverse repurchase agreements, and by investing in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may invest any percentage of its total assets in short-term high quality debt securities. The Fund may not achieve its investment objective during such periods.

NUVEEN REAL ESTATE INCOME FUND (JRS)
Investment Objectives
The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation.
Investment Policies
Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies. The Fund has a fundamental policy of concentrating its investments in the
U.S. real estate industry and not in any other industry.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund will invest at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”), excluding convertible securities.
The Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities. Investment grade quality preferred stocks, convertible preferred stocks and debt securities are those that, at the time of investment, are rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers.
The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.
The Fund will invest at least 25% of its Managed Assets in securities of companies in the financial services sector.
The Fund will not invest more than 10% of its total assets in the securities of any one issuer.
The Fund will not enter into short sales or invest in derivatives, except as described below in connection with the interest rate swap or interest rate cap transactions.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 90% of its total assets in income-producing securities issued by real estate companies, such policy may not be changed without
60 days’ prior written notice to shareholders.
The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund’s investments are concentrated in the U.S. real estate industry. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.
The Fund may invest in common stocks.  Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities.
Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and

Shareholder Update
(Unaudited) (continued)
prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.
The Fund may invest in preferred stocks. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.
The Fund’s may invest in below investment grade preferred stocks, convertible preferred stocks and debt securities. Below investment grade preferred stocks, convertible preferred stocks and debt securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund will invest in securities of companies in the financial services sector. For purposes of identifying companies in the financial services sector, the Fund will use sector and industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification
Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.
The Fund may invest directly or indirectly in foreign securities, including securities denominated in foreign currencies or in multinational currency units. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S.
dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s payment obligations. Interest rate swaps involve the
Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Borrowings or any preferred shares. The payment obligation is based on the notional amount of the swap.
The Fund may also enter into interest rate cap transactions, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange
Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives, such as interest rate swaps, that have the economic effect of leverage by creating additional investment exposure.
The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from investment objectives and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)
Investment Objective
The Fund's investment objective is to provide a high level of current income and long-term capital appreciation.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in equity and debt securities issued by real asset-related companies located anywhere in the world.
Real asset-related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50%
of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.
The Fund also employs an option strategy focused on securities issued by real asset-related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund’s investments will be concentrated in the infrastructure and real estate sectors.
The Fund will not have more than 40% of its Managed Assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); however, no more than 10% of its Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower at any time.
The Fund may invest up to 5% of its Managed Assets in senior loans.
The Fund will invest at least 25% and no more than 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts.
The Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.
The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its Managed Assets.
The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed
Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in equity and debt securities issued by real asset-related companies located anywhere in the world, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in equity and debt securities issued by real asset-related companies located anywhere in the world in the infrastructure and real estate sectors. The infrastructure sector includes investments related to the energy, telecommunications, utilities and materials sectors. The real estate sector includes investments in real estate companies.
Debt securities in which the Fund may invest include:  corporate debt, high yield debt, mortgage-backed securities (“MBS”), commercial mortgage-
backed securities (“CMBS”), debt securities issued by master-limited partnerships (“MLPs”) and REITs, exchange-traded notes (“ETNs”), commercial paper & repurchase agreements, asset-backed securities (“ABS”) and senior loans.
The Fund may invest in common stocks issued by real asset-related companies.  Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor

Shareholder Update
(Unaudited) (continued)
perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.
The Fund may invest in rights and warrants of common stock. Rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the entity issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.
The Fund may invest in preferred stocks issued by real asset-related companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
The Fund may invest in convertible securities issued by real asset-related companies, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser.
Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in securities of non-U.S. issuers, including emerging market issuers. The Fund will classify an issuer of a security as being a U.S.
or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.
The Fund may invest in debt securities issued or guaranteed by real asset-related companies.
The Fund’s investments in debt securities may include investment grade and below investment grade securities. Below investment grade securities
(such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in PIKs. PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the
Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.
The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the
Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”).
The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans are generally based on SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.
The Fund may invest in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.
The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN has a maturity date, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
The Fund may invest in REITs. A common type of real estate company, a REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of
REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.
The Fund may invest in MLPs. MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter (“OTC”) market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price)
with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be  marked-to-
market  daily.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.

Shareholder Update
(Unaudited) (continued)
The Fund may opportunistically employ an option strategy by writing (selling) call options on custom baskets of real estate securities not owned by the Fund. The Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The Fund also may write (sell) covered call options on individual securities issued by real asset-related companies.
An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to
(in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.
The Fund may also write call options on custom baskets of real estate securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-
adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
In selecting real estate securities for each custom basket, the Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.
In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate, credit default swaps and credit default swap indices), options on financial futures, options on swap contracts or other derivative instruments.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings, entering into reverse repurchase agreements (effectively a secured borrowing)
and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.
Risk NMAI JRS JRI
Portfolio Level Risks
Basis Risk X - -
Below Investment Grade Risk X X X
Bond Market Liquidity Risk X - X
Call Option Risk X - X
Call Risk X X X
Common Stock Risk X X X
Contingent Capital Security (" CoCos ") Risk X - -
Convertible Securities Risk X X X
Credit Risk X X X
Credit Spread Risk X X X
Debt Securities Risk X X X
Deflation Risk X X X
Derivatives Risk X X X
Dividend-Paying Securities Risk X - X
Distressed or Defaulted Securities Risk X - -
Downgrade Risk X - -
Duration Risk X X X
Emerging Markets Risk X - X
Exchange-Traded Funds ("ETFs") Risk X - -
Exchange-Traded Notes ("ETNs") Risk - - X
Extension Risk X - -
Financial Futures and Options Transactions Risk X - X
Financial Services Sector Risk - X -
Floating and Variable Rate Securities Risk X - -
Foreign Currency Risk X X X
Foreign Currency Contracts Risk X - -
Foreign Debt Investment Risk X - -
Frequent Trading Risk X - X
Growth Stock Risk X - -
Hedging Risk X X X
Illiquid Investments Risk X X X
Income Risk X X X
Income Volatility Risk X - -
Inflation Risk X X X
Infrastructure and Real Estate Concentration Risk - - X
Infrastructure Related Securities Risk X - X
Infrastructure Sector Risk X - -
Interest Rate Risk X X X
Inverse Floating Rate Securities Risk X - -
Large-Cap Company Risk X - X

Shareholder Update
(Unaudited) (continued)
Risk NMAI JRS JRI
Portfolio Level Risks
Loan Risk X - -
Master Limited Partnerships ("MLPs") Risk X - X
Mortgage-Backed Securities ("MBS") and Asset-Backed Securities ("ABS") Risk X - -
Mortgage Roll Risk X - -
Municipal Securities Risk X - -
Natural Resource Related Securities Risk - - X
Non-U.S. Securities Risk X X X
Options Strategy Risk - - X
Other Investment Companies Risk X X X
Preferred Securities Risk X X X
Prepayment Risk X - -
Put Options Risk X - -
Real Estate Industry Concentration Risk - X -
Real Estate Related Securities Risk X X X
Reinvestment Risk X X X
Rights and Warrants Risk X - X
Rule 144A Securities Risk X - -
Senior Loan Risk X - -
Senior Loan Agent Risk X - -
Small and Mid-Cap Company Risk X - X
Sovereign Government and Supranational Debt Risk X - -
Special Risks for Inflation-Indexed Bonds X - -
Swap Transactions Risk X X X
Unrated Securities Risk X X X
U.S. Government Securities Risk X - -
Unseasoned Company Risk - - X
Valuation Risk X X X
Value Stock Risk X - -
When-Issued and Delayed-Delivery Transactions Risk X - X
Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk - - X
Zero Coupon or Pay-In-Kind Securities Risk X - X

Portfolio Level Risks:
Basis Risk . As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.
Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Bond Market Liquidity Risk. Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets”
in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.
Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,”
before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value (“NAV”) erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.
In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.
Risk NMAI JRS JRI
Fund Level and Other Risks
Allocation Risk X - -
Anti-Takeover Provisions X X X
Borrowing Risk X X X
Counterparty Risk X X X
Cybersecurity Risk X X X
Global Economic Risk X X X
Investment and Market Risk X X X
Legislation and Regulatory Risk X X X
Leverage Risk X X X
Market Discount from Net Asset Value X X X
Multi-Manager Risk X - -
Recent Market Conditions X X X
Reverse Repurchase Agreement Risk X X X
Fund Tax Risk X X X

Shareholder Update
(Unaudited) (continued)
Collateralized Loan Obligation (“CLO”) Risk. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1)
distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-
income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Contingent Capital Securities (“ CoCos ”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.
Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund.
Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and
Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-
payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the NAV of the Fund. With respect to the Fund’s investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an investment. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities.
In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.
Downgrade Risk. The risk that securities are subsequently downgraded should the Fund’s applicable sub-adviser and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates
(or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Emerging Markets Risk. Investments in emerging markets involve certain risks not presented by investments in more developed markets, including greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations. Companies in emerging markets may also be subject to less stringent regulatory, accounting, auditing, and financial reporting and recordkeeping standards than companies in more developed countries, which could impede the Fund’s ability to evaluate such companies or impact the Fund’s performance.
Securities laws and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited or otherwise impaired. In addition, investments in emerging markets may experience lower trading volume, greater price fluctuations, delayed settlement, unexpected market closures and lack of timely information, and may be subject to additional transaction costs. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Shareholder Update
(Unaudited) (continued)
Exchange-Traded Funds (“ETFs”) Risk. Like any fund, an ETF is subject to the risks of the underlying securities that it holds. In addition, investments in ETFs present certain risks that do not apply to investments in traditional mutual funds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Moreover, ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
Exchange-Traded Notes (“ETNs”) Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs.
While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.
Extension Risk. The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages.
Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of debt securities held by the Fund can result in losses to investors in the Fund.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the
Fund would remain obligated to meet margin requirements until the position is closed.
Financial Services Sector Risk. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Investments in financial services companies includes the following risks:
financial services companies may suffer a setback if regulators change the rules under which they operate;
unstable interest rates can have a disproportionate effect on the financial services sector;
financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;
financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and
financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations.
The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-
income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.
Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the
Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.
Foreign Debt Investment Risk. Foreign investments, which may include debt securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments;
(9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in the Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Fund.
Frequent Trading Risk. In pursuing its investment objective, the Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by the Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed for federal income tax purposes to shareholders as ordinary income when distributed). These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.
Growth Stock Risk. The growth stocks in which the Fund may invest tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Growth stocks may be more expensive relative to their earnings or assets compared to other types of equity securities. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/
or the applicable sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the applicable sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Income Volatility Risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of debt securities. The risk of income volatility is that the level of current income from a portfolio of debt securities may decline in certain interest rate environments.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Shareholder Update
(Unaudited) (continued)
Infrastructure and Real Estate Concentration Risk. The Fund’s investments are concentrated in the infrastructure and real estate sectors. Because the Fund is concentrated in such sectors, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the infrastructure and real estate sectors may subject the Fund to risks associated with companies in those sectors.
Infrastructure Related Securities Risk.
General. The Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.
Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.
Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.
Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.
Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.
Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts.
Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.
Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.
Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.
Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.
Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the
United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United
States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.
Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.
Infrastructure Sector Risk. A Fund that invests significantly in infrastructure-related securities has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel and natural resources at reasonable prices, the effects of energy conservation policies, increased susceptibility to terrorist acts and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to consumers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns as well as cause negative publicity, which may adversely affect the value of an entity’s securities.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-
term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk.
To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.
Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss.
The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with

Shareholder Update
(Unaudited) (continued)
fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-
fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Master Limited Partnerships (“MLPs”) Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations.
Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors.
Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. The value of any investment by the Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Fund may also invest in debt securities issued by MLPs.
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk. These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. MBS may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.
Mortgage Roll Risk. The risk that the Fund’s adviser or an applicable sub-adviser will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.
Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s applicable sub-advisers than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Natural Resource Related Securities Risk. During periods of financial or economic instability, the securities of companies engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as the securities of companies that are suppliers to firms producing natural resources, instruments with economic characteristics similar to natural resources securities or direct holdings of natural resources, may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the prices of particular natural resources may result in volatile earnings of natural resource companies, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resource companies may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about
non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise;
and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.
Options Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S.
federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the
Fund.
Prepayment Risk. The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in MBS and other ABS. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of debt securities held by the Fund can result in losses to investors in the Fund.
Put Options Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.
Real Estate Industry Concentration Risk. The Fund’s investments are concentrated in the U.S. real estate industry. Because the Fund is concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards the U.S. real estate industry may adversely affect the Fund, and the performance of the U.S. real estate industry may lag behind the broader market as a whole. Also, the Fund’s concentration in the U.S. real estate industry may subject the Fund to a variety of risks associated with such companies.
Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The
Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Shareholder Update
(Unaudited) (continued)
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Rights and Warrants Risk. Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.
Rule 144A Securities Risk. The market for Rule 144A securities under the 1933 Act typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at reasonable prices.
Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund.
Such court action could, under certain circumstances, include invalidation of senior loans.
Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated if it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Small and Mid-Cap Company Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.
Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Special Risks for Inflation-Indexed Bonds. The risk that market values of inflation-indexed investments held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the Consumer Price Index for All Urban Consumers (“CPI-U”) may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the applicable sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the applicable sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the
Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Unseasoned Company Risk. The Fund may invest in the securities of less seasoned companies. These investments may involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies, which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.
Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional
“round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Value Stock Risk. Value stocks are securities of companies that typically trade at a perceived discount to their intrinsic value and at valuation discounts relative to companies in the same industry. Value stocks are often also in sectors that trade at a discount to the broader market. The reasons for their discount may vary greatly, but some examples may include adverse business, industry or other developments that may cause the company to be subject to special risks. The intrinsic value of a stock with value characteristics may be difficult to identify and may not be fully recognized by the market for a long time or a stock identified to be undervalued may actually be appropriately priced at a low level.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject the Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case the Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Shareholder Update
(Unaudited) (continued)
Investment in whole loans and loan participations relating to multi-family residential properties may subject the Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced
(for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to the Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.
Investment in whole loans and loan participations relating to commercial properties may subject the Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-
party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon”
payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.
Certain loan participations held by the Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages.
Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that the Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. The Fund could also incur costs and delays in enforcing its rights to such payments.
Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities
Risk” above. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of the Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields.
Zero Coupon or Pay-In-Kind Securities  Risk.  Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon Nuveen Asset Management’s skill in determining the Fund’s allocation to different sub-advisers and strategies. There is the risk that Nuveen Asset Management’s evaluations and assumptions used in making such allocations may be incorrect.
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.
Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income.
When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties,

reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests.
Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-
range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia.
These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the
Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the applicable sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the applicable sub-adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their
NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during

Shareholder Update
(Unaudited) (continued)
periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Multi-Manager Risk. The interplay of the various strategies employed by portfolio managers of Nuveen and its affiliates may result in the Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the Fund’s performance depending upon the performance of those securities and the overall economic environment. The portfolio managers may make investment decisions which conflict with each other; for example, at any particular time, portfolio managers of one strategy may be purchasing shares of an issuer whose shares are being sold by portfolio managers of another strategy. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. In addition, the multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher transaction costs and a greater amount of tax on the Fund’s shareholders.
Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/
or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the
Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Shareholder Update
(Unaudited) (continued)
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s (i) continued use of leverage as of
December 31, 2023 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2023) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
NMAI JRI JRS
Estimated Leverage as a Percentage of Managed Assets
(Including Assets Attributable to Leverage)
26.28% 28.78% 26.98%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage 5.30% 5.82% 5.69%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated
Annual Effective Interest Expense Rate on Leverage
1.62% 1.67% 1.53%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return
-16.72% -16.39% -15.80%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return
-9.52% -9.37% -8.95%
Common Share Total Return for 0.00% Assumed Portfolio Total Return
-2.33% -2.35% -2.10%
Common Share Total Return for 5.00% Assumed Portfolio Total Return 4.87% 4.67% 4.75%
Common Share Total Return for 10.00% Assumed Portfolio Total Return 12.06% 11.69% 11.59%

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update
(Unaudited) (continued)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund;
(iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Amended and Restated By-Laws
On October 5, 2020, the Nuveen Multi-Asset Income Fund, Nuveen Real Estate Income Fund and the Nuveen Real Asset and Growth Fund (each a
“Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a
Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’
Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board
amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the
District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s
Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds
appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the
Second Circuit upheld the opinion of the District Court.
Principal Risks
The following risk factors were added as a principal risk for the Nuveen Multi-Asset Income Fund (NMAI):
Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,”
before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
The following risk factor was added as a principal risk for each of NMAI and Nuveen Real Asset Income and Growth Fund (JRI):
Zero Coupon or Pay-In-Kind Securities  Risk.  Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
The following principal risks were consolidated into a single risk factor entitled, “Small and Mid-Cap Company Risk,” and are therefore no longer included as stand-alone principal risks:
Mid-Cap Company Risk. While securities of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or broader market averages in general.
Smaller-Cap Company Risk. Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.
The following principal risk was consolidated into a single risk factor entitled, “Frequent Trading Risk,” and is therefore no longer included as a stand-alone principal risk:

Portfolio Turnover Risk. In pursuing its investment objective, the Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by the Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed for federal income tax purposes to shareholders as ordinary income when distributed). These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.
The following risk was removed as a principal risk of the Funds:
London Inter-Offered Bank Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight
Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR,
LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available;
(2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from
LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.
Portfolio Managers
Nuveen Real Estate Income Fund (“JRS”)
Effective June 30, 2023, Kenneth Statz retired and no longer serves as a portfolio manager for JRS. Anthony Manno Jr., Kevin Bedell, and Nathan
Gear remain as the portfolio managers for JRS.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified  interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal
Revenue Code:
Qualified Business Income (QBI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
NMAI $ —
JRI —
JRS —
Fund Percentage
NMAI
23 .7%
JRI
19 .6
JRS
5 .0
Fund Percentage
NMAI
54 .5%
JRI
61 .2
JRS
5 .1
Fund
1/1 to Current
Year End
Percentage
NMAI
26.3%
JRI
27.5
JRS
2.5

163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as
Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:
Fund Percentage
NMAI
3.2%
JRI
14.8
JRS
78.7
Fund Percentage
NMAI
35.6%
JRI
30.4
JRS
2.5

Shareholder Meeting Report
(Unaudited)
The annual meeting of shareholders was held on May 8, 2023 for JRS and JRI; at this meeting the shareholders were asked to elect Board members.
JRS JRI
Common
Shares
Common
Shares
Approval of the Board Members was reached as follows:
Amy B.R. Lancellotta
For 20,441,461 20,010,226
Withhold 720,017 910,337
Total 21,161,478 20,920,563
John K. Nelson
For 20,438,372 19,342,866
Withhold 723,106 1,577,697
Total 21,161,478 20,920,563
Terence J. Toth
For 20,439,135 20,009,835
Withhold 722,343 910,728
Total 21,161,478 20,920,563
Robert L. Young
For 20,464,152 19,369,221
Withhold 697,326 1,551,342
Total 21,161,478 20,920,563

Additional Fund Information
(Unaudited)
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Joseph A. Boateng* Jack B. Evans**
Michael A.
Forrester* William C. Hunter** Thomas J. Kenny*** Amy B.R. Lancellotta Joanne T. Medero
Albin F. Moschner John K. Nelson Loren M. Starr***
Matthew Thornton
III Terence J. Toth Margaret L. Wolff Robert L. Young
* Effective January 1, 2024.
** Retired from the Funds' Board of Trustees effective December 31, 2023.
*** Effective January 1, 2024.
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60603
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A.
150 Royall Street
Canton, MA 02021
(800) 257-8787
NMAI JRI JRS
Common shares repurchased
0 37,001 0

Glossary of Terms Used in this Report
(Unaudited)
19(a) Notice:
Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below)
and the leverage effects of certain derivative investments in the fund’s portfolio.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Co-Chair and
Board Member
2008
Class II
Formerly, a Co-Founding Partner, Promus Capital (investment
advisory firm) (2008-2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012-2021); Chair of the Board
of the Kehrein Center for the Arts (philanthropy) (since 2021);
member: Catalyst Schools of Chicago Board (since 2008) and
Mather Foundation Board (philanthropy) (since 2012), formerly,
Chair of its Investment Committee (2017-2022); formerly, Member,
Chicago Fellowship Board (philanthropy) (2005-2016); formerly,
Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director,
Legal & General Investment Management America, Inc. (asset
management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007); Executive
Vice President, Quantitative Management & Securities Lending
(2000-2004); prior thereto, various positions with Northern Trust
Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and
Northern Trust Hong Kong Board (1997-2004).
211
Joseph A. Boateng
1963
730 Third Avenue
New York, NY 10017
Board Member 2024
Class II
Chief Investment Officer, Casey Family Programs (since 2007).
Director of U.S. Pension Plans, Johnson & Johnson (2002-2006);
Board Member, Lumina Foundation; and Waterside School;
Emeritus Board Member, Year-Up Puget Sound; Investment
Advisory Committee Member, Seattle City Employees’ Retirement
System; Investment Committee Member, The Seattle Foundation.
190
Michael A. Forrester
1967
730 Third Avenue
New York, NY 10017
Board Member 2024
Class I
Chief Executive Officer (2014–2021) and Chief Operating Officer
(2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter
Southfield School; Member, Governing Council of the Independent
Directors Council.
190
Thomas J. Kenny
1963
730 Third Avenue
New York, NY 10017
Co-Chair and
Board Member
2024
Class I
Advisory Director (2010–2011), Partner (2004–2010), Managing
Director (1999–2004) and Co-Head of Global Cash and Fixed
Income Portfolio Management Team (2002–2010), Goldman
Sachs Asset Management; Director and Chair of the Finance and
Investment Committee, Aflac Incorporated; Director, ParentSquare.
211
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, Independent Directors Council (IDC)
(supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since
2020) of the Board of Directors, Jewish Coalition Against Domestic
Abuse (JCADA).
211

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-
2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
211
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
211
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Member of Board of Directors of Core12 LLC. (private firm
which develops branding, marketing and communications
strategies for clients) (since 2008); served The President’s
Council of Fordham University (2010-2019) and previously a
Director of the Curran Center for Catholic American Studies
(2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014);
former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief
Executive Officer of ABN AMRO Bank N.V., North America, and
Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank
N.V. between 1996 and 2007.
211
Loren M. Starr
1961
730 Third Avenue
New York, NY 10017
Board Member 2024
Class III
Independent Consultant/Advisor (since 2021). Vice Chair, Senior
Managing Director (2020–2021), Chief Financial Officer, Senior
Managing Director (2005–2020), Invesco Ltd.; Director, AMG.
210

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
211
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member (since 2004) formerly, Chair (2015-
2022) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.
211
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2017
Class I
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
211
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2015 Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of
Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President
(2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance
Officer (2017-2022) of BMO Funds, Inc.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen
Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen;
Managing Director Assistant Secretary and Associate General Counsel of Nuveen
Asset Management, LLC; has previously held various positions with Nuveen;
Managing Director, Associate General Counsel and Assistant Secretary of Teachers
Advisors, LLC and TIAA-CREF Investment Management, LLC.

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Jeremy D. Franklin
1983
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2024 Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President
Associate General Counsel and Assistant Secretary, Nuveen Asset Management,
LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC;
Vice President and Associate General Counsel, Teachers Insurance and Annuity
Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds
and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant
Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice
President, Associate General Counsel and Assistant Secretary of Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director of Nuveen; Managing Director of Nuveen Fund Advisors,
LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Vice President and Associate General Counsel of Nuveen; Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton
(2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Senior Managing Director and Head of Investment Oversight of Nuveen; Managing
Director of Nuveen Fund Advisors, LLC; has previously held various positions with
Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA
Strategies LLC; Managing Director, Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-
CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC,
and Nuveen Alternative Advisors LLC; has previously  held various positions with
Nuveen/TIAA.
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President, Secretary and General Counsel of Nuveen Investments,
Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC  and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of
Nuveen Asset Management, LLC; Executive Vice President, General Counsel and
Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and
Nuveen Alternative Investments, LLC; Executive Vice President, Associate General
Counsel and Assistant Secretary  of TIAA-CREF Funds and TIAA-CREF Life Funds;
has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and
Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa
Barbara Asset Management, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-
CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF
Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC
and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.
James Nelson III
1976
730 Third Avenue
New York, NY 10017
Vice President 2024 Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Mary Beth Ramsay
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2024 Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk &
Compliance; Executive Vice President, Teachers Insurance and Annuity Association
of America; formerly, Senior Vice President, Head of Sales and Client Solutions
(2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life
Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director of Nuveen.
E. Scott Wickerham
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management,
LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the
TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and
the CREF Accounts; has previously held various positions with TIAA.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund
Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen
Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of the CREF
Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life
Funds; Managing Director, Associate General Counsel and Assistant Secretary of
Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director of Nuveen, LLC and of TIAA.
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
EAN-C-1223P 3342521-INV-Y-02/25
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng(\1), Albin F. Moschner, John K. Nelson, Loren M. Starr(2) and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

(1) Mr. Boateng was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Core Equity Alpha Fund, Nuveen Core Plus Impact Fund, Nuveen Credit Strategies Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen Floating Rate Income Fund, Nuveen Global High Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, Nuveen Mortgage and Income Fund, Nuveen Multi-Asset Income Fund, Nuveen Multi-Market Income Fund, Nuveen Municipal Credit Opportunities Fund, Nuveen NASDAQ 100 Dynamic Overwrite Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Real Asset Income and Growth Fund, Nuveen Real Estate Income Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen S&P 500 Buy-Write Income Fund, Nuveen Variable Rate Preferred & Income Fund, and Nuveen Virginia Quality Municipal Income Fund, for which he serves as a consultant.

(2) Mr. Starr was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which he serves as a consultant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2023	$33,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2022	$30,400	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2023	$0	$0	$0	$0
December 31, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting guidelines (“Guidelines”) for voting proxies on specific types of issues.

Most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Guidelines require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as one Portfolio Manager. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting guidelines are available upon request by contacting your client service representative.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s investments. (Security Capital is also referred to as “Sub-Adviser”.) Security Capital, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8 (a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Anthony R. Manno Jr. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago in 1973. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President’s Call to Service Award, December 2008.

Kevin W. Bedell is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell began his career in real estate and finance in 1987 and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Nathan J. Gear is an Executive Director of Security Capital Research & Management Incorporated and a member of the Portfolio Management Team where, as a senior member of the Investment Analysis Team, he leads the fundamental analysis and pricing of REIT fixed income senior securities. Prior to joining Security Capital in 2006, Mr. Gear was involved in the underwriting and analysis of real estate loans for JPMorgan. Mr. Gear began his career in real estate and finance in 2003 and received his BS with honors from Pensacola Christian College and is a member of the Chartered Financial Analyst Institute.

ITEM 8 (a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Anthony R. Manno Jr.	Registered Investment Company	1	$200 million
	Other Pooled Investment Vehicles	2	$700 million
	Other Accounts	85	$2 billion
	Performance Fee Accounts	4	$700 million

Kevin W. Bedell	Registered Investment Company	1	$200 million
	Other Pooled Investment Vehicles	2	$700 million
	Other Accounts	85	$2 billion
	Performance Fee Accounts	4	$700 million

Nathan J. Gear	Registered Investment Company	1	$200 million
	Other Pooled Investment Vehicles	2	$700 million
	Other Accounts	85	$2 billion
	Performance Fee Accounts	4	$700 million

* Assets are as of December 31, 2023.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

ITEM 8 (a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

The primary compensation for Security Capital’s professionals is a cash base salary and, if earned, a year-end incentive compensation bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. Bonus payments are a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm. If earned, incentive compensation bonus is paid in cash and restricted shares as follows (together (1) and (2) “Restricted Shares”):

1.	For incentive compensation awards over $50,000, non-cash portion includes:

a.	For Investment and Client Strategy/Investment Specialist Teams

Investments tracking the performance of two Security Capital Strategies Preferred Growth and SC-Liquid Core + Employee-selected mutual funds.

b.	For All Other Security Capital Teams

Employee-selected mutual funds and/or restricted stock of Security Capital’s parent company, JPMorgan Chase & Co.

2.	Other Details:

All Restricted Share awards vest 50% each after the second and third year anniversaries of the award grant date. Generally, the employee must be employed by the firm at the time of vesting to receive the underlying value the Restricted Shares.

As an employee’s level of incentive compensation increases, the percentage awarded in Restricted Shares also increases, ranging from 0% to 40% of an individuals’ total bonus.

Supporting strong performance and accountability principles, the stock-based incentive programs provide for the ability to clawback prior awards for performance, and all incentive programs reserve the right to cancel or require repayment of all or any portion of an award if the firm determines that the award was based on materially inaccurate performance metrics and that cancellation or repayment is appropriate in light of the facts and circumstances that contributed to the inaccuracy.

The annual incentive compensation program is linked directly to the profitability of Security Capital, JPMorgan Asset Management as a whole and to the performance of the firm generally. By deferring a portion of incentive compensation into Restricted Shares, compensation is linked to long-term performance.

ITEM 8 (a)(4).	OWNERSHIP OF JRS SECURITIES AS OF DECEMBER 31, 2023

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anthony R. Manno Jr.	X
Kevin W. Bedell	X
Nathan J. Gear	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 7, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 7, 2024